UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3759

Variable Insurance Products Fund IV
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Item 1.

Reports to Stockholders

Fidelity® Variable Insurance Products: Materials Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Life of FundA
Initial Class	(9.01)%	4.23%	6.24%
Investor Class	(9.09)%	4.15%	6.15%

 A From April 24, 2007

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Materials Portfolio - Initial Class on April 24, 2007, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$16,924	VIP Materials Portfolio - Initial Class
$16,659	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, the energy sector (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Portfolio Manager Tobias Welo:  For the year, the fund’s share classes recorded high single-digit declines that outpaced the -10.06% return of the MSCI U.S. IMI Materials 25/50 Index. Versus the index, noteworthy positives included a meaningful underweighting in the weak-performing diversified metals & mining group, as well as favorable stock selection in specialty chemicals. The fund’s top relative contributor was natural resources provider Freeport McMoRan, an index name in which the fund owned a significantly underweighted position that I later sold. Sharply lower prices for copper and crude oil hurt the stock. Steering clear of aluminum giant and index component Alcoa also bolstered our relative results, as did overweightings in Cytec – which I sold – and Ecolab, a provider of cleaning and sanitizing products. Conversely, our relative results were hampered by picks in construction materials and diversified chemicals. In the latter group was Dow Chemical, the fund’s largest relative detractor and a strong-performing index name in which we had no exposure until late in the period. Also detracting was a sizable overweighting in paper-packaging firm WestRock. Additionally, Eagle Materials, a supplier of crushed stone and other aggregates in which we had an overweighting, underperformed, whereas two other index stocks in construction materials that we didn’t own, Vulcan Materials and Martin Marietta, strongly outperformed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
E.I. du Pont de Nemours & Co.	12.1	10.2
WestRock Co.	9.0	5.6
Monsanto Co.	8.9	7.8
Eastman Chemical Co.	8.7	7.6
LyondellBasell Industries NV Class A	7.6	6.4
The Dow Chemical Co.	4.8	0.0
PPG Industries, Inc.	4.8	6.0
Ecolab, Inc.	4.8	6.1
Graphic Packaging Holding Co.	4.2	3.1
Ball Corp.	4.0	2.2
	68.9

Top Industries (% of fund's net assets)

As of December 31, 2015
Chemicals	70.9%
Containers & Packaging	19.1%
Construction Materials	3.5%
Metals & Mining	3.2%
Paper & Forest Products	1.3%
All Others*	2.0%

As of June 30, 2015
Chemicals	71.2%
Containers & Packaging	18.3%
Metals & Mining	4.5%
Construction Materials	3.6%
Paper & Forest Products	1.8%
All Others*	0.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Chemicals - 70.9%
Commodity Chemicals - 8.5%
LyondellBasell Industries NV Class A	44,516	$3,868,440
Orion Engineered Carbons SA	38,056	479,506
		4,347,946
Diversified Chemicals - 25.6%
E.I. du Pont de Nemours & Co.	92,800	6,180,480
Eastman Chemical Co.	66,235	4,471,525
The Dow Chemical Co.	47,900	2,465,892
		13,117,897
Fertilizers & Agricultural Chemicals - 12.7%
Agrium, Inc. (a)	5,800	518,383
CF Industries Holdings, Inc.	20,400	832,524
Monsanto Co.	46,027	4,534,580
Potash Corp. of Saskatchewan, Inc.	37,000	633,736
		6,519,223
Specialty Chemicals - 24.1%
Ashland, Inc.	15,000	1,540,500
Ecolab, Inc.	21,328	2,439,497
Frutarom Industries Ltd.	11,400	612,336
International Flavors & Fragrances, Inc.	4,400	526,416
NewMarket Corp.	2,329	886,720
PPG Industries, Inc.	24,900	2,460,618
Valspar Corp.	23,000	1,907,850
W.R. Grace & Co. (b)	19,746	1,966,504
		12,340,441

TOTAL CHEMICALS		36,325,507

Construction Materials - 3.5%
Construction Materials - 3.5%
Eagle Materials, Inc.	29,988	1,812,175
Containers & Packaging - 19.1%
Metal & Glass Containers - 4.0%
Ball Corp.	27,800	2,021,894
Paper Packaging - 15.1%
Graphic Packaging Holding Co.	168,300	2,159,289
Sealed Air Corp.	22,100	985,660
WestRock Co.	100,798	4,598,405
		7,743,354

TOTAL CONTAINERS & PACKAGING		9,765,248

Energy Equipment & Services - 0.3%
Oil & Gas Equipment & Services - 0.3%
Aspen Aerogels, Inc. (b)	22,448	136,259
Metals & Mining - 3.2%
Diversified Metals & Mining - 1.5%
Compass Minerals International, Inc.	10,100	760,227
Steel - 1.7%
Steel Dynamics, Inc.	50,200	897,074

TOTAL METALS & MINING		1,657,301

Paper & Forest Products - 1.3%
Paper Products - 1.3%
Domtar Corp.	18,200	672,490
TOTAL COMMON STOCKS
(Cost $44,022,479)		50,368,980

Money Market Funds - 2.7%
Fidelity Cash Central Fund, 0.33% (c)	884,428	884,428
Fidelity Securities Lending Cash Central Fund, 0.35% (c)(d)	474,000	474,000
TOTAL MONEY MARKET FUNDS
(Cost $1,358,428)		1,358,428
TOTAL INVESTMENT PORTFOLIO - 101.0%
(Cost $45,380,907)		51,727,408
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(487,905)
NET ASSETS - 100%		$51,239,503

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements , which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$944
Fidelity Securities Lending Cash Central Fund	1,689
Total	$2,633

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.1%
Netherlands	7.6%
Canada	2.2%
Israel	1.2%
Others (Individually Less Than 1%)	0.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (including securities loaned of $445,144) — See accompanying schedule: Unaffiliated issuers (cost $44,022,479)	$50,368,980
Fidelity Central Funds (cost $1,358,428)	1,358,428
Total Investments (cost $45,380,907)		$51,727,408
Dividends receivable		98,798
Distributions receivable from Fidelity Central Funds		200
Prepaid expenses		285
Other receivables		329
Total assets		51,827,020
Liabilities
Payable for fund shares redeemed	$46,503
Accrued management fee	23,963
Audit fees payable	34,011
Other affiliated payables	7,373
Other payables and accrued expenses	1,667
Collateral on securities loaned, at value	474,000
Total liabilities		587,517
Net Assets		$51,239,503
Net Assets consist of:
Paid in capital		$44,109,437
Undistributed net investment income		3,496
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		780,186
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,346,384
Net Assets		$51,239,503
Initial Class:
Net Asset Value, offering price and redemption price per share ($11,432,093 ÷ 938,450 shares)		$12.18
Investor Class:
Net Asset Value, offering price and redemption price per share ($39,807,410 ÷ 3,268,495 shares)		$12.18

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$1,221,443
Income from Fidelity Central Funds		2,633
Total income		1,224,076
Expenses
Management fee	$339,518
Transfer agent fees	80,248
Accounting and security lending fees	24,116
Custodian fees and expenses	13,848
Independent trustees' compensation	1,107
Audit	41,448
Legal	1,025
Miscellaneous	958
Total expenses before reductions	502,268
Expense reductions	(3,728)	498,540
Net investment income (loss)		725,536
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,216,339
Foreign currency transactions	(2,619)
Total net realized gain (loss)		1,213,720
Change in net unrealized appreciation (depreciation) on: Investment securities	(7,132,044)
Assets and liabilities in foreign currencies	(117)
Total change in net unrealized appreciation (depreciation)		(7,132,161)
Net gain (loss)		(5,918,441)
Net increase (decrease) in net assets resulting from operations		$(5,192,905)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$725,536	$696,736
Net realized gain (loss)	1,213,720	6,176,877
Change in net unrealized appreciation (depreciation)	(7,132,161)	(7,055,286)
Net increase (decrease) in net assets resulting from operations	(5,192,905)	(181,673)
Distributions to shareholders from net investment income	(746,745)	(670,961)
Distributions to shareholders from net realized gain	(6,129,175)	(2,757,632)
Total distributions	(6,875,920)	(3,428,593)
Share transactions - net increase (decrease)	(9,007,350)	281,333
Redemption fees	10,050	6,745
Total increase (decrease) in net assets	(21,066,125)	(3,322,188)
Net Assets
Beginning of period	72,305,628	75,627,816
End of period (including undistributed net investment income of $3,496 and undistributed net investment income of $24,705, respectively)	$51,239,503	$72,305,628

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Materials Portfolio Initial Class

		December 31,
Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$14.84	$15.53	$13.27	$11.67	$12.94
Income from Investment Operations
Net investment income (loss)A	.17	.15	.11	.12	.16B
Net realized and unrealized gain (loss)	(1.33)	(.09)	2.77	2.19	(1.24)
Total from investment operations	(1.16)	.06	2.88	2.31	(1.08)
Distributions from net investment income	(.19)	(.15)	(.17)	(.12)	(.20)
Distributions from net realized gain	(1.32)	(.60)	(.45)	(.59)	–
Total distributions	(1.50)C	(.75)	(.62)	(.71)	(.20)
Redemption fees added to paid in capitalA	–D	–D	–D	–D	.01
Net asset value, end of period	$12.18	$14.84	$15.53	$13.27	$11.67
Total ReturnE,F	(9.01)%	.37%	22.15%	20.15%	(8.20)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.75%	.75%	.76%	.75%	.76%
Expenses net of fee waivers, if any	.75%	.74%	.76%	.75%	.76%
Expenses net of all reductions	.75%	.73%	.75%	.74%	.75%
Net investment income (loss)	1.23%	1.00%	.77%	.96%	1.28%B
Supplemental Data
Net assets, end of period (000 omitted)	$11,432	$17,469	$21,067	$25,025	$27,414
Portfolio turnover rateI	68%	78%	68%	68%	105%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .93%.

 C Total distributions of $1.50 per share is comprised of distributions from net investment income of $.185 and distributions from net realized gain of $1.319 per share.

 D Amount represents less than $.005 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Materials Portfolio Investor Class

		December 31,
Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$14.84	$15.53	$13.27	$11.67	$12.94
Income from Investment Operations
Net investment income (loss)A	.16	.14	.10	.11	.15B
Net realized and unrealized gain (loss)	(1.33)	(.09)	2.77	2.19	(1.24)
Total from investment operations	(1.17)	.05	2.87	2.30	(1.09)
Distributions from net investment income	(.17)	(.14)	(.16)	(.11)	(.19)
Distributions from net realized gain	(1.32)	(.60)	(.45)	(.59)	–
Total distributions	(1.49)	(.74)	(.61)	(.70)	(.19)
Redemption fees added to paid in capitalA	–C	–C	–C	–C	.01
Net asset value, end of period	$12.18	$14.84	$15.53	$13.27	$11.67
Total ReturnD,E	(9.09)%	.32%	22.07%	20.07%	(8.30)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.83%	.82%	.83%	.83%	.84%
Expenses net of fee waivers, if any	.83%	.81%	.83%	.83%	.84%
Expenses net of all reductions	.82%	.81%	.83%	.82%	.83%
Net investment income (loss)	1.16%	.93%	.69%	.88%	1.20%B
Supplemental Data
Net assets, end of period (000 omitted)	$39,807	$54,837	$54,561	$50,188	$49,862
Portfolio turnover rateH	68%	78%	68%	68%	105%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .85%.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Materials Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), original issue discount and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$8,636,582
Gross unrealized depreciation	(2,749,144)
Net unrealized appreciation (depreciation) on securities	$5,887,438
Tax Cost	$45,839,970

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,757
Undistributed long-term capital gain	$1,233,987
Net unrealized appreciation (depreciation) on securities and other investments	$5,887,321

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$789,083	$ 709,809
Long-term Capital Gains	6,086,837	2,718,784
Total	$6,875,920	$ 3,428,593

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $41,767,746 and $57,735,780, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07%( .15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$9,903
Investor Class	70,345
$80,248

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $804 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $97 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,689.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,169 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $258 and a portion of class-level operating expenses as follows:

Amount
Investor Class	$1,301

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Initial Class	$174,359	$169,670
Investor Class	572,386	501,291
Total	$746,745	$670,961
From net realized gain
Initial Class	1,450,555	747,472
Investor Class	4,678,620	2,010,160
Total	$6,129,175	$2,757,632

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
Initial Class
Shares sold	104,321	185,893	$1,435,872	$2,860,922
Reinvestment of distributions	115,453	61,324	1,624,914	917,142
Shares redeemed	(458,368)	(426,524)	(6,260,376)	(6,454,552)
Net increase (decrease)	(238,594)	(179,307)	$(3,199,590)	$(2,676,488)
Investor Class
Shares sold	529,379	875,374	$7,121,617	$13,493,315
Reinvestment of distributions	373,515	167,913	5,251,006	2,511,451
Shares redeemed	(1,330,679)	(860,538)	(18,180,383)	(13,046,945)
Net increase (decrease)	(427,785)	182,749	$(5,807,760)	$2,957,821

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and Shareholders of VIP Materials Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Materials Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the VIP Materials Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 17, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present). Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, its President for 3 years, stepping down in 2006, as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial Markets infrastructure). Mr. Donahue serves as a Member and Treasurer of the Board of Directors of United Way of New York (2012-present), Member of the Board of Directors of NYC Leadership Academy (2012-present) and Physicians for Human Rights (2013-present), and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services) and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director of Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present) and Head of Global Equity Research (2010-present). Previously, Mr. Bartel served as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	.76%
Actual		$1,000.00	$901.40	$3.64
Hypothetical-C		$1,000.00	$1,021.37	$3.87
Investor Class	.84%
Actual		$1,000.00	$901.30	$4.03
Hypothetical-C		$1,000.00	$1,020.97	$4.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Materials Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/12/2016	02/12/2016	$0.001	$0.307
Investor Class	02/12/2016	02/12/2016	$0.001	$0.307

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $1,233,987, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class and Investor Class designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

VMATP-ANN-0216
1.850999.108

Fidelity® Variable Insurance Products: Technology Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	6.27%	10.01%	9.50%
Investor Class	6.08%	9.92%	9.40%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Technology Portfolio - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$24,793	VIP Technology Portfolio - Initial Class
$20,242	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, the energy sector (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Portfolio Manager Charlie Chai:  For the year, the fund’s share classes recorded mid-single-digit gains that outperformed the 5.10% return of the MSCI U.S. IMI Information Technology 25/50 Index. Versus the index, stock selection and a large underweighting in technology hardware, storage & peripherals was by far the most positive factor. At the stock level, the biggest boost came from an out-of-index position in China-based online travel services provider Ctrip.com International. At period end, the fund owned a reduced position here. Online advertising platform 58.com, also not in our benchmark, bolstered relative results. Partly due to these positions, the fund’s foreign holdings contributed to performance despite the headwind of a stronger U.S. dollar. Underweighting two slow-growing index components that recorded negative returns further lifted the fund’s relative performance: enterprise database provider Oracle and IT services specialist IBM. Conversely, stock picking in semiconductors and an underweighting in systems software detracted. In the latter group, a large underweighting in Microsoft was easily the fund’s biggest relative detractor. This index heavyweight enjoyed a strong fourth quarter of 2015. A large overweighting in chipmaker Marvell Technology Group also detracted, as did an out-of-index position in online coupon purveyor Groupon.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	8.5	14.2
Alphabet, Inc. Class C	6.2	4.0
Alphabet, Inc. Class A	6.0	4.1
Facebook, Inc. Class A	4.8	4.7
Alibaba Group Holding Ltd. sponsored ADR	2.9	0.0
Visa, Inc. Class A	2.6	0.9
Yahoo!, Inc.	2.3	1.2
Micron Technology, Inc.	2.1	0.0
Marvell Technology Group Ltd.	1.9	1.4
58.com, Inc. ADR	1.8	0.6
	39.1

Top Industries (% of fund's net assets)

As of December 31, 2015
Internet Software & Services	31.9%
Semiconductors & Semiconductor Equipment	15.8%
Software	13.4%
Technology Hardware, Storage & Peripherals	11.7%
IT Services	6.7%
All Others*	20.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of June 30, 2015
Internet Software & Services	25.2%
Technology Hardware, Storage & Peripherals	17.3%
Software	15.2%
Semiconductors & Semiconductor Equipment	10.5%
Communications Equipment	6.6%
All Others*	25.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value
Automobiles - 1.7%
Automobile Manufacturers - 1.7%
Tesla Motors, Inc. (a)(b)	21,700	$5,208,217
Banks - 0.4%
Diversified Banks - 0.4%
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Warrant Program) warrants 11/27/17 (a)(c)	215,500	1,134,428
Biotechnology - 0.2%
Biotechnology - 0.2%
Genscript Biotech Corp.	3,138,000	531,796
Chemicals - 0.0%
Specialty Chemicals - 0.0%
JSR Corp.	7,400	115,324
Communications Equipment - 2.3%
Communications Equipment - 2.3%
ADTRAN, Inc.	29,200	502,824
Cisco Systems, Inc.	114,900	3,120,110
CommScope Holding Co., Inc. (a)	51,100	1,322,979
Finisar Corp. (a)	700	10,178
Infinera Corp. (a)	13,600	246,432
Ixia (a)	18,100	224,983
Juniper Networks, Inc.	10,500	289,800
Polycom, Inc. (a)	15	189
Qualcomm Technologies, Inc.	29,400	1,469,559
Sandvine Corp. (U.K.) (a)	19,488	49,857
ShoreTel, Inc. (a)	9,900	87,615
		7,324,526
Construction Materials - 0.4%
Construction Materials - 0.4%
Universal Cement Corp.	1,691,323	1,151,264
Diversified Consumer Services - 0.2%
Education Services - 0.2%
New Oriental Education & Technology Group, Inc. sponsored ADR	23,800	746,606
Diversified Telecommunication Services - 0.2%
Alternative Carriers - 0.2%
8x8, Inc. (a)	54,200	620,590
inContact, Inc. (a)	7,000	66,780
		687,370
Electrical Equipment - 1.0%
Electrical Components & Equipment - 0.9%
Lumenpulse, Inc. (a)(b)	50,000	673,195
Nidec Corp.	3,200	232,051
OSRAM Licht AG	4,901	204,759
Sensata Technologies Holding BV (a)	29,600	1,363,376
Toyo Tanso Co. Ltd.	26,300	396,445
		2,869,826
Heavy Electrical Equipment - 0.1%
Mitsubishi Electric Corp.	18,000	188,943

TOTAL ELECTRICAL EQUIPMENT		3,058,769

Electronic Equipment & Components - 3.6%
Electronic Components - 1.7%
Alps Electric Co. Ltd.	6,000	162,708
Amphenol Corp. Class A	7,000	365,610
AVX Corp.	1,300	15,782
Boardtek Electronics Corp.	126,000	127,132
Corning, Inc.	1,200	21,936
DTS, Inc. (a)	400	9,032
E Ink Holdings, Inc. GDR (a)(c)	1,000	4,755
InvenSense, Inc. (a)(b)	5,000	51,150
Knowles Corp. (a)(b)	6,827	91,004
Largan Precision Co. Ltd.	2,000	136,563
Ledlink Optics, Inc.	206,642	311,100
Murata Manufacturing Co. Ltd.	7,800	1,122,274
OMRON Corp.	12,500	416,836
Polytronics Technology Corp.	87,000	175,810
Samsung SDI Co. Ltd.	8,390	804,712
Sapphire Technology Co. Ltd. (a)	2,181	19,924
Sunny Optical Technology Group Co. Ltd.	152,000	346,675
Taiyo Yuden Co. Ltd.	9,300	128,617
TDK Corp.	3,900	249,771
Vishay Intertechnology, Inc.	1,700	20,485
Yageo Corp.	487,981	781,344
Yaskawa Electric Corp.	3,000	40,820
		5,404,040
Electronic Equipment & Instruments - 0.3%
Chroma ATE, Inc.	254,945	493,139
Control4 Corp. (a)(b)	9,900	71,973
Firich Enterprise Co. Ltd.	11,235	30,867
Itron, Inc. (a)	400	14,472
Keyence Corp.	200	109,921
RealD, Inc. (a)	9,800	103,390
		823,762
Electronic Manufacturing Services - 1.6%
AIC, Inc.	6,000	19,826
KEMET Corp. (a)	2,800	6,636
Multi-Fineline Electronix, Inc. (a)	411	8,499
TE Connectivity Ltd.	16,300	1,053,143
Trimble Navigation Ltd. (a)	179,470	3,849,632
		4,937,736
Technology Distributors - 0.0%
Anixter International, Inc. (a)	300	18,117
Arrow Electronics, Inc. (a)	600	32,508
		50,625

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		11,216,163

Health Care Equipment & Supplies - 0.1%
Health Care Equipment - 0.1%
China Medical Technologies, Inc. sponsored ADR (a)	300	0
Intai Technology Corp.	64,000	240,633
		240,633
Health Care Providers & Services - 0.0%
Managed Health Care - 0.0%
HealthEquity, Inc. (a)	600	15,042
Health Care Technology - 1.1%
Health Care Technology - 1.1%
athenahealth, Inc. (a)	6,600	1,062,402
M3, Inc.	18,400	381,509
Medidata Solutions, Inc. (a)	39,500	1,946,955
		3,390,866
Hotels, Restaurants & Leisure - 0.7%
Casinos & Gaming - 0.4%
500.com Ltd. sponsored ADR Class A (a)(b)	59,100	1,187,910
Hotels, Resorts & Cruise Lines - 0.3%
Tuniu Corp. Class A sponsored ADR (a)(b)	65,300	1,043,494

TOTAL HOTELS, RESTAURANTS & LEISURE		2,231,404

Household Durables - 0.4%
Consumer Electronics - 0.2%
Sky Light Holdings Ltd.	140,000	44,773
Sony Corp.	28,100	690,608
		735,381
Household Appliances - 0.2%
iRobot Corp. (a)	500	17,700
Techtronic Industries Co. Ltd.	146,500	593,068
		610,768

TOTAL HOUSEHOLD DURABLES		1,346,149

Independent Power and Renewable Electricity Producers - 0.0%
Renewable Electricity - 0.0%
Vivint Solar, Inc. (a)(b)	3,800	36,328
Industrial Conglomerates - 0.0%
Industrial Conglomerates - 0.0%
Toshiba Corp.	32,000	65,767
Internet & Catalog Retail - 3.5%
Internet Retail - 3.5%
Amazon.com, Inc. (a)	1,300	878,657
Ctrip.com International Ltd. sponsored ADR (a)	6,600	305,778
E-Commerce China Dangdang, Inc. ADR (a)	50,419	362,513
Etsy, Inc.	900	7,434
Groupon, Inc. Class A (a)	315,600	968,892
InterPark INT Corp.	464	8,967
JD.com, Inc. sponsored ADR (a)	16,100	519,467
Jumei International Holding Ltd. sponsored ADR (a)	185,200	1,677,912
MakeMyTrip Ltd. (a)	3,400	58,344
MySale Group PLC (a)	59,700	39,604
Qunar Cayman Islands Ltd. sponsored ADR (a)(b)	101,114	5,332,752
Start Today Co. Ltd.	11,500	370,199
Vipshop Holdings Ltd. ADR (a)	14,700	224,469
Wayfair LLC Class A (a)	600	28,572
		10,783,560
Internet Software & Services - 31.2%
Internet Software & Services - 31.2%
58.com, Inc. ADR (a)	85,600	5,646,176
Addcn Technology Co. Ltd.	2,600	21,034
Alibaba Group Holding Ltd. sponsored ADR (a)(b)	110,500	8,980,335
Alphabet, Inc.:
Class A (a)	23,900	18,594,439
Class C	25,461	19,321,844
Amber Road, Inc. (a)(b)	20,000	101,800
Autohome, Inc. ADR Class A (a)(b)	9,100	317,772
Baidu.com, Inc. sponsored ADR (a)	700	132,328
Bazaarvoice, Inc. (a)	600	2,628
blinkx PLC (a)(b)	50,400	12,631
ChannelAdvisor Corp. (a)	45,800	634,330
Cimpress NV (a)	600	48,684
Constant Contact, Inc. (a)	900	26,316
Cookpad, Inc. (b)	12,900	273,846
Cornerstone OnDemand, Inc. (a)	19,700	680,241
Demandware, Inc. (a)	6,100	329,217
DeNA Co. Ltd.	56,800	888,144
eBay, Inc. (a)	2,400	65,952
eGain Communications Corp. (a)(b)	113,400	486,486
Endurance International Group Holdings, Inc. (a)	92,500	1,011,025
Facebook, Inc. Class A (a)	143,689	15,038,491
Hortonworks, Inc. (b)	400	8,760
Instructure, Inc. (a)	19,700	410,154
Leju Holdings Ltd. ADR	654	3,741
LinkedIn Corp. Class A (a)	9,400	2,115,752
LivePerson, Inc. (a)	8,800	59,400
Livesense, Inc. (a)(b)	14,200	41,278
LogMeIn, Inc. (a)	9,391	630,136
Marketo, Inc. (a)	200	5,742
MercadoLibre, Inc.	200	22,868
MINDBODY, Inc. (b)	208,900	3,160,657
NAVER Corp.	2,819	1,568,361
New Relic, Inc.	8,700	316,941
Phoenix New Media Ltd. ADR (a)	8,800	52,976
Renren, Inc. ADR (a)(b)	52,500	193,200
Rocket Internet AG (a)	1,083	32,992
SciQuest, Inc. (a)	120,115	1,557,892
SINA Corp. (a)	24,600	1,215,240
Sohu.com, Inc. (a)	6,600	377,454
SouFun Holdings Ltd. ADR (b)	152,700	1,128,453
Textura Corp. (a)	41,500	895,570
Twitter, Inc. (a)	6,100	141,154
Weibo Corp. sponsored ADR (a)	20,300	395,850
Wix.com Ltd. (a)	38,700	880,425
Xunlei Ltd. sponsored ADR (a)	192,407	1,454,597
Yahoo!, Inc. (a)	219,400	7,297,244
Yelp, Inc. (a)	14,400	414,720
Yirendai Ltd. sponsored ADR	9,900	93,555
YY, Inc. ADR (a)	4,800	299,856
		97,388,687
IT Services - 6.6%
Data Processing & Outsourced Services - 5.8%
Alliance Data Systems Corp. (a)	400	110,628
Amadeus IT Holding SA Class A	7,300	322,765
eClerx Services Ltd.	6,580	140,805
EVERTEC, Inc.	10,100	169,074
Fidelity National Information Services, Inc.	14,900	902,940
Fiserv, Inc. (a)	8,000	731,680
FleetCor Technologies, Inc. (a)	6,400	914,752
Global Payments, Inc.	9,400	606,394
Optimal Payments PLC (a)	461,332	2,528,256
PayPal Holdings, Inc. (a)	2,400	86,880
Syntel, Inc. (a)	4,000	181,000
Teletech Holdings, Inc.	4,994	139,383
The Western Union Co.	4,100	73,431
Total System Services, Inc.	48,700	2,425,260
Travelport Worldwide Ltd.	51,000	657,900
VeriFone Systems, Inc. (a)	500	14,010
Visa, Inc. Class A	103,900	8,057,445
		18,062,603
IT Consulting & Other Services - 0.8%
China Information Technology, Inc. (a)	42	71
Cognizant Technology Solutions Corp. Class A (a)	21,800	1,308,436
IBM Corp.	100	13,762
Lionbridge Technologies, Inc. (a)	132,300	649,593
ServiceSource International, Inc. (a)	22,300	102,803
Virtusa Corp. (a)	10,000	413,400
		2,488,065

TOTAL IT SERVICES		20,550,668

Life Sciences Tools & Services - 0.1%
Life Sciences Tools & Services - 0.1%
JHL Biotech, Inc.	94,814	402,260
Machinery - 0.2%
Construction Machinery & Heavy Trucks - 0.2%
Zhengzhou Yutong Bus Co. Ltd.	170,450	587,682
Industrial Machinery - 0.0%
Minebea Ltd.	19,000	162,677

TOTAL MACHINERY		750,359

Media - 0.6%
Advertising - 0.0%
iCar Asia Ltd. (a)(b)	224,524	155,814
ReachLocal, Inc. (a)(b)	14,600	24,090
		179,904
Cable & Satellite - 0.4%
DISH Network Corp. Class A (a)	500	28,590
Naspers Ltd. Class N	8,200	1,120,812
		1,149,402
Movies & Entertainment - 0.2%
Bona Film Group Ltd. sponsored ADR (a)(b)	41,088	543,594

TOTAL MEDIA		1,872,900

Metals & Mining - 0.0%
Diversified Metals & Mining - 0.0%
Timminco Ltd. (a)	700	0
Road & Rail - 0.4%
Trucking - 0.4%
eHi Car Service Co. Ltd. sponsored ADR (a)(b)	106,250	1,337,688
Semiconductors & Semiconductor Equipment - 15.8%
Semiconductor Equipment - 1.8%
Aixtron AG (a)(b)	6,700	29,722
Amkor Technology, Inc. (a)	133,800	813,504
Applied Materials, Inc.	1,400	26,138
Entegris, Inc. (a)	55,800	740,466
EO Technics Co. Ltd.	9,591	1,006,559
Lam Research Corp.	27,100	2,152,282
SMA Solar Technology AG (a)(b)	3,955	218,718
STR Holdings, Inc. (a)	433	158
Ultratech, Inc. (a)	26,600	527,212
		5,514,759
Semiconductors - 14.0%
Advanced Semiconductor Engineering, Inc.	409,000	468,842
Advanced Semiconductor Engineering, Inc. sponsored ADR	183,800	1,042,146
Applied Micro Circuits Corp. (a)	12,600	80,262
ARM Holdings PLC sponsored ADR	1,400	63,336
Broadcom Corp. Class A	40,000	2,312,800
Cavium, Inc. (a)	8,991	590,799
Diodes, Inc. (a)	3,600	82,728
Edison Opto Corp.	614,000	313,551
Energy Conversion Devices, Inc. (a)	2,100	0
Everlight Electronics Co. Ltd.	363,000	523,805
Fairchild Semiconductor International, Inc. (a)	64,100	1,327,511
Genesis Photonics, Inc. (a)	333,786	80,295
Himax Technologies, Inc. sponsored ADR	1,400	11,480
Hua Hong Semiconductor Ltd. (a)	442,000	428,053
Inotera Memories, Inc. (a)	1,461,000	1,229,770
Inphi Corp. (a)	16,500	445,830
Intersil Corp. Class A	42,500	542,300
Macronix International Co. Ltd. (a)	88,000	12,716
MagnaChip Semiconductor Corp. (a)	8,400	44,436
Marvell Technology Group Ltd.	659,300	5,815,026
Maxim Integrated Products, Inc.	41,100	1,561,800
MaxLinear, Inc. Class A (a)	160,700	2,367,111
Melexis NV	2,710	147,785
Micron Technology, Inc. (a)	466,000	6,598,560
Microsemi Corp. (a)	900	29,331
Monolithic Power Systems, Inc.	22,100	1,407,991
Novatek Microelectronics Corp.	99,000	384,606
NVIDIA Corp.	1,300	42,848
NXP Semiconductors NV (a)	45,749	3,854,353
ON Semiconductor Corp. (a)	120,400	1,179,920
On-Bright Electronics, Inc.	15,000	99,270
Phison Electronics Corp.	24,000	168,198
PMC-Sierra, Inc. (a)	116,500	1,353,730
Power Integrations, Inc.	5,314	258,420
Qorvo, Inc. (a)	49,100	2,499,190
Sanken Electric Co. Ltd.	75,000	262,753
Silicon Laboratories, Inc. (a)	19,200	931,968
Silicon Motion Technology Corp. sponsored ADR	19,500	611,520
Siliconware Precision Industries Co. Ltd.	1,201,175	1,892,892
Siliconware Precision Industries Co. Ltd. sponsored ADR	182,599	1,415,142
Sitronix Technology Corp.	44,000	123,881
Skyworks Solutions, Inc.	300	23,049
SunEdison Semiconductor Ltd. (a)	29,300	229,712
SunPower Corp. (a)(b)	364	10,924
Vanguard International Semiconductor Corp.	630,000	811,882
YoungTek Electronics Corp.	175	276
		43,682,798

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		49,197,557

Software - 13.4%
Application Software - 7.7%
Adobe Systems, Inc. (a)	26,200	2,461,228
ANSYS, Inc. (a)	8,400	777,000
Atlassian Corp. PLC	900	27,072
Autodesk, Inc. (a)	28,200	1,718,226
Broadleaf Co. Ltd.	56,600	557,038
BroadSoft, Inc. (a)	22,900	809,744
Citrix Systems, Inc. (a)	41,700	3,154,605
Descartes Systems Group, Inc. (a)	78,200	1,573,382
Idreamsky Technology Ltd. ADR (a)(b)	70,100	938,639
Intuit, Inc.	20,800	2,007,200
Jive Software, Inc. (a)	10,700	43,656
Kingdee International Software Group Co. Ltd.	656,400	298,464
Manhattan Associates, Inc. (a)	5,152	340,908
Micro Focus International PLC	15,186	357,076
MobileIron, Inc. (a)	2,800	10,108
Mobileye NV (a)	1,100	46,508
Parametric Technology Corp. (a)	8,300	287,429
Pegasystems, Inc.	800	22,000
Qlik Technologies, Inc. (a)	4,700	148,802
Salesforce.com, Inc. (a)	68,600	5,378,240
Sinosoft Tech Group Ltd.	600,000	323,316
Ultimate Software Group, Inc. (a)	4,900	957,999
Verint Systems, Inc. (a)	666	27,013
Workday, Inc. Class A (a)	8,500	677,280
Workiva, Inc. (b)	21,300	374,241
Xura, Inc. (a)	513	12,610
Zendesk, Inc. (a)	28,967	765,887
		24,095,671
Home Entertainment Software - 1.9%
Devsisters Co. Ltd. (a)	1,385	34,891
Electronic Arts, Inc. (a)	9,800	673,456
NCSOFT Corp.	6,457	1,161,356
NHN Entertainment Corp. (a)	9,392	450,852
Nintendo Co. Ltd.	18,400	2,530,186
Nintendo Co. Ltd. ADR	27,800	479,689
Rosetta Stone, Inc. (a)	1,100	7,359
WeMade Entertainment Co. Ltd. (a)	13,020	408,292
		5,746,081
Systems Software - 3.8%
Allot Communications Ltd. (a)	62,900	366,078
CyberArk Software Ltd. (a)	1,000	45,140
Fleetmatics Group PLC (a)	68,900	3,499,431
Infoblox, Inc. (a)	700	12,873
Microsoft Corp.	13,600	754,528
NetSuite, Inc. (a)(b)	23,400	1,980,108
Oracle Corp.	101,000	3,689,530
Rapid7, Inc. (a)(b)	500	7,565
ServiceNow, Inc. (a)	8,500	735,760
Tableau Software, Inc. (a)	300	28,266
Totvs SA	14,700	115,296
VMware, Inc. Class A (a)	13,100	741,067
		11,975,642

TOTAL SOFTWARE		41,817,394

Technology Hardware, Storage & Peripherals - 11.7%
Technology Hardware, Storage & Peripherals - 11.7%
3D Systems Corp. (a)(b)	2,050	17,815
Apple, Inc.	250,315	26,348,150
Electronics for Imaging, Inc. (a)	15,300	715,122
HP, Inc.	300,317	3,555,753
Intevac, Inc. (a)	1,500	7,065
NEC Corp.	417,000	1,321,273
Nimble Storage, Inc. (a)	30,300	278,760
Pure Storage, Inc. Class A (a)(b)	2,600	40,482
Seagate Technology LLC	33,500	1,228,110
Smart Technologies, Inc. Class A (a)(b)	11,200	3,253
Western Digital Corp.	51,300	3,080,565
		36,596,348
Wireless Telecommunication Services - 0.2%
Wireless Telecommunication Services - 0.2%
Bharti Infratel Ltd.	76,427	492,726
TOTAL COMMON STOCKS
(Cost $260,676,229)		299,690,799

Preferred Stocks - 1.6%
Convertible Preferred Stocks - 1.3%
Internet & Catalog Retail - 0.5%
Internet Retail - 0.5%
China Internet Plus Holdings Ltd. (d)	401,913	1,551,666
Internet Software & Services - 0.7%
Internet Software & Services - 0.7%
Uber Technologies, Inc. Series D, 8.00% (a)(d)	45,124	2,200,798
IT Services - 0.1%
Data Processing & Outsourced Services - 0.1%
Nutanix, Inc. Series E (a)(d)	6,397	95,507

TOTAL CONVERTIBLE PREFERRED STOCKS		3,847,971

Nonconvertible Preferred Stocks - 0.3%
Internet & Catalog Retail - 0.3%
Internet Retail - 0.3%
China Internet Plus Holdings Ltd. (d)	259,152	1,000,508
TOTAL PREFERRED STOCKS
(Cost $3,156,515)		4,848,479

Money Market Funds - 11.7%
Fidelity Cash Central Fund, 0.33% (e)	9,410,531	9,410,531
Fidelity Securities Lending Cash Central Fund, 0.35% (e)(f)	27,131,924	27,131,924
TOTAL MONEY MARKET FUNDS
(Cost $36,542,455)		36,542,455
TOTAL INVESTMENT PORTFOLIO - 109.3%
(Cost $300,375,199)		341,081,733
NET OTHER ASSETS (LIABILITIES) - (9.3)%		(28,994,641)
NET ASSETS - 100%		$312,087,092

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,139,183 or 0.4% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,848,479 or 1.6% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
China Internet Plus Holdings Ltd.	1/26/15 - 12/11/15	$2,370,807
Nutanix, Inc. Series E	8/26/14	$85,697
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$700,011

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$11,023
Fidelity Securities Lending Cash Central Fund	175,143
Total	$186,166

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$299,690,799	$266,832,338	$32,858,461	$--
Preferred Stocks	4,848,479	--	--	4,848,479
Money Market Funds	36,542,455	36,542,455	--	--
Total Investments in Securities:	$341,081,733	$303,374,793	$32,858,461	$4,848,479

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Preferred Stocks
Beginning Balance	$1,589,120
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	888,552
Cost of Purchases	2,370,807
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$4,848,479
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2015	$888,553

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	68.1%
Cayman Islands	12.6%
Taiwan	4.1%
Japan	3.6%
Bermuda	2.1%
Netherlands	2.0%
Korea (South)	1.8%
Ireland	1.5%
Others (Individually Less Than 1%)	4.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (including securities loaned of $26,246,973) — See accompanying schedule: Unaffiliated issuers (cost $263,832,744)	$304,539,278
Fidelity Central Funds (cost $36,542,455)	36,542,455
Total Investments (cost $300,375,199)		$341,081,733
Foreign currency held at value (cost $6,033)		6,033
Receivable for investments sold		159,896
Receivable for fund shares sold		331,840
Dividends receivable		115,549
Distributions receivable from Fidelity Central Funds		23,431
Prepaid expenses		1,366
Other receivables		503
Total assets		341,720,351
Liabilities
Payable to custodian bank	$44,759
Payable for investments purchased	2,201,404
Payable for fund shares redeemed	23,119
Accrued management fee	141,783
Other affiliated payables	43,480
Other payables and accrued expenses	46,790
Collateral on securities loaned, at value	27,131,924
Total liabilities		29,633,259
Net Assets		$312,087,092
Net Assets consist of:
Paid in capital		$263,658,841
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		7,725,897
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		40,702,354
Net Assets		$312,087,092
Initial Class:
Net Asset Value, offering price and redemption price per share ($70,596,422 ÷ 5,928,562 shares)		$11.91
Investor Class:
Net Asset Value, offering price and redemption price per share ($241,490,670 ÷ 20,476,887 shares)		$11.79

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$2,161,178
Income from Fidelity Central Funds (including $175,143 from security lending)		186,166
Total income		2,347,344
Expenses
Management fee	$1,520,120
Transfer agent fees	352,552
Accounting and security lending fees	110,612
Custodian fees and expenses	27,393
Independent trustees' compensation	4,733
Audit	50,015
Legal	4,170
Miscellaneous	2,855
Total expenses before reductions	2,072,450
Expense reductions	(14,443)	2,058,007
Net investment income (loss)		289,337
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $6,065)	11,529,703
Foreign currency transactions	(15,311)
Total net realized gain (loss)		11,514,392
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $3,536)	2,788,494
Assets and liabilities in foreign currencies	(1,094)
Total change in net unrealized appreciation (depreciation)		2,787,400
Net gain (loss)		14,301,792
Net increase (decrease) in net assets resulting from operations		$14,591,129

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$289,337	$157,679
Net realized gain (loss)	11,514,392	20,516,233
Change in net unrealized appreciation (depreciation)	2,787,400	2,120,335
Net increase (decrease) in net assets resulting from operations	14,591,129	22,794,247
Distributions to shareholders from net investment income	(297,796)	(141,999)
Distributions to shareholders from net realized gain	(14,033,896)	(33,451,639)
Total distributions	(14,331,692)	(33,593,638)
Share transactions - net increase (decrease)	61,674,493	78,673,468
Redemption fees	42,386	36,305
Total increase (decrease) in net assets	61,976,316	67,910,382
Net Assets
Beginning of period	250,110,776	182,200,394
End of period (including undistributed net investment income of $0 and undistributed net investment income of $27,237, respectively)	$312,087,092	$250,110,776

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Technology Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.83	$12.43	$10.33	$9.81	$11.28
Income from Investment Operations
Net investment income (loss)A	.02	.01	.01	.01	(.03)
Net realized and unrealized gain (loss)	.71	1.38	2.78	1.66	(1.04)
Total from investment operations	.73	1.39	2.79	1.67	(1.07)
Distributions from net investment income	(.02)	(.01)	(.02)	–	–
Distributions from net realized gain	(.63)	(1.98)	(.67)	(1.15)	(.40)
Total distributions	(.65)	(1.99)	(.69)	(1.15)	(.40)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$11.91	$11.83	$12.43	$10.33	$9.81
Total ReturnC,D	6.27%	11.91%	27.81%	17.52%	(9.78)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.69%	.70%	.73%	.71%	.72%
Expenses net of fee waivers, if any	.69%	.69%	.72%	.71%	.72%
Expenses net of all reductions	.68%	.69%	.72%	.70%	.70%
Net investment income (loss)	.16%	.13%	.10%	.09%	(.23)%
Supplemental Data
Net assets, end of period (000 omitted)	$70,596	$69,964	$61,534	$60,849	$69,912
Portfolio turnover rateG	68%	67%	113%	71%	153%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Technology Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.73	$12.34	$10.26	$9.75	$11.22
Income from Investment Operations
Net investment income (loss)A	.01	.01	–B	–B	(.03)
Net realized and unrealized gain (loss)	.69	1.36	2.76	1.66	(1.05)
Total from investment operations	.70	1.37	2.76	1.66	(1.08)
Distributions from net investment income	(.01)	(.01)	(.01)	–	–
Distributions from net realized gain	(.63)	(1.98)	(.67)	(1.15)	(.39)
Total distributions	(.64)	(1.98)C	(.68)	(1.15)	(.39)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$11.79	$11.73	$12.34	$10.26	$9.75
Total ReturnD,E	6.08%	11.86%	27.73%	17.51%	(9.92)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.78%	.81%	.79%	.80%
Expenses net of fee waivers, if any	.77%	.77%	.80%	.79%	.80%
Expenses net of all reductions	.76%	.77%	.80%	.78%	.78%
Net investment income (loss)	.08%	.05%	.02%	.01%	(.31)%
Supplemental Data
Net assets, end of period (000 omitted)	$241,491	$180,147	$120,666	$91,601	$77,589
Portfolio turnover rateH	68%	67%	113%	71%	153%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $1.98 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $1.977 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Technology Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 12/31/15	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 4,848,479	Expected distribution	Recovery rate	0.0%	Increase
		Last transaction price	Transaction price	$3.86 - $48.77 / $24.66	Increase
		Market comparable	EV/Sales multiple	4.5	Increase
			Discount rate	10.0%	Decrease

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$66,765,490
Gross unrealized depreciation	(27,091,664)
Net unrealized appreciation (depreciation) on securities	$39,673,826
Tax Cost	$301,407,907

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$9,004,953
Net unrealized appreciation (depreciation) on securities and other investments	$39,673,182

The Fund intends to elect to defer to its next fiscal year $246,349 of capital losses recognized during the period November 1, 2015 to December 31, 2015.

The tax character of distributions paid was as follows:

	December 31, 2015	December 31,2014
Ordinary Income	$3,868,271	$ 10,893,474
Long-term Capital Gains	10,463,421	22,700,164
Total	$14,331,692	$ 33,593,638

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $236,669,624 and $182,846,185, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% ( .15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$46,440
Investor Class	306,112
$352,552

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,469 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $376 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $9,952 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,169 and a portion of class level operating expenses as follows:

Amount
Investor Class	$3,322

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Initial Class	$99,395	$68,279
Investor Class	198,401	73,720
Total	$297,796	$141,999
From net realized gain
Initial Class	$3,666,747	$10,449,784
Investor Class	10,367,149	23,001,855
Total	$14,033,896	$33,451,639

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
Initial Class
Shares sold	827,052	1,233,688	$9,981,643	$14,911,882
Reinvestment of distributions	320,044	901,005	3,766,142	10,518,063
Shares redeemed	(1,132,307)	(1,170,594)	(13,373,077)	(13,512,133)
Net increase (decrease)	14,789	964,099	$374,708	$11,917,812
Investor Class
Shares sold	5,695,629	5,282,480	$67,818,059	$62,778,014
Reinvestment of distributions	906,354	1,990,474	10,565,550	23,075,575
Shares redeemed	(1,489,081)	(1,687,102)	(17,083,824)	(19,097,933)
Net increase (decrease)	5,112,902	5,585,852	$61,299,785	$66,755,656

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and Shareholders of VIP Technology Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Technology Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the VIP Technology Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present). Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, its President for 3 years, stepping down in 2006, as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial Markets infrastructure). Mr. Donahue serves as a Member and Treasurer of the Board of Directors of United Way of New York (2012-present), Member of the Board of Directors of NYC Leadership Academy (2012-present) and Physicians for Human Rights (2013-present), and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services) and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director of Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present) and Head of Global Equity Research (2010-present). Previously, Mr. Bartel served as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	.68%
Actual		$1,000.00	$1,000.70	$3.43
Hypothetical-C		$1,000.00	$1,021.78	$3.47
Investor Class	.77%
Actual		$1,000.00	$999.20	$3.88
Hypothetical-C		$1,000.00	$1,021.32	$3.92

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Technology Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/12/2016	02/12/2016	$0.368
Investor Class	02/12/2016	02/12/2016	$0.368

The fund herby designates as a capital gain dividend with respect to the taxable year ended December 2015, $9,212,683 or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 38% and Investor Class designates 40% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

VTECIC-ANN-0216
1.817385.110

Fidelity® Variable Insurance Products: Real Estate Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	3.71%	11.99%	7.91%
Service Class	3.61%	11.88%	7.80%
Service Class 2	3.49%	11.72%	7.63%
Investor Class	3.64%	11.91%	7.81%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Real Estate Portfolio - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$21,400	VIP Real Estate Portfolio - Initial Class
$20,242	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, the energy sector (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Portfolio Manager Samuel Wald:  For the year, the fund’s share classes generated a low single-digit positive return, lagging the 4.46% return of the benchmark Dow Jones U.S. Select Real Estate Securities Index℠. Among individual detractors, the fund’s relative result was driven most by a position in hotel real estate investment trust (REIT) Felcor Lodging Trust. Generally, hotel REITs were poor performers, and the fund benefited from underweighting the segment overall, but I liked Felcor's prospects for a business turnaround and thought the company’s challenges already were well-reflected in the stock price. I modestly increased the fund’s position during the period. Meanwhile, the fund benefited from good stock selection in the self-storage category, especially an overweighting in Extra Space Storage. I thought Extra Space was better-positioned than its largest competitors, Public Storage, in which the fund was underweighted, and Cubesmart, a benchmark component that the fund did not own at all. In retrospect, the fund would have benefited from owning these last two names – both relative detractors for the fund during the year – but their relatively high valuations meant Extra Space offered what I saw as a better risk/reward trade-off. Elsewhere, Mack-Cali Realty, which predominantly focuses on its portfolio of suburban New Jersey office properties, and apartment owner Essex Property Trust added value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	11.7	9.6
Boston Properties, Inc.	5.8	5.7
Public Storage	5.1	3.7
Essex Property Trust, Inc.	4.9	5.1
Ventas, Inc.	4.9	3.0
Extra Space Storage, Inc.	4.6	3.8
UDR, Inc.	4.0	3.8
Equity Residential (SBI)	3.5	2.1
Federal Realty Investment Trust (SBI)	3.3	3.0
DCT Industrial Trust, Inc.	3.1	2.2
	50.9

Top Five REIT Sectors as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Apartments	18.5	18.1
REITs - Regional Malls	15.5	15.1
REITs - Office Property	14.2	16.1
REITs - Health Care	10.6	11.0
REITs - Storage	9.7	7.5

Asset Allocation (% of fund's net assets)

As of December 31, 2015
Stocks	97.8%
Short-Term Investments and Net Other Assets (Liabilities)	2.2%

As of June 30, 2015
Stocks	97.6%
Short-Term Investments and Net Other Assets (Liabilities)	2.4%

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
Hotels, Restaurants & Leisure - 0.9%
Hotels, Resorts & Cruise Lines - 0.9%
Hilton Worldwide Holdings, Inc.	225,900	$4,834,260
Real Estate Investment Trusts - 94.8%
REITs - Apartments - 18.5%
AvalonBay Communities, Inc.	84,042	15,474,653
Equity Residential (SBI)	223,970	18,273,712
Essex Property Trust, Inc.	108,139	25,889,558
Mid-America Apartment Communities, Inc.	176,200	16,000,722
UDR, Inc.	555,300	20,862,621
		96,501,266
REITs - Diversified - 3.6%
Cousins Properties, Inc.	434,900	4,101,107
DuPont Fabros Technology, Inc.	277,700	8,828,083
Liberty Property Trust (SBI)	102,500	3,182,625
Vornado Realty Trust	28,510	2,849,860
		18,961,675
REITs - Health Care - 10.6%
HCP, Inc.	164,325	6,283,788
Healthcare Realty Trust, Inc.	452,900	12,826,128
Healthcare Trust of America, Inc.	59,800	1,612,806
Sabra Health Care REIT, Inc.	214,900	4,347,427
Ventas, Inc.	451,310	25,467,423
Welltower, Inc.	66,678	4,536,104
		55,073,676
REITs - Hotels - 4.6%
Ashford Hospitality Prime, Inc.	126,982	1,841,239
FelCor Lodging Trust, Inc.	1,180,486	8,617,548
Host Hotels & Resorts, Inc.	724,678	11,116,561
Pebblebrook Hotel Trust	78,800	2,207,976
		23,783,324
REITs - Management/Investment - 2.1%
Coresite Realty Corp.	37,000	2,098,640
Empire State Realty Trust, Inc.	499,200	9,020,544
		11,119,184
REITs - Manufactured Homes - 2.2%
Equity Lifestyle Properties, Inc.	13,300	886,711
Sun Communities, Inc.	151,799	10,402,785
		11,289,496
REITs - Office Property - 14.2%
Alexandria Real Estate Equities, Inc.	68,979	6,232,942
Boston Properties, Inc.	235,377	30,019,983
Mack-Cali Realty Corp.	678,900	15,852,315
New York (REIT), Inc.	134,300	1,544,450
Parkway Properties, Inc.	478,400	7,477,392
SL Green Realty Corp.	113,259	12,796,002
		73,923,084
REITs - Regional Malls - 15.5%
General Growth Properties, Inc.	259,100	7,050,111
Simon Property Group, Inc.	314,899	61,228,961
Taubman Centers, Inc.	53,600	4,112,192
The Macerich Co.	107,600	8,682,244
		81,073,508
REITs - Shopping Centers - 8.9%
Cedar Shopping Centers, Inc.	714,418	5,058,079
Federal Realty Investment Trust (SBI)	116,400	17,006,040
Inland Real Estate Corp.	124,600	1,323,252
Kite Realty Group Trust	165,453	4,290,196
Ramco-Gershenson Properties Trust (SBI)	212,000	3,521,320
Urban Edge Properties	639,305	14,991,702
		46,190,589
REITs - Storage - 9.7%
Extra Space Storage, Inc.	269,400	23,763,774
Public Storage	107,955	26,740,454
		50,504,228
REITs - Warehouse/Industrial - 4.9%
DCT Industrial Trust, Inc.	428,650	16,018,651
Prologis, Inc.	144,937	6,220,696
Terreno Realty Corp.	136,701	3,092,177
		25,331,524

TOTAL REAL ESTATE INVESTMENT TRUSTS		493,751,554

Real Estate Management & Development - 2.1%
Real Estate Operating Companies - 2.1%
Forest City Enterprises, Inc. Class A (a)	508,620	11,154,037
TOTAL COMMON STOCKS
(Cost $384,933,062)		509,739,851

Money Market Funds - 3.2%
Fidelity Cash Central Fund, 0.33% (b)
(Cost $16,319,394)	16,319,394	16,319,394
TOTAL INVESTMENT PORTFOLIO - 101.0%
(Cost $401,252,456)		526,059,245
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(4,960,374)
NET ASSETS - 100%		$521,098,871

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$12,092
Fidelity Securities Lending Cash Central Fund	3,326
Total	$15,418

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $384,933,062)	$509,739,851
Fidelity Central Funds (cost $16,319,394)	16,319,394
Total Investments (cost $401,252,456)		$526,059,245
Receivable for investments sold		1,453,107
Receivable for fund shares sold		167,114
Dividends receivable		1,987,396
Distributions receivable from Fidelity Central Funds		3,327
Prepaid expenses		2,465
Other receivables		8,118
Total assets		529,680,772
Liabilities
Payable to custodian bank	$515
Payable for investments purchased	3,537,987
Payable for fund shares redeemed	4,650,734
Accrued management fee	235,392
Distribution and service plan fees payable	41,467
Other affiliated payables	59,735
Other payables and accrued expenses	56,071
Total liabilities		8,581,901
Net Assets		$521,098,871
Net Assets consist of:
Paid in capital		$395,200,822
Undistributed net investment income		173,233
Accumulated undistributed net realized gain (loss) on investments		918,027
Net unrealized appreciation (depreciation) on investments		124,806,789
Net Assets		$521,098,871
Initial Class:
Net Asset Value, offering price and redemption price per share ($99,803,888 ÷ 5,089,236 shares)		$19.61
Service Class:
Net Asset Value, offering price and redemption price per share ($4,059,794 ÷ 207,507 shares)		$19.56
Service Class 2:
Net Asset Value, offering price and redemption price per share ($194,639,547 ÷ 10,061,453 shares)		$19.35
Investor Class:
Net Asset Value, offering price and redemption price per share ($222,595,642 ÷ 11,404,862 shares)		$19.52

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$13,722,528
Income from Fidelity Central Funds		15,418
Total income		13,737,946
Expenses
Management fee	$2,919,459
Transfer agent fees	536,846
Distribution and service plan fees	515,541
Accounting and security lending fees	203,690
Custodian fees and expenses	24,767
Independent trustees' compensation	9,278
Audit	51,470
Legal	6,298
Interest	290
Miscellaneous	5,383
Total expenses before reductions	4,273,022
Expense reductions	(43,788)	4,229,234
Net investment income (loss)		9,508,712
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	10,463,855
Total net realized gain (loss)		10,463,855
Change in net unrealized appreciation (depreciation) on investment securities		(4,887,060)
Net gain (loss)		5,576,795
Net increase (decrease) in net assets resulting from operations		$15,085,507

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,508,712	$7,530,694
Net realized gain (loss)	10,463,855	29,347,233
Change in net unrealized appreciation (depreciation)	(4,887,060)	75,733,029
Net increase (decrease) in net assets resulting from operations	15,085,507	112,610,956
Distributions to shareholders from net investment income	(9,395,711)	(7,102,204)
Distributions to shareholders from net realized gain	(11,624,079)	(29,344,188)
Total distributions	(21,019,790)	(36,446,392)
Share transactions - net increase (decrease)	11,196,306	75,032,309
Total increase (decrease) in net assets	5,262,023	151,196,873
Net Assets
Beginning of period	515,836,848	364,639,975
End of period (including undistributed net investment income of $173,233 and undistributed net investment income of $0, respectively)	$521,098,871	$515,836,848

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Real Estate Portfolio Initial Class

		December 31,
Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$19.73	$16.35	$17.22	$15.02	$14.06
Income from Investment Operations
Net investment income (loss)A	.38	.35	.29	.27	.23
Net realized and unrealized gain (loss)	.33	4.53	–B	2.50	.90
Total from investment operations	.71	4.88	.29	2.77	1.13
Distributions from net investment income	(.39)	(.31)C	(.33)	(.25)	(.17)
Distributions from net realized gain	(.44)	(1.19)C	(.83)	(.32)	–
Total distributions	(.83)	(1.50)	(1.16)	(.57)	(.17)
Net asset value, end of period	$19.61	$19.73	$16.35	$17.22	$15.02
Total ReturnD,E	3.71%	30.18%	1.82%	18.57%	8.09%
Ratios to Average Net AssetsF,G
Expenses before reductions	.67%	.68%	.69%	.70%	.71%
Expenses net of fee waivers, if any	.67%	.68%	.68%	.70%	.71%
Expenses net of all reductions	.67%	.67%	.68%	.69%	.70%
Net investment income (loss)	1.92%	1.84%	1.61%	1.58%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$99,804	$91,749	$57,396	$71,364	$54,874
Portfolio turnover rateH	72%	65%	59%	52%	61%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Real Estate Portfolio Service Class

		December 31,
Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$19.68	$16.32	$17.20	$15.00	$14.04
Income from Investment Operations
Net investment income (loss)A	.36	.33	.27	.25	.22
Net realized and unrealized gain (loss)	.33	4.51	.01B	2.51	.89
Total from investment operations	.69	4.84	.28	2.76	1.11
Distributions from net investment income	(.37)	(.29)C	(.32)	(.24)	(.15)
Distributions from net realized gain	(.44)	(1.19)C	(.83)	(.32)	–
Total distributions	(.81)	(1.48)	(1.16)D	(.56)	(.15)
Net asset value, end of period	$19.56	$19.68	$16.32	$17.20	$15.00
Total ReturnE,F	3.61%	29.98%	1.73%	18.49%	7.96%
Ratios to Average Net AssetsG,H
Expenses before reductions	.77%	.78%	.78%	.79%	.81%
Expenses net of fee waivers, if any	.77%	.78%	.78%	.79%	.81%
Expenses net of all reductions	.76%	.77%	.78%	.78%	.80%
Net investment income (loss)	1.82%	1.75%	1.52%	1.49%	1.48%
Supplemental Data
Net assets, end of period (000 omitted)	$4,060	$4,056	$3,255	$1,634	$597
Portfolio turnover rateI	72%	65%	59%	52%	61%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $1.16 per share is comprised of distributions from net investment income of $.324 and distributions from net realized gain of $.833 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Real Estate Portfolio Service Class 2

		December 31,
Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$19.47	$16.16	$17.03	$14.86	$13.92
Income from Investment Operations
Net investment income (loss)A	.33	.30	.24	.22	.19
Net realized and unrealized gain (loss)	.33	4.46	.01B	2.48	.89
Total from investment operations	.66	4.76	.25	2.70	1.08
Distributions from net investment income	(.34)	(.26)C	(.29)	(.21)	(.14)
Distributions from net realized gain	(.44)	(1.19)C	(.83)	(.32)	–
Total distributions	(.78)	(1.45)	(1.12)	(.53)	(.14)
Net asset value, end of period	$19.35	$19.47	$16.16	$17.03	$14.86
Total ReturnD,E	3.49%	29.80%	1.61%	18.30%	7.78%
Ratios to Average Net AssetsF,G
Expenses before reductions	.92%	.93%	.94%	.94%	.95%
Expenses net of fee waivers, if any	.92%	.93%	.93%	.94%	.95%
Expenses net of all reductions	.91%	.92%	.93%	.93%	.95%
Net investment income (loss)	1.67%	1.60%	1.37%	1.33%	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$194,640	$200,481	$165,134	$145,738	$127,231
Portfolio turnover rateH	72%	65%	59%	52%	61%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Real Estate Portfolio Investor Class

		December 31,
Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$19.64	$16.29	$17.15	$14.97	$14.01
Income from Investment Operations
Net investment income (loss)A	.36	.33	.28	.25	.22
Net realized and unrealized gain (loss)	.33	4.50	.01B	2.49	.90
Total from investment operations	.69	4.83	.29	2.74	1.12
Distributions from net investment income	(.37)	(.30)C	(.32)	(.24)	(.16)
Distributions from net realized gain	(.44)	(1.19)C	(.83)	(.32)	–
Total distributions	(.81)	(1.48)D	(1.15)	(.56)	(.16)
Net asset value, end of period	$19.52	$19.64	$16.29	$17.15	$14.97
Total ReturnE,F	3.64%	30.02%	1.81%	18.42%	8.03%
Ratios to Average Net AssetsG,H
Expenses before reductions	.75%	.76%	.77%	.78%	.79%
Expenses net of fee waivers, if any	.75%	.76%	.76%	.78%	.79%
Expenses net of all reductions	.74%	.75%	.76%	.77%	.78%
Net investment income (loss)	1.84%	1.76%	1.53%	1.50%	1.50%
Supplemental Data
Net assets, end of period (000 omitted)	$222,596	$219,550	$138,855	$130,397	$80,646
Portfolio turnover rateI	72%	65%	59%	52%	61%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $1.48 per share is comprised of distributions from net investment income of $.296 and distributions from net realized gain of $1.188 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Real Estate Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$133,762,123
Gross unrealized depreciation	(10,565,036)
Net unrealized appreciation (depreciation) on securities	123,197,087
Tax Cost	402,862,158

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$173,233
Undistributed long-term capital gain	$2,527,731
Net unrealized appreciation (depreciation) on securities and other investments	$123,197,087

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$9,480,663	$ 9,539,671
Long-term Capital Gains	11,539,127	26,906,721
Total	$21,019,790	$ 36,446,392

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $376,526,735 and $389,886,027, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$4,044
Service Class 2	511,497
$515,541

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07%(.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$65,406
Service Class	2,680
Service Class 2	135,669
Investor Class	333,091
$536,846

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,416 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$5,958,800.35%		$290

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $761 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,326.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $37,270 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $99.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,040 and a portion of class-level operating expenses as follows:

Amount
Investor Class	$4,379

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Initial Class	$1,876,785	$1,322,192
Service Class	74,715	55,565
Service Class 2	3,396,742	2,666,479
Investor Class	4,047,469	3,057,968
Total	$9,395,711	$7,102,204
From net realized gain
Initial Class	$2,154,318	$4,962,512
Service Class	87,715	230,516
Service Class 2	4,463,646	12,161,027
Investor Class	4,918,400	11,990,133
Total	$11,624,079	$29,344,188

10. Share Transactions.

Transactions for each class of shares were as follows:

		Shares		Dollars
Years ended December 31,	2015	2014	2015	2014
Initial Class
Shares sold	1,580,142	1,575,803	$32,090,007	$29,663,321
Reinvestment of distributions	210,726	327,020	4,031,103	6,286,897
Shares redeemed	(1,352,422)	(761,554)	(26,706,157)	(14,121,135)
Net increase (decrease)	438,446	1,141,269	$9,414,953	$21,829,083
Service Class
Shares sold	50,439	20,351	$993,059	$391,142
Reinvestment of distributions	8,517	14,954	162,430	285,917
Shares redeemed	(57,538)	(28,657)	(1,157,937)	(530,477)
Net increase (decrease)	1,418	6,648	$(2,448)	$146,582
Service Class 2
Shares sold	3,606,249	2,796,671	$70,363,168	$51,869,288
Reinvestment of distributions	416,191	783,166	7,860,388	14,820,418
Shares redeemed	(4,258,625)	(3,501,878)	(82,542,395)	(64,950,320)
Net increase (decrease)	(236,185)	77,959	$(4,318,839)	$1,739,386
Investor Class
Shares sold	2,482,401	2,913,701	$50,545,190	$55,297,441
Reinvestment of distributions	470,583	786,767	8,965,869	15,053,160
Shares redeemed	(2,729,055)	(1,045,176)	(53,408,419)	(19,033,343)
Net increase (decrease)	223,929	2,655,292	$6,102,640	$51,317,258

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 54% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 31% of the total outstanding shares of Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and Shareholders of VIP Real Estate Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Real Estate Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the VIP Real Estate Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present). Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, its President for 3 years, stepping down in 2006, as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial Markets infrastructure). Mr. Donahue serves as a Member and Treasurer of the Board of Directors of United Way of New York (2012-present), Member of the Board of Directors of NYC Leadership Academy (2012-present) and Physicians for Human Rights (2013-present), and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services) and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director of Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present) and Head of Global Equity Research (2010-present). Previously, Mr. Bartel served as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	.67%
Actual		$1,000.00	$1,092.60	$3.53
Hypothetical-C		$1,000.00	$1,021.83	$3.41
Service Class	.77%
Actual		$1,000.00	$1,092.40	$4.06
Hypothetical-C		$1,000.00	$1,021.32	$3.92
Service Class 2.92%
Actual		$1,000.00	$1,091.70	$4.85
Hypothetical-C		$1,000.00	$1,020.57	$4.69
Investor Class	.75%
Actual		$1,000.00	$1,092.70	$3.96
Hypothetical-C		$1,000.00	$1,021.42	$3.82

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Real Estate Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/12/16	02/12/16	$0.007	$0.097
Service Class	02/12/16	02/12/16	$0.007	$0.097
Service Class 2	02/12/16	02/12/16	$0.007	$0.097
Investor Class	02/12/16	02/12/16	$0.007	$0.097

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $11,088,879, or, if subsequently determined to be different, the net capital gain of such year.

VIPRE-ANN-0216
1.781992.113

Fidelity® Variable Insurance Products: Industrials Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	(1.89)%	10.73%	9.67%
Investor Class	(1.97)%	10.64%	9.56%

 Prior to October 1, 2006, the fund was named VIP Cyclical Industries Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Industrials Portfolio - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$ 25,175	VIP Industrials Portfolio - Initial Class
$ 20,242	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, the energy sector (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Portfolio Manager Tobias Welo:  For the year, the fund’s share classes recorded low single-digit declines that were well ahead of the -3.55% return of the MSCI U.S. IMI Industrials 25/50 Index. Versus the index, the fund especially benefited from positioning in building products, industrial machinery and aerospace & defense. One contributor from the first group was A. O. Smith. The maker of residential water heaters and boilers reported strong financial results during the period and saw its shares post a healthy double-digit gain. Lennox International, a provider of residential and commercial heating and cooling systems, also did well and rewarded our overweighting there. The fund’s top relative contributor was BWX Technologies, a nuclear submarine service contractor whose shares outperformed after the firm’s July spinoff from Babcock & Wilcox Enterprises. Industrial conglomerate Danaher also helped. Conversely, an underweighting and stock selection in airlines weighed on relative performance, as did a sizable overweighting in trucking. A large overweighting in West was the fund’s biggest relative detractor; the company provides the technology enabling telephone conference calls. One detractor among airlines was Delta Air Lines, an index name I sold in the first half of the period. Trucker JB Hunt Transport Services also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	14.6	12.0
Danaher Corp.	7.5	7.1
J.B. Hunt Transport Services, Inc.	5.3	5.0
United Technologies Corp.	4.8	6.7
Honeywell International, Inc.	4.7	4.1
Raytheon Co.	3.7	2.4
Southwest Airlines Co.	3.6	0.0
AECOM	3.5	2.7
BWX Technologies, Inc.	3.1	0.4
FedEx Corp.	2.7	6.4
	53.5

Top Industries (% of fund's net assets)

As of December 31, 2015
Aerospace & Defense	30.8%
Industrial Conglomerates	22.1%
Road & Rail	7.3%
Trading Companies & Distributors	5.1%
Commercial Services & Supplies	4.8%
All Others*	29.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of June 30, 2015
Aerospace & Defense	26.5%
Industrial Conglomerates	19.1%
Road & Rail	9.9%
Electrical Equipment	7.8%
Machinery	7.5%
All Others*	29.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
Aerospace & Defense - 30.8%
Aerospace & Defense - 30.8%
BWX Technologies, Inc.	140,500	$4,463,685
General Dynamics Corp.	28,000	3,846,080
Honeywell International, Inc.	65,627	6,796,988
Northrop Grumman Corp.	19,800	3,738,438
Orbital ATK, Inc.	26,349	2,354,020
Raytheon Co.	43,900	5,466,867
Rockwell Collins, Inc.	16,718	1,543,071
Teledyne Technologies, Inc. (a)	34,378	3,049,329
Textron, Inc.	70,903	2,978,635
The Boeing Co.	25,675	3,712,348
United Technologies Corp.	73,623	7,072,962
		45,022,423
Air Freight & Logistics - 3.6%
Air Freight & Logistics - 3.6%
C.H. Robinson Worldwide, Inc.	21,000	1,302,420
FedEx Corp.	26,921	4,010,960
		5,313,380
Airlines - 3.6%
Airlines - 3.6%
Southwest Airlines Co.	121,600	5,236,096
Building Products - 4.1%
Building Products - 4.1%
A.O. Smith Corp.	44,042	3,374,058
Caesarstone Sdot-Yam Ltd.	11,700	507,078
Lennox International, Inc.	17,081	2,133,417
		6,014,553
Commercial Services & Supplies - 4.8%
Commercial Printing - 0.6%
Deluxe Corp.	16,000	872,640
Environmental & Facility Services - 0.8%
Stericycle, Inc. (a)	9,800	1,181,880
Office Services & Supplies - 2.1%
Regus PLC	143,700	705,859
West Corp.	109,606	2,364,201
		3,070,060
Security & Alarm Services - 1.3%
Tyco International Ltd.	61,300	1,954,857

TOTAL COMMERCIAL SERVICES & SUPPLIES		7,079,437

Construction & Engineering - 3.5%
Construction & Engineering - 3.5%
AECOM (a)	172,432	5,178,133
Diversified Consumer Services - 1.3%
Specialized Consumer Services - 1.3%
ServiceMaster Global Holdings, Inc. (a)	47,500	1,863,900
Electrical Equipment - 4.3%
Electrical Components & Equipment - 4.3%
AMETEK, Inc.	55,500	2,974,245
Eaton Corp. PLC	63,100	3,283,724
		6,257,969
Energy Equipment & Services - 0.1%
Oil & Gas Equipment & Services - 0.1%
Aspen Aerogels, Inc. (a)	26,977	163,750
Industrial Conglomerates - 22.1%
Industrial Conglomerates - 22.1%
Danaher Corp.	117,385	10,902,719
General Electric Co.	686,646	21,389,023
		32,291,742
Machinery - 4.4%
Construction Machinery & Heavy Trucks - 1.2%
Wabtec Corp.	24,800	1,763,776
Industrial Machinery - 3.2%
IDEX Corp.	35,040	2,684,414
Ingersoll-Rand PLC	36,100	1,995,969
		4,680,383

TOTAL MACHINERY		6,444,159

Professional Services - 2.6%
Research & Consulting Services - 2.6%
CEB, Inc.	23,800	1,461,082
Verisk Analytics, Inc. (a)	30,752	2,364,214
		3,825,296
Road & Rail - 7.3%
Railroads - 1.1%
Norfolk Southern Corp.	19,000	1,607,210
Trucking - 6.2%
J.B. Hunt Transport Services, Inc.	105,346	7,728,183
Old Dominion Freight Lines, Inc. (a)	21,700	1,281,819
		9,010,002

TOTAL ROAD & RAIL		10,617,212

Trading Companies & Distributors - 5.1%
Trading Companies & Distributors - 5.1%
AerCap Holdings NV (a)	71,800	3,098,888
HD Supply Holdings, Inc. (a)	116,900	3,510,507
Wolseley PLC	16,197	879,706
		7,489,101
TOTAL COMMON STOCKS
(Cost $123,478,879)		142,797,151

Money Market Funds - 2.4%
Fidelity Cash Central Fund, 0.33% (b)
(Cost $3,458,562)	3,458,562	3,458,562
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $126,937,441)		146,255,713
NET OTHER ASSETS (LIABILITIES) - 0.0%		6,997
NET ASSETS - 100%		$146,262,710

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,807
Fidelity Securities Lending Cash Central Fund	5,621
Total	$8,428

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$142,797,151	$141,917,445	$879,706	$--
Money Market Funds	3,458,562	3,458,562	--	--
Total Investments in Securities:	$146,255,713	$145,376,007	$879,706	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $123,478,879)	$142,797,151
Fidelity Central Funds (cost $3,458,562)	3,458,562
Total Investments (cost $126,937,441)		$146,255,713
Receivable for fund shares sold		12,109
Dividends receivable		200,038
Distributions receivable from Fidelity Central Funds		865
Prepaid expenses		725
Other receivables		815
Total assets		146,470,265
Liabilities
Payable for fund shares redeemed	83,950
Accrued management fee	67,467
Transfer agent fee payable	15,763
Audit fees payable	34,011
Other affiliated payables	4,787
Other payables and accrued expenses	1,577
Total liabilities		207,555
Net Assets		$146,262,710
Net Assets consist of:
Paid in capital		$113,727,888
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		13,216,613
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,318,209
Net Assets		$146,262,710
Initial Class:
Net Asset Value, offering price and redemption price per share ($35,851,797 ÷ 1,770,389 shares)		$20.25
Investor Class:
Net Asset Value, offering price and redemption price per share ($110,410,913 ÷ 5,480,553 shares)		$20.15

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$2,345,122
Income from Fidelity Central Funds		8,428
Total income		2,353,550
Expenses
Management fee	$848,744
Transfer agent fees	197,082
Accounting and security lending fees	60,517
Custodian fees and expenses	12,294
Independent trustees' compensation	2,730
Audit	39,179
Legal	1,973
Miscellaneous	2,097
Total expenses before reductions	1,164,616
Expense reductions	(9,800)	1,154,816
Net investment income (loss)		1,198,734
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	13,789,612
Foreign currency transactions	333
Total net realized gain (loss)		13,789,945
Change in net unrealized appreciation (depreciation) on: Investment securities	(18,122,827)
Assets and liabilities in foreign currencies	(37)
Total change in net unrealized appreciation (depreciation)		(18,122,864)
Net gain (loss)		(4,332,919)
Net increase (decrease) in net assets resulting from operations		$(3,134,185)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,198,734	$1,391,649
Net realized gain (loss)	13,789,945	15,376,574
Change in net unrealized appreciation (depreciation)	(18,122,864)	(6,665,680)
Net increase (decrease) in net assets resulting from operations	(3,134,185)	10,102,543
Distributions to shareholders from net investment income	(1,228,504)	(1,393,257)
Distributions to shareholders from net realized gain	(15,311,972)	(3,532,793)
Total distributions	(16,540,476)	(4,926,050)
Share transactions - net increase (decrease)	(6,897,803)	(23,726,829)
Redemption fees	11,974	22,189
Total increase (decrease) in net assets	(26,560,490)	(18,528,147)
Net Assets
Beginning of period	172,823,200	191,351,347
End of period	$146,262,710	$172,823,200

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Industrials Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$22.92	$22.17	$16.88	$14.29	$15.16
Income from Investment Operations
Net investment income (loss)A	.17	.18	.17	.21	.13
Net realized and unrealized gain (loss)	(.55)	1.17	6.48	2.62	(.85)
Total from investment operations	(.38)	1.35	6.65	2.83	(.72)
Distributions from net investment income	(.18)	(.20)	(.16)	(.24)	(.16)
Distributions from net realized gain	(2.11)	(.40)	(1.20)	–	–
Total distributions	(2.29)	(.60)	(1.36)	(.24)	(.16)
Redemption fees added to paid in capitalA	–B	–B	–B	–B	.01
Net asset value, end of period	$20.25	$22.92	$22.17	$16.88	$14.29
Total ReturnC,D	(1.89)%	6.21%	39.80%	19.82%	(4.65)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.69%	.69%	.72%	.74%	.74%
Expenses net of fee waivers, if any	.69%	.69%	.72%	.74%	.74%
Expenses net of all reductions	.69%	.69%	.72%	.73%	.73%
Net investment income (loss)	.83%	.81%	.84%	1.30%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$35,852	$46,692	$55,234	$31,784	$34,854
Portfolio turnover rateG	69%	70%	64%	80%	111%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Industrials Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$22.82	$22.07	$16.81	$14.24	$15.10
Income from Investment Operations
Net investment income (loss)A	.16	.16	.15	.19	.12
Net realized and unrealized gain (loss)	(.56)	1.17	6.46	2.61	(.84)
Total from investment operations	(.40)	1.33	6.61	2.80	(.72)
Distributions from net investment income	(.17)	(.18)	(.15)	(.23)	(.15)
Distributions from net realized gain	(2.11)	(.40)	(1.20)	–	–
Total distributions	(2.27)B	(.58)	(1.35)	(.23)	(.15)
Redemption fees added to paid in capitalA	–C	–C	–C	–C	.01
Net asset value, end of period	$20.15	$22.82	$22.07	$16.81	$14.24
Total ReturnD,E	(1.97)%	6.16%	39.72%	19.65%	(4.70)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.77%	.80%	.82%	.82%
Expenses net of fee waivers, if any	.77%	.77%	.80%	.82%	.82%
Expenses net of all reductions	.77%	.77%	.79%	.81%	.81%
Net investment income (loss)	.76%	.73%	.77%	1.22%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$110,411	$126,131	$136,117	$49,596	$48,261
Portfolio turnover rateH	69%	70%	64%	80%	111%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $2.27 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $2.105 per share.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Industrials Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, original issue discount and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$24,550,697
Gross unrealized depreciation	(5,586,308)
Net unrealized appreciation (depreciation) on securities	$18,964,389
Tax Cost	$127,291,324

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$13,570,496
Net unrealized appreciation (depreciation) on securities and other investments	$18,964,326

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$1,336,984	$ 3,211,166
Long-term Capital Gains	15,203,492	1,714,884
Total	$16,540,476	$ 4,926,050

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $105,739,640 and $131,492,257, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$26,269
Investor Class	170,813
$197,082

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,946 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $233 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5,621.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $6,469 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $635 and a portion of class-level operating expenses as follows:

Amount
Investor Class	$2,696

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Initial Class	318,378	401,007
Investor Class	910,126	992,250
Total	$1,228,504	$1,393,257
From net realized gain
Initial Class	4,034,538	1,017,008
Investor Class	11,277,434	2,515,785
Total	$15,311,972	$3,532,793

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
Initial Class
Shares sold	109,300	228,725	$2,261,401	$5,029,329
Reinvestment of distributions	208,401	64,604	4,352,916	1,418,015
Shares redeemed	(584,161)	(747,870)	(12,393,683)	(16,408,255)
Net increase (decrease)	(266,460)	(454,541)	$(5,779,366)	$(9,960,911)
Investor Class
Shares sold	613,734	987,184	$12,747,303	$21,698,389
Reinvestment of distributions	586,625	160,508	12,187,560	3,508,035
Shares redeemed	(1,247,826)	(1,787,129)	(26,053,300)	(38,972,342)
Net increase (decrease)	(47,467)	(639,437)	$(1,118,437)	$(13,765,918)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and Shareholders of VIP Industrials Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Industrials Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the VIP Industrials Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present). Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, its President for 3 years, stepping down in 2006, as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial Markets infrastructure). Mr. Donahue serves as a Member and Treasurer of the Board of Directors of United Way of New York (2012-present), Member of the Board of Directors of NYC Leadership Academy (2012-present) and Physicians for Human Rights (2013-present), and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services) and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director of Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present) and Head of Global Equity Research (2010-present). Previously, Mr. Bartel served as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	.69%
Actual		$1,000.00	$979.90	$3.44
Hypothetical-C		$1,000.00	$1,021.73	$3.52
Investor Class	.77%
Actual		$1,000.00	$979.50	$3.84
Hypothetical-C		$1,000.00	$1,021.32	$3.92

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Industrials Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/12/16	02/12/16	$1.912
Investor Class	02/12/16	02/12/16	$1.912

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $13,719,017, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class and Investor Class designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

VCYLIC-ANN-0216
1.817361.110

Fidelity® Variable Insurance Products: Telecommunications Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Life of FundA
Initial Class	2.34%	8.66%	3.68%
Investor Class	2.38%	8.60%	3.61%

 A From April 24, 2007

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Telecommunications Portfolio - Initial Class on April 24, 2007, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$13,697	VIP Telecommunications Portfolio - Initial Class
$16,659	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, the energy sector (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Portfolio Manager Matthew Drukker:  For the year, the fund’s share classes delivered positive returns, falling slightly short of the 2.73% result of the sector benchmark MSCI U.S. IMI Telecommunication Services 25/50 Index but ahead of the broad-based S&P 500®. It was a challenging market for telecom stocks, as the industry continued to experience competitive pressure among wireless companies, some of the largest components of the MSCI index. Underweightings in a mixed bag of strong-performing small-cap stocks – including Alaska-based integrated service provider General Communications; Shenandoah Telecommunications, a wireless affiliate of Sprint; and home-service provider Vonage – detracted from fund performance versus the sector benchmark. Each of these stocks rose strongly after making acquisitions during the period. On the upside, favorable stock selection and a substantial underweighting in the lagging integrated telecommunications services segment provided the biggest boost to relative performance. Specifically, owning lighter-than-index stakes in wire-line-only companies Windstream Holdings, CenturyLink and Frontier Communications.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	25.0	14.1
Verizon Communications, Inc.	15.8	18.0
Level 3 Communications, Inc.	5.5	5.1
T-Mobile U.S., Inc.	5.0	4.3
Cogent Communications Group, Inc.	4.3	4.1
American Tower Corp.	4.2	2.8
SBA Communications Corp. Class A	4.2	4.5
CenturyLink, Inc.	2.9	2.6
Telephone & Data Systems, Inc.	2.7	3.4
Frontier Communications Corp.	2.5	2.4
	72.1

Top Industries (% of fund's net assets)

As of December 31, 2015
Diversified Telecommunication Services	71.4%
Wireless Telecommunication Services	16.7%
Real Estate Investment Trusts	5.2%
Media	4.2%
Communications Equipment	1.1%
All Others*	1.4%

As of June 30, 2015
Diversified Telecommunication Services	63.0%
Wireless Telecommunication Services	20.0%
Media	8.5%
Real Estate Investment Trusts	3.8%
Internet Software & Services	0.9%
All Others*	3.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
Communications Equipment - 1.1%
Communications Equipment - 1.1%
Qualcomm Technologies, Inc.	2,300	$114,966
Ruckus Wireless, Inc. (a)	17,200	184,212
		299,178
Diversified Telecommunication Services - 71.0%
Alternative Carriers - 19.1%
8x8, Inc. (a)	43,292	495,693
Cogent Communications Group, Inc.	34,890	1,210,334
Globalstar, Inc. (a)(b)	188,500	271,440
Iliad SA	553	132,214
inContact, Inc. (a)	59,359	566,285
Iridium Communications, Inc. (a)(b)	29,844	250,988
Level 3 Communications, Inc. (a)	28,530	1,550,891
Lumos Networks Corp.	35,818	401,162
Towerstream Corp. (a)	39,720	15,090
Vonage Holdings Corp. (a)	47,800	274,372
Zayo Group Holdings, Inc. (a)	6,900	183,471
		5,351,940
Integrated Telecommunication Services - 51.9%
AT&T, Inc.	203,018	6,985,848
Atlantic Tele-Network, Inc.	6,800	531,964
Bezeq The Israel Telecommunication Corp. Ltd.	72,700	160,123
CenturyLink, Inc.	32,290	812,416
Cincinnati Bell, Inc. (a)	50,739	182,660
Consolidated Communications Holdings, Inc.	12,900	270,255
FairPoint Communications, Inc. (a)	13,300	213,731
Frontier Communications Corp.	151,114	705,702
General Communications, Inc. Class A (a)	3,447	68,182
IDT Corp. Class B	10,238	119,375
Telecom Italia SpA (a)	200	253
Verizon Communications, Inc.	95,471	4,412,670
Windstream Holdings, Inc. (b)	3,100	19,964
		14,483,143

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		19,835,083

Internet Software & Services - 0.9%
Internet Software & Services - 0.9%
Gogo, Inc. (a)(b)	11,800	210,040
Rackspace Hosting, Inc. (a)	2,000	50,640
		260,680
Media - 4.2%
Cable & Satellite - 3.5%
Altice NV Class A (a)	17,336	249,629
Cablevision Systems Corp. - NY Group Class A	4,700	149,930
Charter Communications, Inc. Class A (a)(b)	700	128,170
Liberty Global PLC:
Class C (a)	2,800	114,156
LiLAC Class C (a)	115	4,945
Time Warner Cable, Inc.	1,800	334,062
		980,892
Movies & Entertainment - 0.7%
Twenty-First Century Fox, Inc. Class A	7,000	190,120

TOTAL MEDIA		1,171,012

Real Estate Investment Trusts - 5.2%
Specialized REITs - 5.2%
American Tower Corp.	12,182	1,181,045
Communications Sales & Leasing, Inc.	8,000	149,520
Crown Castle International Corp.	800	69,160
CyrusOne, Inc.	1,400	52,430
		1,452,155
Software - 0.0%
Application Software - 0.0%
RingCentral, Inc. (a)	100	2,358
Wireless Telecommunication Services - 16.6%
Wireless Telecommunication Services - 16.6%
Bharti Infratel Ltd.	27,585	177,841
Boingo Wireless, Inc. (a)	42	278
KDDI Corp.	7,700	199,971
SBA Communications Corp. Class A (a)	11,168	1,173,422
Shenandoah Telecommunications Co.	2,937	126,438
SoftBank Corp.	3,800	191,788
Sprint Corp. (a)(b)	125,716	455,092
T-Mobile U.S., Inc. (a)	35,728	1,397,679
Telephone & Data Systems, Inc.	28,825	746,279
U.S. Cellular Corp. (a)	4,100	167,321
		4,636,109
TOTAL COMMON STOCKS
(Cost $25,371,283)		27,656,575

Nonconvertible Preferred Stocks - 0.5%
Diversified Telecommunication Services - 0.4%
Integrated Telecommunication Services - 0.4%
Telefonica Brasil SA sponsored ADR	10,600	95,718
Wireless Telecommunication Services - 0.1%
Wireless Telecommunication Services - 0.1%
TIM Participacoes SA sponsored ADR	4,000	33,920
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $269,389)		129,638

Money Market Funds - 4.4%
Fidelity Cash Central Fund, 0.33% (c)	152,906	152,906
Fidelity Securities Lending Cash Central Fund, 0.35% (c)(d)	1,076,650	1,076,650
TOTAL MONEY MARKET FUNDS
(Cost $1,229,556)		1,229,556
TOTAL INVESTMENT PORTFOLIO - 103.9%
(Cost $26,870,228)		29,015,769
NET OTHER ASSETS (LIABILITIES) - (3.9)%		(1,096,944)
NET ASSETS - 100%		$27,918,825

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$605
Fidelity Securities Lending Cash Central Fund	1,324
Total	$1,929

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$27,656,575	$27,086,722	$569,853	$--
Nonconvertible Preferred Stocks	129,638	129,638	--	--
Money Market Funds	1,229,556	1,229,556	--	--
Total Investments in Securities:	$29,015,769	$28,445,916	$569,853	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (including securities loaned of $1,034,773) — See accompanying schedule: Unaffiliated issuers (cost $25,640,672)	$27,786,213
Fidelity Central Funds (cost $1,229,556)	1,229,556
Total Investments (cost $26,870,228)		$29,015,769
Receivable for fund shares sold		11,044
Dividends receivable		17,769
Distributions receivable from Fidelity Central Funds		1,200
Prepaid expenses		126
Other receivables		977
Total assets		29,046,885
Liabilities
Payable for fund shares redeemed	109
Accrued management fee	12,557
Other affiliated payables	3,958
Other payables and accrued expenses	34,786
Collateral on securities loaned, at value	1,076,650
Total liabilities		1,128,060
Net Assets		$27,918,825
Net Assets consist of:
Paid in capital		$26,001,997
Distributions in excess of net investment income		(25,619)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(202,634)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,145,081
Net Assets		$27,918,825
Initial Class:
Net Asset Value, offering price and redemption price per share ($4,838,972 ÷ 445,809 shares)		$10.85
Investor Class:
Net Asset Value, offering price and redemption price per share ($23,079,853 ÷ 2,138,901 shares)		$10.79

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$534,146
Income from Fidelity Central Funds		1,929
Total income		536,075
Expenses
Management fee	$131,265
Transfer agent fees	32,469
Accounting and security lending fees	9,316
Custodian fees and expenses	8,490
Independent trustees' compensation	403
Audit	42,990
Legal	266
Miscellaneous	463
Total expenses before reductions	225,662
Expense reductions	(2,124)	223,538
Net investment income (loss)		312,537
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	280,156
Foreign currency transactions	(820)
Total net realized gain (loss)		279,336
Change in net unrealized appreciation (depreciation) on: Investment securities	(372,371)
Assets and liabilities in foreign currencies	(34)
Total change in net unrealized appreciation (depreciation)		(372,405)
Net gain (loss)		(93,069)
Net increase (decrease) in net assets resulting from operations		$219,468

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$312,537	$688,817
Net realized gain (loss)	279,336	(292,939)
Change in net unrealized appreciation (depreciation)	(372,405)	317,501
Net increase (decrease) in net assets resulting from operations	219,468	713,379
Distributions to shareholders from net investment income	(311,150)	(715,244)
Distributions to shareholders from net realized gain	(21,429)	(39,186)
Total distributions	(332,579)	(754,430)
Share transactions - net increase (decrease)	8,141,341	(1,727,934)
Redemption fees	8,719	3,939
Total increase (decrease) in net assets	8,036,949	(1,765,046)
Net Assets
Beginning of period	19,881,876	21,646,922
End of period (including distributions in excess of net investment income of $25,619 and distributions in excess of net investment income of $26,185, respectively)	$27,918,825	$19,881,876

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Telecommunications Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.74	$10.77	$9.27	$7.81	$8.10
Income from Investment Operations
Net investment income (loss)A	.15	.36B	.17	.17	.13
Net realized and unrealized gain (loss)	.10C	.03	1.77	1.41	(.31)
Total from investment operations	.25	.39	1.94	1.58	(.18)
Distributions from net investment income	(.13)D	(.40)	(.15)	(.12)	(.12)
Distributions from net realized gain	(.01)D	(.02)	(.30)	–	–
Total distributions	(.14)	(.42)	(.45)	(.12)	(.12)
Redemption fees added to paid in capitalA	–E	–E	.01	–E	.01
Net asset value, end of period	$10.85	$10.74	$10.77	$9.27	$7.81
Total ReturnF,G	2.34%	3.59%	21.28%	20.24%	(2.00)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.88%	.96%	1.02%	1.11%	1.18%
Expenses net of fee waivers, if any	.88%	.95%	1.00%	1.00%	1.00%
Expenses net of all reductions	.87%	.93%	.99%	.99%	.98%
Net investment income (loss)	1.36%	3.31%B	1.64%	1.94%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$4,839	$3,723	$4,535	$6,823	$3,062
Portfolio turnover rateJ	64%	99%	136%	55%	115%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.41%.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Amount represents less than $.005 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Telecommunications Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.67	$10.71	$9.22	$7.78	$8.07
Income from Investment Operations
Net investment income (loss)A	.14	.35B	.16	.16	.12
Net realized and unrealized gain (loss)	.11C	.03	1.77	1.40	(.30)
Total from investment operations	.25	.38	1.93	1.56	(.18)
Distributions from net investment income	(.12)D	(.40)	(.15)	(.12)	(.12)
Distributions from net realized gain	(.01)D	(.02)	(.30)	–	–
Total distributions	(.13)	(.42)	(.45)	(.12)	(.12)
Redemption fees added to paid in capitalA	–E	–E	.01	–E	.01
Net asset value, end of period	$10.79	$10.67	$10.71	$9.22	$7.78
Total ReturnF,G	2.38%	3.48%	21.27%	20.00%	(2.03)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.95%	1.01%	1.07%	1.18%	1.24%
Expenses net of fee waivers, if any	.95%	.99%	1.07%	1.08%	1.08%
Expenses net of all reductions	.94%	.97%	1.06%	1.07%	1.06%
Net investment income (loss)	1.29%	3.27%B	1.57%	1.86%	1.50%
Supplemental Data
Net assets, end of period (000 omitted)	$23,080	$16,159	$17,112	$11,510	$6,317
Portfolio turnover rateJ	64%	99%	136%	55%	115%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.37%.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Amount represents less than $.005 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Telecommunications Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications for the period ended December 31, 2015.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$3,366,116
Gross unrealized depreciation	(1,431,243)
Net unrealized appreciation (depreciation) on securities	$1,934,873
Tax Cost	$27,080,896

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$8,033
Net unrealized appreciation (depreciation) on securities and other investments	$1,934,413

The Fund intends to elect to defer to its next fiscal year $25,776 of ordinary losses recognized during the period November 1, 2015 to December 31, 2015.

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$311,150	$ 715,244
Long-term Capital Gains	21,429	39,186
Total	$332,579	$ 754,430

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $23,162,001 and $15,045,017, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$3,021
Investor Class	29,448
$32,469

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $843 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 if the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $32 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,324.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,633 for the period.

The investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $109 and a portion of class-level operating expenses as follows:

Amount
Investor Class	$382

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Initial Class	$55,523	$136,405
Investor Class	255,627	578,839
Total	$311,150	$715,244
From net realized gain
Initial Class	$3,651	$8,077
Investor Class	17,778	31,109
Total	$21,429	$39,186

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
Initial Class
Shares sold	219,127	138,395	$2,438,121	$1,507,909
Reinvestment of distributions	5,636	13,301	59,174	144,482
Shares redeemed	(125,755)	(226,005)	(1,382,815)	(2,444,392)
Net increase (decrease)	99,008	(74,309)	$1,114,480	$(792,001)
Investor Class
Shares sold	1,170,298	659,751	$12,959,776	$7,104,369
Reinvestment of distributions	26,188	56,454	273,405	609,948
Shares redeemed	(571,453)	(799,874)	(6,206,320)	(8,650,250)
Net increase (decrease)	625,033	(83,669)	$7,026,861	$(935,933)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and Shareholders of VIP Telecommunications Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Telecommunications Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the VIP Telecommunications Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 17, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present). Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, its President for 3 years, stepping down in 2006, as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial Markets infrastructure). Mr. Donahue serves as a Member and Treasurer of the Board of Directors of United Way of New York (2012-present), Member of the Board of Directors of NYC Leadership Academy (2012-present) and Physicians for Human Rights (2013-present), and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services) and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director of Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present) and Head of Global Equity Research (2010-present). Previously, Mr. Bartel served as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	.86%
Actual		$1,000.00	$986.70	$4.31
Hypothetical-C		$1,000.00	$1,020.87	$4.38
Investor Class	.94%
Actual		$1,000.00	$986.00	$4.71
Hypothetical-C		$1,000.00	$1,020.47	$4.79

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Telecommunications Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/12/2016	02/12/2016	$0.004
Investor Class	02/12/2016	02/12/2016	$0.004

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $29,462, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class and Investor Class designate 100% of the dividend distributed in December, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

VTELP-ANN-0216
1.851004.108

Fidelity® Variable Insurance Products: Financial Services Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	(3.69)%	7.88%	0.03%
Investor Class	(3.68)%	7.81%	(0.06)%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Financial Services Portfolio - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$10,031	VIP Financial Services Portfolio - Initial Class
$20,242	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, the energy sector (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Portfolio Manager Christopher Lee:  For the year, the fund’s share classes lagged the -0.40% return of the benchmark MSCI U.S. IMI Financials 25/50 Index and the 1.38% gain of the broad-based S&P 500®. Versus the MSCI index, our choices in mortgage real estate investment trusts (REITs), thrifts & mortgage finance and regional banks hurt the most. Individual detractors included subprime mortgage servicer Ocwen Financial. Its stock plunged as regulators investigated the company’s fast growth, reaching a settlement that included years of government oversight and the CEO/founder’s resignation. Elsewhere, an investment in student lender Navient detracted due to higher-than-expected losses in the company’s private-loan portfolio and increased regulatory scrutiny. Ocwen and Navient were not in the portfolio at period end. Shares of diversified REIT NorthStar Realty Finance fell amid worries over its above-average level of debt. By contrast, an out-of-index stake in the data processing & outsourced services group aided relative performance. In terms of individual contributors, a sizable underweighting in consumer finance leader American Express helped, as currency headwinds and decelerating volume growth pressured its return. An overweighting in subprime lender OneMain Holdings surged amid expectations that a recent merger with Springleaf Holdings would boost cost savings and earnings power.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	5.3	5.8
Bank of America Corp.	4.9	5.2
Citigroup, Inc.	4.9	5.0
U.S. Bancorp	3.9	3.8
Berkshire Hathaway, Inc. Class B	3.8	4.5
Wells Fargo & Co.	3.7	3.7
American Tower Corp.	3.4	3.2
Capital One Financial Corp.	3.3	4.3
ACE Ltd.	3.1	2.5
Allstate Corp.	2.6	2.2
	38.9

Top Industries (% of fund's net assets)

As of December 31, 2015
Banks	29.2%
Real Estate Investment Trusts	16.9%
Insurance	15.9%
Capital Markets	9.5%
Consumer Finance	6.2%
All Others*	22.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of June 30, 2015
Banks	30.9%
Insurance	12.1%
Real Estate Investment Trusts	11.9%
Capital Markets	11.2%
Diversified Financial Services	9.8%
All Others*	24.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value
Banks - 29.2%
Diversified Banks - 23.7%
Bank of America Corp.	328,242	$5,524,313
Citigroup, Inc.	106,589	5,515,981
Comerica, Inc.	26,429	1,105,525
JPMorgan Chase & Co.	88,954	5,873,630
U.S. Bancorp	101,073	4,312,785
Wells Fargo & Co.	75,796	4,120,271
		26,452,505
Regional Banks - 5.5%
CoBiz, Inc.	41,556	557,682
Huntington Bancshares, Inc.	73,500	812,910
M&T Bank Corp.	9,180	1,112,432
Popular, Inc.	27,400	776,516
Regions Financial Corp.	94,200	904,320
SunTrust Banks, Inc.	45,900	1,966,356
		6,130,216

TOTAL BANKS		32,582,721

Capital Markets - 9.5%
Asset Management & Custody Banks - 6.7%
Affiliated Managers Group, Inc. (a)	7,384	1,179,668
Artisan Partners Asset Management, Inc.	27,580	994,535
Franklin Resources, Inc.	13,800	508,116
Invesco Ltd.	50,377	1,686,622
Northern Trust Corp.	17,350	1,250,762
Oaktree Capital Group LLC Class A	17,400	830,328
The Blackstone Group LP	34,776	1,016,850
		7,466,881
Investment Banking & Brokerage - 2.8%
E*TRADE Financial Corp. (a)	55,100	1,633,164
Goldman Sachs Group, Inc.	8,050	1,450,852
		3,084,016

TOTAL CAPITAL MARKETS		10,550,897

Consumer Finance - 6.2%
Consumer Finance - 6.2%
American Express Co.	18,400	1,279,720
Capital One Financial Corp.	50,753	3,663,352
OneMain Holdings, Inc. (a)	23,450	974,113
Synchrony Financial (a)	34,600	1,052,186
		6,969,371
Diversified Consumer Services - 1.1%
Specialized Consumer Services - 1.1%
H&R Block, Inc.	37,900	1,262,449
Diversified Financial Services - 6.1%
Multi-Sector Holdings - 3.8%
Berkshire Hathaway, Inc. Class B (a)	32,193	4,250,764
Specialized Finance - 2.3%
IntercontinentalExchange, Inc.	10,086	2,584,638

TOTAL DIVERSIFIED FINANCIAL SERVICES		6,835,402

Insurance - 15.9%
Insurance Brokers - 3.6%
Brown & Brown, Inc.	53,700	1,723,770
Marsh & McLennan Companies, Inc.	41,500	2,301,175
		4,024,945
Life & Health Insurance - 2.0%
Torchmark Corp.	39,290	2,245,816
Property & Casualty Insurance - 10.3%
ACE Ltd.	29,900	3,493,815
Allied World Assurance Co. Holdings AG	40,200	1,495,038
Allstate Corp.	45,970	2,854,277
FNF Group	73,470	2,547,205
The Chubb Corp.	8,100	1,074,384
		11,464,719

TOTAL INSURANCE		17,735,480

IT Services - 4.9%
Data Processing & Outsourced Services - 4.9%
EVERTEC, Inc.	4,600	77,004
MasterCard, Inc. Class A	13,900	1,353,304
PayPal Holdings, Inc. (a)	18,600	673,320
The Western Union Co.	58,900	1,054,899
Visa, Inc. Class A	29,840	2,314,092
		5,472,619
Professional Services - 0.5%
Research & Consulting Services - 0.5%
Verisk Analytics, Inc. (a)	6,800	522,784
Real Estate Investment Trusts - 16.9%
Diversified REITs - 0.7%
NorthStar Realty Finance Corp.	46,250	787,638
Health Care REIT's - 2.0%
Ventas, Inc.	39,100	2,206,413
Mortgage REITs - 3.1%
Altisource Residential Corp. Class B	69,600	863,736
American Capital Agency Corp.	44,100	764,694
Redwood Trust, Inc.	82,700	1,091,640
Two Harbors Investment Corp.	94,600	766,260
		3,486,330
Office REITs - 1.7%
Boston Properties, Inc.	14,980	1,910,549
Residential REITs - 2.6%
Equity Residential (SBI)	11,500	938,285
Essex Property Trust, Inc.	3,400	813,994
UDR, Inc.	29,900	1,123,343
		2,875,622
Specialized REITs - 6.8%
American Tower Corp.	39,010	3,782,020
Outfront Media, Inc.	51,069	1,114,836
Public Storage	10,820	2,680,114
		7,576,970

TOTAL REAL ESTATE INVESTMENT TRUSTS		18,843,522

Real Estate Management & Development - 3.0%
Real Estate Services - 3.0%
CBRE Group, Inc. (a)	39,188	1,355,121
Realogy Holdings Corp. (a)	53,150	1,949,011
		3,304,132
Thrifts & Mortgage Finance - 0.6%
Thrifts & Mortgage Finance - 0.6%
MGIC Investment Corp. (a)	49,000	432,670
Radian Group, Inc.	15,700	210,223
Washington Mutual, Inc. (a)	5,300	0
		642,893
Trading Companies & Distributors - 1.4%
Trading Companies & Distributors - 1.4%
AerCap Holdings NV (a)	36,800	1,588,288
TOTAL COMMON STOCKS
(Cost $95,287,540)		106,310,558

Money Market Funds - 4.6%
Fidelity Cash Central Fund, 0.33% (b)
(Cost $5,084,240)	5,084,240	5,084,240
TOTAL INVESTMENT PORTFOLIO - 99.9%
(Cost $100,371,780)		111,394,798
NET OTHER ASSETS (LIABILITIES) - 0.1%		125,406
NET ASSETS - 100%		$111,520,204

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$7,331
Fidelity Securities Lending Cash Central Fund	2,077
Total	$9,408

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $95,287,540)	$106,310,558
Fidelity Central Funds (cost $5,084,240)	5,084,240
Total Investments (cost $100,371,780)		$111,394,798
Receivable for fund shares sold		50,560
Dividends receivable		201,218
Distributions receivable from Fidelity Central Funds		1,202
Prepaid expenses		509
Other receivables		1,045
Total assets		111,649,332
Liabilities
Payable for fund shares redeemed	$25,048
Accrued management fee	51,321
Transfer agent fee payable	12,376
Audit fee payable	34,430
Other affiliated payables	3,642
Other payables and accrued expenses	2,311
Total liabilities		129,128
Net Assets		$111,520,204
Net Assets consist of:
Paid in capital		$102,772,036
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,274,686)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		11,022,854
Net Assets		$111,520,204
Initial Class:
Net Asset Value, offering price and redemption price per share ($20,570,072 ÷ 2,111,065 shares)		$9.74
Investor Class:
Net Asset Value, offering price and redemption price per share ($90,950,132 ÷ 9,369,131 shares)		$9.71

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$1,785,722
Income from Fidelity Central Funds		9,408
Total income		1,795,130
Expenses
Management fee	$569,380
Transfer agent fees	135,958
Accounting and security lending fees	40,581
Custodian fees and expenses	11,323
Independent trustees' compensation	1,799
Audit	39,711
Legal	1,727
Miscellaneous	1,275
Total expenses before reductions	801,754
Expense reductions	(5,318)	796,436
Net investment income (loss)		998,694
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,775,556
Foreign currency transactions	18,847
Total net realized gain (loss)		1,794,403
Change in net unrealized appreciation (depreciation) on: Investment securities	(7,264,176)
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		(7,264,177)
Net gain (loss)		(5,469,774)
Net increase (decrease) in net assets resulting from operations		$(4,471,080)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$998,694	$1,103,565
Net realized gain (loss)	1,794,403	2,430,771
Change in net unrealized appreciation (depreciation)	(7,264,177)	6,101,598
Net increase (decrease) in net assets resulting from operations	(4,471,080)	9,635,934
Distributions to shareholders from net investment income	(1,186,136)	(1,163,043)
Share transactions - net increase (decrease)	9,996,696	10,598,224
Redemption fees	12,528	13,826
Total increase (decrease) in net assets	4,352,008	19,084,941
Net Assets
Beginning of period	107,168,196	88,083,255
End of period	$111,520,204	$107,168,196

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Financial Services Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.23	$9.33	$7.05	$5.55	$7.01
Income from Investment Operations
Net investment income (loss)A	.10	.12	.11	.11	.01
Net realized and unrealized gain (loss)	(.48)	.90	2.27	1.47	(1.44)
Total from investment operations	(.38)	1.02	2.38	1.58	(1.43)
Distributions from net investment income	(.11)	(.12)	(.10)	(.08)	(.03)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$9.74	$10.23	$9.33	$7.05	$5.55
Total ReturnC,D	(3.69)%	10.88%	33.86%	28.55%	(20.46)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.71%	.73%	.81%	.85%	.92%
Expenses net of fee waivers, if any	.71%	.72%	.81%	.85%	.91%
Expenses net of all reductions	.71%	.72%	.79%	.75%	.86%
Net investment income (loss)	1.02%	1.21%	1.29%	1.66%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$20,570	$23,351	$27,726	$17,438	$11,805
Portfolio turnover rateG	59%	58%	211%	323%	350%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Financial Services Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.19	$9.30	$7.03	$5.54	$6.99
Income from Investment Operations
Net investment income (loss)A	.09	.11	.10	.10	.01
Net realized and unrealized gain (loss)	(.47)	.89	2.27	1.47	(1.44)
Total from investment operations	(.38)	1.00	2.37	1.57	(1.43)
Distributions from net investment income	(.10)	(.11)	(.10)	(.08)	(.02)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$9.71	$10.19	$9.30	$7.03	$5.54
Total ReturnC,D	(3.68)%	10.75%	33.74%	28.36%	(20.47)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.79%	.80%	.89%	.92%	.99%
Expenses net of fee waivers, if any	.79%	.80%	.89%	.92%	.99%
Expenses net of all reductions	.78%	.79%	.87%	.82%	.93%
Net investment income (loss)	.95%	1.14%	1.22%	1.58%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$90,950	$83,817	$60,357	$30,690	$13,821
Portfolio turnover rateG	59%	58%	211%	323%	350%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Financial Services Portfolio (the Fund) is a fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$13,757,100
Gross unrealized depreciation	(3,999,814)
Net unrealized appreciation (depreciation) on securities	$9,757,286
Tax Cost	$101,637,512

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(1,008,954)
Net unrealized appreciation (depreciation) on securities and other investments	$9,757,122

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration

2017	$(1,008,954)

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$1,186,136	$ 1,163,043

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $68,476,317 and $58,548,674, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$14,870
Investor Class	121,088
$135,958

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,151 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $147 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,077.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $3,415 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $411 and a portion of class-level operating expenses as follows:

Amount
Investor Class	$1,492

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Initial Class	$241,480	$261,131
Investor Class	944,656	901,912
Total	$1,186,136	$1,163,043

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
Initial Class
Shares sold	629,305	396,579	$6,415,342	$3,814,722
Reinvestment of distributions	25,259	25,328	241,480	261,131
Shares redeemed	(826,883)	(1,111,128)	(8,303,234)	(10,468,834)
Net increase (decrease)	(172,319)	(689,221)	$(1,646,412)	$(6,392,981)
Investor Class
Shares sold	3,306,441	3,389,977	$33,530,950	$32,454,152
Reinvestment of distributions	99,229	87,735	944,656	901,912
Shares redeemed	(2,262,535)	(1,744,455)	(22,832,498)	(16,364,859)
Net increase (decrease)	1,143,135	1,733,257	$11,643,108	$16,991,205

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and Shareholders of VIP Financial Services Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Financial Services Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the VIP Financial Services Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 17, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present). Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, its President for 3 years, stepping down in 2006, as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial Markets infrastructure). Mr. Donahue serves as a Member and Treasurer of the Board of Directors of United Way of New York (2012-present), Member of the Board of Directors of NYC Leadership Academy (2012-present) and Physicians for Human Rights (2013-present), and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services) and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director of Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present) and Head of Global Equity Research (2010-present). Previously, Mr. Bartel served as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	.71%
Actual		$1,000.00	$956.50	$3.50
Hypothetical-C		$1,000.00	$1,021.63	$3.62
Investor Class	.79%
Actual		$1,000.00	$956.60	$3.90
Hypothetical-C		$1,000.00	$1,021.22	$4.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Initial Class designate 86% and Investor Class designates 91% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

VFSIC-ANN-0216
1.817367.111

Fidelity® Variable Insurance Products: Utilities Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	(10.78)%	9.84%	7.71%
Investor Class	(10.80)%	9.77%	7.60%

 Prior to October 1, 2006, the fund was named VIP Telecommunications & Utilities Growth Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Utilities Portfolio - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$21,010	VIP Utilities Portfolio - Initial Class
$20,242	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, the energy sector (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Portfolio Manager Douglas Simmons:  For the year, the fund’s share classes delivered negative double-digit returns, lagging both the -4.80% result of the sector benchmark MSCI U.S. IMI Utilities 25/50 Index and the broad-based S&P 500®. Utilities experienced a challenging period, with a correction that began in February, as investors became increasingly concerned about rising U.S. interest rates. A combination of unfavorable stock picks and industry allocations caused the fund’s underperformance of the MSCI index. An overweighting in independent power producers & energy traders – led by the fund’s sizable positions in Calpine, Dynegy and NRG Energy – hurt relative results the most. I believed this group would see price advantages due to limited supply, based partly on the reduced number of coal-fired power plants amid new environmental regulations. We experienced one of the mildest winters on record, however, which resulted in reduced power prices and hurt the returns of these stocks and dampened the short-term outlook for the group. On the upside, stock selection in cable & satellite, which I consider a utility here in the 21st-century, was the biggest driver of relative results. The fund’s top individual contributor, though, was natural-gas infrastructure company NiSource, which performed well after spinning off its natural-gas pipeline business in June.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
NextEra Energy, Inc.	17.1	14.7
Exelon Corp.	11.7	13.2
Sempra Energy	9.7	10.7
Dominion Resources, Inc.	8.7	7.7
PPL Corp.	4.8	4.5
PG&E Corp.	4.8	3.0
Edison International	4.3	4.9
Calpine Corp.	4.0	4.2
DTE Energy Co.	4.0	0.0
Avangrid, Inc.	3.6	0.0
	72.7

Top Industries (% of fund's net assets)

As of December 31, 2015
Electric Utilities	46.7%
Multi-Utilities	33.6%
Independent Power and Renewable Electricity Producers	12.1%
Media	3.5%
Real Estate Investment Trusts	2.0%
All Others*	2.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of June 30, 2015
Electric Utilities	44.3%
Multi-Utilities	25.4%
Independent Power and Renewable Electricity Producers	13.2%
Oil, Gas & Consumable Fuels	7.1%
Real Estate Investment Trusts	4.1%
All Others*	5.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
Electric Utilities - 46.7%
Electric Utilities - 46.7%
Edison International	57,577	$3,409,134
Exelon Corp.	334,100	9,277,957
FirstEnergy Corp.	85,823	2,723,164
ITC Holdings Corp.	45,100	1,770,175
NextEra Energy, Inc.	130,531	13,560,866
OGE Energy Corp.	53,826	1,415,086
PNM Resources, Inc.	37,100	1,134,147
PPL Corp.	112,610	3,843,379
		37,133,908
Independent Power and Renewable Electricity Producers - 12.1%
Independent Power Producers & Energy Traders - 10.7%
Black Hills Corp.	15,215	706,432
Calpine Corp. (a)	222,234	3,215,726
Dynegy, Inc. (a)	100,602	1,348,067
NRG Energy, Inc.	147,004	1,730,237
NRG Yield, Inc. Class C (b)	41,800	616,968
The AES Corp.	98,800	945,516
		8,562,946
Renewable Electricity - 1.4%
Pattern Energy Group, Inc. (b)	25,500	533,205
Terraform Power, Inc.	44,400	558,552
		1,091,757

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		9,654,703

Media - 3.5%
Cable & Satellite - 3.5%
Comcast Corp. Class A	49,400	2,787,642
Multi-Utilities - 33.6%
Multi-Utilities - 33.6%
Avangrid, Inc. (a)	74,900	2,876,160
Dominion Resources, Inc.	101,894	6,892,110
DTE Energy Co.	39,511	3,168,387
NiSource, Inc.	115,828	2,259,804
PG&E Corp.	71,939	3,826,435
Sempra Energy	82,381	7,744,638
		26,767,534
Oil, Gas & Consumable Fuels - 1.8%
Oil & Gas Storage & Transport - 1.8%
Cheniere Energy Partners LP Holdings LLC	79,800	1,388,520
Real Estate Investment Trusts - 2.0%
Specialized REITs - 2.0%
Crown Castle International Corp.	18,500	1,599,325
TOTAL COMMON STOCKS
(Cost $74,872,799)		79,331,632

Money Market Funds - 1.3%
Fidelity Securities Lending Cash Central Fund, 0.35% (c)(d)
(Cost $1,070,125)	1,070,125	1,070,125
TOTAL INVESTMENT PORTFOLIO - 101.0%
(Cost $75,942,924)		80,401,757
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(797,596)
NET ASSETS - 100%		$79,604,161

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,990
Fidelity Securities Lending Cash Central Fund	3,943
Total	$5,933

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (including securities loaned of $1,053,003) — See accompanying schedule: Unaffiliated issuers (cost $74,872,799)	$79,331,632
Fidelity Central Funds (cost $1,070,125)	1,070,125
Total Investments (cost $75,942,924)		$80,401,757
Receivable for investments sold		1,456,898
Dividends receivable		205,760
Distributions receivable from Fidelity Central Funds		455
Prepaid expenses		427
Other receivables		1,877
Total assets		82,067,174
Liabilities
Payable to custodian bank	$363,480
Payable for investments purchased	879,918
Payable for fund shares redeemed	68,967
Accrued management fee	35,969
Other affiliated payables	10,783
Other payables and accrued expenses	33,771
Collateral on securities loaned, at value	1,070,125
Total liabilities		2,463,013
Net Assets		$79,604,161
Net Assets consist of:
Paid in capital		$74,262,659
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		882,771
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,458,731
Net Assets		$79,604,161
Initial Class:
Net Asset Value, offering price and redemption price per share ($21,959,637 ÷ 1,666,812 shares)		$13.17
Investor Class:
Net Asset Value, offering price and redemption price per share ($57,644,524 ÷ 4,397,097 shares)		$13.11

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$2,861,336
Income from Fidelity Central Funds		5,933
Total income		2,867,269
Expenses
Management fee	$550,549
Transfer agent fees	126,091
Accounting and security lending fees	39,175
Custodian fees and expenses	6,772
Independent trustees' compensation	1,817
Audit	40,081
Legal	1,342
Miscellaneous	1,405
Total expenses before reductions	767,232
Expense reductions	(11,131)	756,101
Net investment income (loss)		2,111,168
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,404,902
Foreign currency transactions	1,424
Futures contracts	(42,664)
Total net realized gain (loss)		1,363,662
Change in net unrealized appreciation (depreciation) on: Investment securities	(15,607,529)
Assets and liabilities in foreign currencies	(102)
Total change in net unrealized appreciation (depreciation)		(15,607,631)
Net gain (loss)		(14,243,969)
Net increase (decrease) in net assets resulting from operations		$(12,132,801)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,111,168	$2,137,339
Net realized gain (loss)	1,363,662	7,575,281
Change in net unrealized appreciation (depreciation)	(15,607,631)	9,382,473
Net increase (decrease) in net assets resulting from operations	(12,132,801)	19,095,093
Distributions to shareholders from net investment income	(1,900,414)	(2,097,972)
Distributions to shareholders from net realized gain	(3,942,558)	(4,086,647)
Total distributions	(5,842,972)	(6,184,619)
Share transactions - net increase (decrease)	(35,269,674)	42,748,718
Redemption fees	33,598	24,556
Total increase (decrease) in net assets	(53,211,849)	55,683,748
Net Assets
Beginning of period	132,816,010	77,132,262
End of period	$79,604,161	$132,816,010

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Utilities Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.62	$13.45	$11.41	$10.93	$9.84
Income from Investment Operations
Net investment income (loss)A	.31	.31	.32	.29	.28
Net realized and unrealized gain (loss)	(1.98)	2.63	2.06	.51	1.01
Total from investment operations	(1.67)	2.94	2.38	.80	1.29
Distributions from net investment income	(.33)B	(.27)	(.35)	(.32)	(.20)
Distributions from net realized gain	(.45)B	(.51)	–	(.01)	–
Total distributions	(.78)	(.77)C	(.35)	(.33)	(.20)
Redemption fees added to paid in capitalA	–D	–D	.01	.01	–D
Net asset value, end of period	$13.17	$15.62	$13.45	$11.41	$10.93
Total ReturnE,F	(10.78)%	21.77%	21.02%	7.40%	13.20%
Ratios to Average Net AssetsG,H
Expenses before reductions	.71%	.70%	.74%	.74%	.80%
Expenses net of fee waivers, if any	.71%	.70%	.73%	.74%	.79%
Expenses net of all reductions	.70%	.69%	.71%	.71%	.77%
Net investment income (loss)	2.17%	2.01%	2.44%	2.59%	2.72%
Supplemental Data
Net assets, end of period (000 omitted)	$21,960	$36,599	$25,824	$25,947	$28,859
Portfolio turnover rateI	88%	113%	156%	181%	174%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $.77 per share is comprised of distributions from net investment income of $.267 and distributions from net realized gain of $.506 per share.

 D Amount represents less than $.005 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Utilities Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.54	$13.39	$11.36	$10.88	$9.80
Income from Investment Operations
Net investment income (loss)A	.30	.29	.30	.28	.27
Net realized and unrealized gain (loss)	(1.96)	2.62	2.06	.51	1.01
Total from investment operations	(1.66)	2.91	2.36	.79	1.28
Distributions from net investment income	(.31)B	(.26)	(.34)	(.31)	(.20)
Distributions from net realized gain	(.45)B	(.51)	–	(.01)	–
Total distributions	(.77)C	(.76)D	(.34)	(.32)	(.20)
Redemption fees added to paid in capitalA	–E	–E	.01	.01	–E
Net asset value, end of period	$13.11	$15.54	$13.39	$11.36	$10.88
Total ReturnF,G	(10.80)%	21.64%	20.92%	7.36%	13.11%
Ratios to Average Net AssetsH,I
Expenses before reductions	.79%	.78%	.82%	.82%	.88%
Expenses net of fee waivers, if any	.79%	.78%	.81%	.82%	.88%
Expenses net of all reductions	.78%	.77%	.79%	.79%	.85%
Net investment income (loss)	2.09%	1.93%	2.36%	2.50%	2.64%
Supplemental Data
Net assets, end of period (000 omitted)	$57,645	$96,217	$51,308	$42,271	$46,960
Portfolio turnover rateJ	88%	113%	156%	181%	174%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $.77 per share is comprised of distributions from net investment income of $.314 and distributions from net realized gain of $.454 per share.

 D Total distributions of $.76 per share is comprised of distributions from net investment income of $.257 and distributions from net realized gain of $.506 per share.

 E Amount represents less than $.005 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Utilities Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$9,170,834
Gross unrealized depreciation	(5,554,375)
Net unrealized appreciation (depreciation) on securities	$3,616,459
Tax Cost	$76,785,298

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 1,725,144
Net unrealized appreciation (depreciation) on securities and other investments	$3,616,357

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$1,900,414	$ 6,021,830
Long-term Capital Gains	3,942,558	162,789
Total	$5,842,972	$ 6,184,619

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(42,664) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $87,361,945 and $122,719,609, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$18,793
Investor Class	107,298
$126,091

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,217 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $164 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,943.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $9,085 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of the fund-level operating expenses in the amount of $388 and a portion of class-level operating expenses as follows:

Amount
Investor Class	$1,658

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Initial Class	$538,338	$596,545
Investor Class	1,362,076	1,501,427
Total	$1,900,414	$2,097,972
From net realized gain
Initial Class	$1,070,343	$1,130,530
Investor Class	2,872,215	2,956,117
Total	$3,942,558	$4,086,647

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
Initial Class
Shares sold	216,532	806,262	$3,268,091	$12,259,539
Reinvestment of distributions	115,760	108,485	1,608,681	1,727,075
Shares redeemed	(1,009,319)	(491,060)	(14,602,864)	(7,403,651)
Net increase (decrease)	(677,027)	423,687	$(9,726,092)	$6,582,963
Investor Class
Shares sold	756,021	3,166,535	$11,154,388	$48,148,599
Reinvestment of distributions	305,398	281,233	4,234,291	4,457,544
Shares redeemed	(2,856,599)	(1,087,852)	(40,932,261)	(16,440,388)
Net increase (decrease)	(1,795,180)	2,359,916	$(25,543,582)	$36,165,755

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and Shareholders of VIP Utilities Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Utilities Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the VIP Utilities Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 17, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present). Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, its President for 3 years, stepping down in 2006, as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial Markets infrastructure). Mr. Donahue serves as a Member and Treasurer of the Board of Directors of United Way of New York (2012-present), Member of the Board of Directors of NYC Leadership Academy (2012-present) and Physicians for Human Rights (2013-present), and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services) and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director of Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present) and Head of Global Equity Research (2010-present). Previously, Mr. Bartel served as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	.71%
Actual		$1,000.00	$979.60	$3.54
Hypothetical-C		$1,000.00	$1,021.63	$3.62
Investor Class	.79%
Actual		$1,000.00	$979.30	$3.94
Hypothetical-C		$1,000.00	$1,021.22	$4.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Utilities Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio:

	Pay Date	Record Date	Capital Gains
Initial Class	02/12/16	02/12/16	$0.253
Investor Class	02/12/16	02/12/16	$0.253

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $ 1,966,006, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class and Investor Class designate 100% of the dividends distributed in December 2015, as qualifying for the dividends–received deduction for corporate shareholders.

VTELIC-ANN-0216
1.817391.110

Fidelity® Variable Insurance Products: Energy Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	(20.54)%	(2.92)%	1.75%
Investor Class	(20.58)%	(2.99)%	1.65%

 Prior to October 1, 2006, the fund was named VIP Natural Resources Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Energy Portfolio - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$11,892	VIP Energy Portfolio - Initial Class
$20,242	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the U.S. Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, energy (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Portfolio Manager John Dowd:  For the year, the fund’s share classes posted double-digit losses, but outpaced the -23.20% return of the sector benchmark, the MSCI U.S. IMI Energy 25/50 Index. Fund results fell far short of the broader S&P 500® index. Energy stocks continued to suffer as oversupply pushed U.S. crude oil prices down roughly 31% to close at $37 a barrel at period end. Versus the MSCI benchmark, stock selection drove performance, especially in oil & gas exploration & production (E&P), where we tend to favor select U.S. shale-related E&Ps. Positioning in oil & gas storage & transportation also helped. Among individual stocks, an underweighting in pipeline operator Kinder Morgan was by far the fund's largest relative contributor. The stock returned -63% for the year, hurt by weakening pipeline supply and demand, fundamentally compounded by a leveraged balance sheet. Other contributors included outperforming E&P Newfield Exploration and refiner Valero Energy, both among our largest holdings. A sizable underweighting in the outperforming integrated oil & gas segment was a big detractor, especially our underexposure to index stalwart Exxon Mobil, which also was our largest position. An out-of-index stake in Canadian E&P Encana detracted, as low oil and natural gas prices crimped its cash flow.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	11.7	12.9
Schlumberger Ltd.	7.7	8.8
EOG Resources, Inc.	6.0	6.3
Valero Energy Corp.	5.5	4.0
Newfield Exploration Co.	4.1	3.1
Chevron Corp.	4.1	6.1
Baker Hughes, Inc.	4.0	2.7
Pioneer Natural Resources Co.	3.9	2.9
Cimarex Energy Co.	3.9	3.8
Diamondback Energy, Inc.	3.1	1.4
	54.0

Top Industries (% of fund's net assets)

As of December 31, 2015
Oil, Gas & Consumable Fuels	77.2%
Energy Equipment & Services	18.7%
Chemicals	1.7%
Independent Power and Renewable Electricity Producers	1.0%
Semiconductors & Semiconductor Equipment	0.2%
All Others*	1.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of June 30, 2015
Oil, Gas & Consumable Fuels	82.3%
Energy Equipment & Services	16.5%
Independent Power and Renewable Electricity Producers	1.1%
All Others*	0.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
Chemicals - 1.7%
Commodity Chemicals - 1.7%
LyondellBasell Industries NV Class A	46,300	$4,023,470
Energy Equipment & Services - 18.7%
Oil & Gas Drilling - 0.3%
Nabors Industries Ltd.	27,500	234,025
Odfjell Drilling A/S (a)(b)	239,550	134,596
Xtreme Drilling & Coil Services Corp. (a)	345,800	427,346
		795,967
Oil & Gas Equipment & Services - 18.4%
Baker Hughes, Inc.	207,800	9,589,970
Bristow Group, Inc.	9,700	251,230
Cameron International Corp. (a)	102,000	6,446,400
Dril-Quip, Inc. (a)	50,444	2,987,798
Frank's International NV	194,800	3,251,212
Oceaneering International, Inc.	80,149	3,007,190
Schlumberger Ltd.	268,927	18,757,658
Tesco Corp.	22,500	162,900
Total Energy Services, Inc.	13,800	135,237
		44,589,595

TOTAL ENERGY EQUIPMENT & SERVICES		45,385,562

Independent Power and Renewable Electricity Producers - 1.0%
Independent Power Producers & Energy Traders - 0.2%
NRG Yield, Inc. Class C (b)	29,300	432,468
Renewable Electricity - 0.8%
NextEra Energy Partners LP	65,000	1,940,250

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		2,372,718

Oil, Gas & Consumable Fuels - 77.2%
Integrated Oil & Gas - 16.9%
Chevron Corp.	110,131	9,907,385
Exxon Mobil Corp.	365,448	28,486,673
Occidental Petroleum Corp.	39,500	2,670,595
		41,064,653
Oil & Gas Exploration & Production - 45.8%
Anadarko Petroleum Corp.	146,534	7,118,622
Apache Corp.	14,200	631,474
ARC Resources Ltd. (b)	20,400	246,209
Bankers Petroleum Ltd. (a)	111,300	82,045
Cabot Oil & Gas Corp.	11,900	210,511
California Resources Corp.	196,000	456,680
Canadian Natural Resources Ltd.	40,200	877,968
Carrizo Oil & Gas, Inc. (a)	18,100	535,398
Cimarex Energy Co.	104,687	9,356,924
Concho Resources, Inc. (a)	51,100	4,745,146
Continental Resources, Inc. (a)(b)	18,950	435,471
Devon Energy Corp.	58,200	1,862,400
Diamondback Energy, Inc.	114,200	7,639,980
Encana Corp.	638,700	3,244,967
Energen Corp.	50,300	2,061,797
EOG Resources, Inc.	206,742	14,635,266
EQT Corp.	28,500	1,485,705
Evolution Petroleum Corp.	15,030	72,294
Gran Tierra Energy, Inc. (Canada) (a)	121,900	265,172
Gulfport Energy Corp. (a)	53,300	1,309,581
Hess Corp.	93,800	4,547,424
Memorial Resource Development Corp. (a)	364,200	5,881,830
Newfield Exploration Co. (a)	304,300	9,908,008
Noble Energy, Inc.	208,312	6,859,714
Northern Oil & Gas, Inc. (a)	90,107	347,813
Parsley Energy, Inc. Class A (a)	164,830	3,041,114
PDC Energy, Inc. (a)(b)	115,934	6,188,557
Pioneer Natural Resources Co.	74,665	9,361,498
Rice Energy, Inc. (a)	64,914	707,563
RSP Permian, Inc. (a)	73,200	1,785,348
Seven Generations Energy Ltd. (a)	129,600	1,262,563
SM Energy Co. (b)	109,900	2,160,634
Synergy Resources Corp. (a)(b)	192,424	1,639,452
TAG Oil Ltd. (a)	120,900	46,308
Whiting Petroleum Corp. (a)	11,100	104,784
		111,116,220
Oil & Gas Refining & Marketing - 7.3%
Keyera Corp. (b)	80,100	2,330,582
PBF Energy, Inc. Class A	43,200	1,590,192
Valero Energy Corp.	187,388	13,250,205
World Fuel Services Corp.	16,965	652,474
		17,823,453
Oil & Gas Storage & Transport - 7.2%
Buckeye Partners LP	1,699	112,066
Cheniere Energy Partners LP Holdings LLC	58,100	1,010,940
Cheniere Energy, Inc. (a)	42,200	1,571,950
Columbia Pipeline Group, Inc.	79,900	1,598,000
Enterprise Products Partners LP	84,600	2,164,068
EQT Midstream Partners LP	9,400	709,324
Gener8 Maritime, Inc. (a)	27,900	263,655
Golar LNG Ltd.	58,800	928,452
Kinder Morgan, Inc.	259,100	3,865,772
Magellan Midstream Partners LP	17,670	1,200,146
Phillips 66 Partners LP	4,875	299,325
Plains All American Pipeline LP	33,600	776,160
Rice Midstream Partners LP	41,400	558,486
Shell Midstream Partners LP	41,200	1,710,624
The Williams Companies, Inc.	23,200	596,240
		17,365,208

TOTAL OIL, GAS & CONSUMABLE FUELS		187,369,534

Semiconductors & Semiconductor Equipment - 0.2%
Semiconductor Equipment - 0.2%
SolarEdge Technologies, Inc.	16,915	476,496
TOTAL COMMON STOCKS
(Cost $267,152,406)		239,627,780

Money Market Funds - 2.8%
Fidelity Cash Central Fund, 0.33% (c)	2,408,412	2,408,412
Fidelity Securities Lending Cash Central Fund, 0.35% (c)(d)	4,370,815	4,370,815
TOTAL MONEY MARKET FUNDS
(Cost $6,779,227)		6,779,227
TOTAL INVESTMENT PORTFOLIO - 101.6%
(Cost $273,931,633)		246,407,007
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(3,852,086)
NET ASSETS - 100%		$242,554,921

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$7,170
Fidelity Securities Lending Cash Central Fund	22,290
Total	$29,460

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$239,627,780	$239,493,184	$134,596	$--
Money Market Funds	6,779,227	6,779,227	--	--
Total Investments in Securities:	$246,407,007	$246,272,411	$134,596	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.1%
Curacao	7.7%
Canada	3.6%
Netherlands	3.0%
Others (Individually Less Than 1%)	0.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (including securities loaned of $4,270,819) — See accompanying schedule: Unaffiliated issuers (cost $267,152,406)	$239,627,780
Fidelity Central Funds (cost $6,779,227)	6,779,227
Total Investments (cost $273,931,633)		$246,407,007
Cash		23,450
Foreign currency held at value (cost $6,878)		6,878
Receivable for investments sold		670,476
Receivable for fund shares sold		61,270
Dividends receivable		250,099
Distributions receivable from Fidelity Central Funds		4,266
Prepaid expenses		1,365
Other receivables		2,908
Total assets		247,427,719
Liabilities
Payable for investments purchased	$154,092
Payable for fund shares redeemed	144,885
Accrued management fee	114,204
Distribution and service plan fees payable	20,864
Other affiliated payables	28,812
Other payables and accrued expenses	39,126
Collateral on securities loaned, at value	4,370,815
Total liabilities		4,872,798
Net Assets		$242,554,921
Net Assets consist of:
Paid in capital		$312,392,428
Distributions in excess of net investment income		(142,617)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(42,170,281)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(27,524,609)
Net Assets		$242,554,921
Initial Class:
Net Asset Value, offering price and redemption price per share ($46,359,670 ÷ 2,977,046 shares)		$15.57
Service Class 2:
Net Asset Value, offering price and redemption price per share ($97,285,825 ÷ 6,273,125 shares)		$15.51
Investor Class:
Net Asset Value, offering price and redemption price per share ($98,909,426 ÷ 6,362,332 shares)		$15.55

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$5,525,825
Income from Fidelity Central Funds		29,460
Total income		5,555,285
Expenses
Management fee	$1,586,952
Transfer agent fees	283,628
Distribution and service plan fees	287,986
Accounting and security lending fees	113,133
Custodian fees and expenses	21,680
Independent trustees' compensation	5,068
Audit	42,923
Legal	3,667
Miscellaneous	4,070
Total expenses before reductions	2,349,107
Expense reductions	(24,899)	2,324,208
Net investment income (loss)		3,231,077
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(34,634,341)
Foreign currency transactions	20,775
Total net realized gain (loss)		(34,613,566)
Change in net unrealized appreciation (depreciation) on: Investment securities	(33,356,984)
Assets and liabilities in foreign currencies	228
Total change in net unrealized appreciation (depreciation)		(33,356,756)
Net gain (loss)		(67,970,322)
Net increase (decrease) in net assets resulting from operations		$(64,739,245)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,231,077	$2,768,262
Net realized gain (loss)	(34,613,566)	3,706,029
Change in net unrealized appreciation (depreciation)	(33,356,756)	(52,975,739)
Net increase (decrease) in net assets resulting from operations	(64,739,245)	(46,501,448)
Distributions to shareholders from net investment income	(3,145,334)	(2,644,789)
Distributions to shareholders from net realized gain	(8,790,082)	(3,756,921)
Total distributions	(11,935,416)	(6,401,710)
Share transactions - net increase (decrease)	30,868,032	8,721,484
Redemption fees	90,979	73,907
Total increase (decrease) in net assets	(45,715,650)	(44,107,767)
Net Assets
Beginning of period	288,270,571	332,378,338
End of period (including distributions in excess of net investment income of $142,617 and distributions in excess of net investment income of $35,183, respectively)	$242,554,921	$288,270,571

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Energy Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$20.45	$23.95	$19.53	$18.81	$20.05
Income from Investment Operations
Net investment income (loss)A	.24	.22	.20	.19	.21
Net realized and unrealized gain (loss)	(4.30)	(3.23)	4.58	.74	(1.23)
Total from investment operations	(4.06)	(3.01)	4.78	.93	(1.02)
Distributions from net investment income	(.23)	(.23)	(.22)	(.21)	(.23)
Distributions from net realized gain	(.60)	(.28)	(.14)	–	–
Total distributions	(.83)	(.50)B	(.36)	(.21)	(.23)
Redemption fees added to paid in capitalA	.01	.01	–C	–C	.01
Net asset value, end of period	$15.57	$20.45	$23.95	$19.53	$18.81
Total ReturnD,E	(20.54)%	(12.59)%	24.55%	4.94%	(4.99)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.68%	.68%	.70%	.69%	.69%
Expenses net of fee waivers, if any	.68%	.67%	.69%	.69%	.69%
Expenses net of all reductions	.67%	.67%	.69%	.68%	.68%
Net investment income (loss)	1.25%	.91%	.88%	.98%	1.00%
Supplemental Data
Net assets, end of period (000 omitted)	$46,360	$70,828	$94,202	$96,822	$126,723
Portfolio turnover rateH	70%	99%	90%	81%	94%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.50 per share is comprised of distributions from net investment income of $.227 and distributions from net realized gain of $.273 per share.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Energy Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$20.37	$23.83	$19.44	$18.72	$19.94
Income from Investment Operations
Net investment income (loss)A	.19	.16	.14	.14	.16
Net realized and unrealized gain (loss)	(4.28)	(3.19)	4.55	.73	(1.21)
Total from investment operations	(4.09)	(3.03)	4.69	.87	(1.05)
Distributions from net investment income	(.18)	(.16)	(.16)	(.15)	(.18)
Distributions from net realized gain	(.60)	(.28)	(.14)	–	–
Total distributions	(.78)	(.44)	(.30)	(.15)	(.18)
Redemption fees added to paid in capitalA	.01	.01	–B	–B	.01
Net asset value, end of period	$15.51	$20.37	$23.83	$19.44	$18.72
Total ReturnC,D	(20.75)%	(12.76)%	24.21%	4.68%	(5.20)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.93%	.93%	.94%	.94%	.94%
Expenses net of fee waivers, if any	.93%	.92%	.94%	.94%	.93%
Expenses net of all reductions	.92%	.92%	.94%	.93%	.93%
Net investment income (loss)	1.00%	.66%	.64%	.74%	.75%
Supplemental Data
Net assets, end of period (000 omitted)	$97,286	$116,228	$130,100	$112,819	$127,187
Portfolio turnover rateG	70%	99%	90%	81%	94%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Energy Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$20.42	$23.90	$19.49	$18.77	$20.01
Income from Investment Operations
Net investment income (loss)A	.22	.20	.18	.17	.19
Net realized and unrealized gain (loss)	(4.29)	(3.21)	4.57	.74	(1.23)
Total from investment operations	(4.07)	(3.01)	4.75	.91	(1.04)
Distributions from net investment income	(.22)	(.20)	(.20)	(.19)	(.21)
Distributions from net realized gain	(.60)	(.28)	(.14)	–	–
Total distributions	(.81)B	(.48)	(.34)	(.19)	(.21)
Redemption fees added to paid in capitalA	.01	.01	–C	–C	.01
Net asset value, end of period	$15.55	$20.42	$23.90	$19.49	$18.77
Total ReturnD,E	(20.58)%	(12.65)%	24.45%	4.86%	(5.09)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.76%	.78%	.77%	.77%
Expenses net of fee waivers, if any	.76%	.75%	.77%	.77%	.77%
Expenses net of all reductions	.75%	.75%	.77%	.76%	.77%
Net investment income (loss)	1.17%	.83%	.80%	.90%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$98,909	$101,214	$108,077	$92,334	$107,479
Portfolio turnover rateH	70%	99%	90%	81%	94%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.81 per share is comprised of distributions from net investment income of $.215 and distributions from net realized gain of $.599 per share.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Energy Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$17,719,530
Gross unrealized depreciation	(46,941,949)
Net unrealized appreciation (depreciation) on securities	$(29,222,419)
Tax Cost	$275,629,426

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(40,472,486)
Net unrealized appreciation (depreciation) on securities and other investments	$(29,222,402)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	(29,233,499)
Long-term	(11,238,987)
Total capital loss carryforward	$(40,472,486)

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$3,399,885	$ 4,581,490
Long-term Capital Gains	8,535,531	1,820,220
Total	$11,935,416	$ 6,401,710

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $231,932,063 and $198,951,086, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted a separate 12b-1 Plan for Service Class 2 shares. Service Class 2 pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .25% of Service Class 2's average net assets.

For the period, total fees for Service Class 2, all of which was re-allowed to insurance companies for the distribution of shares and providing shareholder support services were $287,986.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$40,724
Service Class 2	76,028
Investor Class	166,876
$283,628

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,730 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $432 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $22,290.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $20,895 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,279 and a portion of class-level operating expenses as follows:

Amount
Investor Class	$2,725

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Initial Class	$671,471	$769,640
Service Class 2	1,125,062	901,241
Investor Class	1,348,801	973,908
Total	$3,145,334	$2,644,789
From net realized gain
Initial Class	$2,006,215	$989,684
Service Class 2	3,490,558	1,491,482
Investor Class	3,293,309	1,275,755
Total	$8,790,082	$3,756,921

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
Initial Class
Shares sold	318,964	657,441	$6,258,167	$16,976,138
Reinvestment of distributions	138,900	82,276	2,677,686	1,759,324
Shares redeemed	(943,712)	(1,210,859)	(17,847,770)	(29,274,110)
Net increase (decrease)	(485,848)	(471,142)	$(8,911,917)	$(10,538,648)
Service Class 2
Shares sold	1,207,923	1,331,464	$23,068,062	$32,699,584
Reinvestment of distributions	240,121	112,368	4,615,620	2,392,723
Shares redeemed	(881,739)	(1,196,622)	(16,309,856)	(28,599,996)
Net increase (decrease)	566,305	247,210	$11,373,826	$6,492,311
Investor Class
Shares sold	2,321,424	2,124,972	$45,120,504	$53,408,185
Reinvestment of distributions	244,179	105,714	4,642,110	2,249,663
Shares redeemed	(1,159,593)	(1,796,799)	(21,356,491)	(42,890,027)
Net increase (decrease)	1,406,010	433,887	$28,406,123	$12,767,821

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 60% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 40% of the total outstanding shares of Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and Shareholders of VIP Energy Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Energy Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the VIP Energy Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present). Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, its President for 3 years, stepping down in 2006, as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial Markets infrastructure). Mr. Donahue serves as a Member and Treasurer of the Board of Directors of United Way of New York (2012-present), Member of the Board of Directors of NYC Leadership Academy (2012-present) and Physicians for Human Rights (2013-present), and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services) and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director of Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present) and Head of Global Equity Research (2010-present). Previously, Mr. Bartel served as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	.68%
Actual		$1,000.00	$803.30	$3.09
Hypothetical-C		$1,000.00	$1,021.78	$3.47
Service Class 2.93%
Actual		$1,000.00	$802.50	$4.23
Hypothetical-C		$1,000.00	$1,020.52	$4.74
Investor Class	.76%
Actual		$1,000.00	$803.30	$3.45
Hypothetical-C		$1,000.00	$1,021.37	$3.87

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Initial Class designates 92% and 98%; and Investor Class designates 92% and 100%; of the dividends distributed in February and December 2015, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

VNRIC-ANN-0216
1.817379.110

Fidelity® Variable Insurance Products: Health Care Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	6.37%	23.61%	13.57%
Investor Class	6.29%	23.52%	13.46%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Health Care Portfolio - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$35,684	VIP Health Care Portfolio - Initial Class
$20,242	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, the energy sector (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Portfolio Manager Eddie Yoon:  For the year, the fund’s share classes moderately underperformed the 7.23% gain of the benchmark MSCI U.S. IMI Health Care 25/50 Index, but handily surpassed the broad market S&P 500® index. Health care stocks easily topped the S&P 500®, as they continued to benefit from favorable long-term trends, which provided stocks here with favorable implications for revenue growth. Versus the sector benchmark, the fund's stock selection in biotechnology and an underweighting in the strong-performing managed health care industry dragged on results. Among individual stocks, an overweighting in Puma Biotechnology was by far the fund's largest detractor. Shares of the development-stage firm plunged in June after the company revealed its leading drug for breast cancer, neratinib, only modestly outperformed a placebo and had serious side effects. Shares never recovered during the period. Conversely, positioning in health care equipment and picks within pharmaceuticals lifted relative results. From the former industry, the fund’s overweighting in medical device maker Boston Scientific was our largest individual contributor and one of the fund’s biggest holdings the past year. The stock surged in late October after the firm reported a better-than-anticipated quarterly profit and raised its full-year profit forecast on an expected increase in sales due to new devices.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Medtronic PLC	9.2	6.9
Allergan PLC	7.2	8.2
Teva Pharmaceutical Industries Ltd. sponsored ADR	5.8	4.1
AbbVie, Inc.	5.1	3.7
Boston Scientific Corp.	4.1	4.2
Amgen, Inc.	3.2	1.6
UnitedHealth Group, Inc.	2.9	2.4
McKesson Corp.	2.6	3.4
Cigna Corp.	2.5	2.0
Vertex Pharmaceuticals, Inc.	2.5	2.8
	45.1

Top Industries (% of fund's net assets)

As of December 31, 2015
Pharmaceuticals	29.6%
Biotechnology	25.6%
Health Care Equipment & Supplies	22.7%
Health Care Providers & Services	13.5%
Health Care Technology	3.4%
All Others*	5.2%

As of June 30, 2015
Pharmaceuticals	38.1%
Biotechnology	19.7%
Health Care Equipment & Supplies	18.4%
Health Care Providers & Services	14.1%
Health Care Technology	3.5%
All Others*	6.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
Biotechnology - 25.6%
Biotechnology - 25.6%
AbbVie, Inc.	904,600	$53,588,504
Ablynx NV (a)	193,600	3,346,329
Acceleron Pharma, Inc. (a)	49,114	2,394,799
Acorda Therapeutics, Inc. (a)	62,200	2,660,916
Actelion Ltd.	35,000	4,863,028
Advaxis, Inc. (a)(b)	169,999	1,710,190
Alnylam Pharmaceuticals, Inc. (a)	52,810	4,971,533
AMAG Pharmaceuticals, Inc. (a)(b)	137,019	4,136,604
Amgen, Inc.	209,448	33,999,694
Amicus Therapeutics, Inc. (a)	283,700	2,751,890
Anacor Pharmaceuticals, Inc. (a)	104,337	11,786,951
Arena Pharmaceuticals, Inc. (a)	884,999	1,681,498
Array BioPharma, Inc. (a)	344,320	1,453,030
Biogen, Inc. (a)	19,548	5,988,530
BioMarin Pharmaceutical, Inc. (a)	150,400	15,755,904
bluebird bio, Inc. (a)	9,300	597,246
Blueprint Medicines Corp. (b)	69,300	1,825,362
Cara Therapeutics, Inc. (a)	105,908	1,785,609
Celgene Corp. (a)	46,840	5,609,558
Cellectis SA sponsored ADR (b)	86,200	2,674,786
Curis, Inc. (a)	656,300	1,909,833
CytomX Therapeutics, Inc. (a)(b)	51,900	1,083,153
Edge Therapeutics, Inc. (a)(b)	64,700	808,750
Gilead Sciences, Inc.	104,290	10,553,105
Heron Therapeutics, Inc. (a)(b)	63,320	1,690,644
Insmed, Inc. (a)	300,000	5,445,000
Intercept Pharmaceuticals, Inc. (a)	30,079	4,492,299
Mirati Therapeutics, Inc. (a)(b)	120,000	3,792,000
Neurocrine Biosciences, Inc. (a)	93,300	5,277,981
ProNai Therapeutics, Inc. (a)(b)	37,611	565,669
Puma Biotechnology, Inc. (a)(b)	130,300	10,215,520
Radius Health, Inc. (a)	60,000	3,692,400
Regeneron Pharmaceuticals, Inc. (a)	9,700	5,265,839
Spark Therapeutics, Inc. (b)	52,700	2,387,837
TESARO, Inc. (a)(b)	105,000	5,493,600
Ultragenyx Pharmaceutical, Inc. (a)	75,000	8,413,500
United Therapeutics Corp. (a)	34,810	5,451,594
Vertex Pharmaceuticals, Inc. (a)	208,400	26,222,972
Xencor, Inc. (a)	114,600	1,675,452
		268,019,109
Capital Markets - 0.1%
Asset Management & Custody Banks - 0.1%
RPI International Holdings LP (c)	4,179	585,896
Diversified Consumer Services - 0.2%
Specialized Consumer Services - 0.2%
Carriage Services, Inc.	92,659	2,233,082
Health Care Equipment & Supplies - 22.7%
Health Care Equipment - 21.9%
Atricure, Inc. (a)	150,000	3,366,000
Boston Scientific Corp. (a)	2,346,700	43,273,148
CONMED Corp.	131,700	5,801,385
Edwards Lifesciences Corp. (a)	170,730	13,484,255
HeartWare International, Inc. (a)	67,685	3,411,324
Integra LifeSciences Holdings Corp. (a)	76,800	5,205,504
LivaNova PLC (a)	79,800	4,737,726
Medtronic PLC	1,246,900	95,911,548
Neovasc, Inc. (a)	540,000	2,430,000
Nevro Corp. (a)	115,800	7,817,658
Novocure Ltd. (a)(b)	64,600	1,444,456
ResMed, Inc.	115,100	6,179,719
St. Jude Medical, Inc.	222,700	13,756,179
Steris PLC (b)	67,700	5,100,518
Wright Medical Group NV (a)	460,000	11,122,800
Zeltiq Aesthetics, Inc. (a)(b)	110,711	3,158,585
Zimmer Biomet Holdings, Inc.	30,900	3,170,031
		229,370,836
Health Care Supplies - 0.8%
The Cooper Companies, Inc.	59,374	7,967,991

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		237,338,827

Health Care Providers & Services - 13.4%
Health Care Distributors & Services - 3.5%
Amplifon SpA	316,600	2,742,525
EBOS Group Ltd.	500,000	4,702,156
McKesson Corp.	139,437	27,501,160
United Drug PLC (United Kingdom)	251,400	2,208,859
		37,154,700
Health Care Facilities - 2.9%
Brookdale Senior Living, Inc. (a)	169,450	3,128,047
HCA Holdings, Inc. (a)	140,000	9,468,200
Surgical Care Affiliates, Inc. (a)	200,000	7,962,000
Universal Health Services, Inc. Class B	79,600	9,511,404
		30,069,651
Health Care Services - 1.6%
Adeptus Health, Inc. Class A (a)(b)	41,800	2,278,936
DaVita HealthCare Partners, Inc. (a)	130,800	9,118,068
Envision Healthcare Holdings, Inc. (a)	195,700	5,082,329
		16,479,333
Managed Health Care - 5.4%
Cigna Corp.	180,000	26,339,400
UnitedHealth Group, Inc.	257,707	30,316,651
		56,656,051

TOTAL HEALTH CARE PROVIDERS & SERVICES		140,359,735

Health Care Technology - 3.4%
Health Care Technology - 3.4%
athenahealth, Inc. (a)(b)	96,700	15,565,799
Castlight Health, Inc. (a)	104,900	447,923
Castlight Health, Inc. Class B (a)(b)	45,650	194,926
Cerner Corp. (a)	68,300	4,109,611
Connecture, Inc.	245,300	885,533
Evolent Health, Inc. (b)	95,475	1,156,202
HealthStream, Inc. (a)	223,392	4,914,624
Medidata Solutions, Inc. (a)	171,800	8,468,022
		35,742,640
Life Sciences Tools & Services - 2.9%
Life Sciences Tools & Services - 2.9%
Agilent Technologies, Inc.	461,200	19,282,772
Bruker Corp. (a)	289,447	7,024,879
PRA Health Sciences, Inc. (a)	80,000	3,621,600
		29,929,251
Pharmaceuticals - 29.6%
Pharmaceuticals - 29.6%
Allergan PLC (a)	242,800	75,875,000
Amphastar Pharmaceuticals, Inc. (a)(b)	217,500	3,095,025
Astellas Pharma, Inc.	440,100	6,265,160
Bristol-Myers Squibb Co.	352,970	24,280,806
Catalent, Inc. (a)	196,100	4,908,383
Dechra Pharmaceuticals PLC	210,000	3,383,731
Eisai Co. Ltd.	120,000	7,938,095
Endo Health Solutions, Inc. (a)	248,903	15,237,842
Horizon Pharma PLC (a)	269,500	5,840,065
Jazz Pharmaceuticals PLC (a)	81,563	11,464,495
Jiangsu Hengrui Medicine Co. Ltd.	513,554	3,872,434
Lee's Pharmaceutical Holdings Ltd.	1,786,500	2,229,630
Mylan N.V.	300,000	16,221,000
Perrigo Co. PLC	80,600	11,662,820
Pfizer, Inc.	337,000	10,878,360
Prestige Brands Holdings, Inc. (a)	160,604	8,267,894
Sanofi SA sponsored ADR	140,000	5,971,000
SCYNEXIS, Inc. (a)	400,000	2,484,000
Shire PLC sponsored ADR	23,387	4,794,335
Sun Pharmaceutical Industries Ltd.	377,773	4,669,591
Teva Pharmaceutical Industries Ltd. sponsored ADR	930,000	61,045,200
The Medicines Company (a)(b)	101,800	3,801,212
TherapeuticsMD, Inc. (a)(b)	645,122	6,689,915
UCB SA	33,000	2,984,857
Valeant Pharmaceuticals International, Inc. (Canada) (a)	57,400	5,830,848
		309,691,698
Professional Services - 0.6%
Human Resource & Employment Services - 0.6%
WageWorks, Inc. (a)	140,100	6,356,337
TOTAL COMMON STOCKS
(Cost $882,901,142)		1,030,256,575

Convertible Preferred Stocks - 0.1%
Health Care Providers & Services - 0.1%
Health Care Services - 0.1%
1Life Healthcare, Inc. Series G (a)(c)
(Cost $1,193,163)	181,172	1,581,632

Money Market Funds - 4.2%
Fidelity Cash Central Fund, 0.33% (d)	14,668,775	14,668,775
Fidelity Securities Lending Cash Central Fund, 0.35% (d)(e)	29,232,925	29,232,925
TOTAL MONEY MARKET FUNDS
(Cost $43,901,700)		43,901,700
TOTAL INVESTMENT PORTFOLIO - 102.8%
(Cost $927,996,005)		1,075,739,907
NET OTHER ASSETS (LIABILITIES) - (2.8)%		(29,377,931)
NET ASSETS - 100%		$1,046,361,976

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,167,528 or 0.2% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
1Life Healthcare, Inc. Series G	4/10/14	$1,193,163
RPI International Holdings LP	5/21/15	$492,704

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$34,260
Fidelity Securities Lending Cash Central Fund	279,056
Total	$313,316

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,030,256,575	$997,090,216	$32,580,463	$585,896
Convertible Preferred Stocks	1,581,632	--	--	1,581,632
Money Market Funds	43,901,700	43,901,700	--	--
Total Investments in Securities:	$1,075,739,907	$1,040,991,916	$32,580,463	$2,167,528

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	62.9%
Ireland	20.9%
Israel	5.8%
Netherlands	2.6%
Japan	1.4%
United Kingdom	1.3%
Others (Individually Less Than 1%)	5.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (including securities loaned of $27,858,527) — See accompanying schedule: Unaffiliated issuers (cost $884,094,305)	$1,031,838,207
Fidelity Central Funds (cost $43,901,700)	43,901,700
Total Investments (cost $927,996,005)		$1,075,739,907
Cash		8,358
Receivable for investments sold		3,714,673
Receivable for fund shares sold		482,582
Dividends receivable		807,818
Distributions receivable from Fidelity Central Funds		55,524
Prepaid expenses		5,760
Other receivables		8,381
Total assets		1,080,823,003
Liabilities
Payable for investments purchased	$4,528,401
Payable for fund shares redeemed	44,403
Accrued management fee	471,720
Other affiliated payables	140,493
Other payables and accrued expenses	43,085
Collateral on securities loaned, at value	29,232,925
Total liabilities		34,461,027
Net Assets		$1,046,361,976
Net Assets consist of:
Paid in capital		$836,670,429
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		61,950,170
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		147,741,377
Net Assets		$1,046,361,976
Initial Class:
Net Asset Value, offering price and redemption price per share ($226,283,433 ÷ 8,729,199 shares)		$25.92
Investor Class:
Net Asset Value, offering price and redemption price per share ($820,078,543 ÷ 31,869,691 shares)		$25.73

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$6,894,021
Income from Fidelity Central Funds		313,316
Total income		7,207,337
Expenses
Management fee	$5,990,860
Transfer agent fees	1,400,392
Accounting and security lending fees	364,411
Custodian fees and expenses	47,640
Independent trustees' compensation	18,718
Audit	45,169
Legal	12,506
Interest	319
Miscellaneous	10,381
Total expenses before reductions	7,890,396
Expense reductions	(61,006)	7,829,390
Net investment income (loss)		(622,053)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	94,690,809
Foreign currency transactions	(6,192)
Total net realized gain (loss)		94,684,617
Change in net unrealized appreciation (depreciation) on: Investment securities	(49,851,513)
Assets and liabilities in foreign currencies	336
Total change in net unrealized appreciation (depreciation)		(49,851,177)
Net gain (loss)		44,833,440
Net increase (decrease) in net assets resulting from operations		$44,211,387

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(622,053)	$(887,749)
Net realized gain (loss)	94,684,617	124,368,145
Change in net unrealized appreciation (depreciation)	(49,851,177)	69,514,607
Net increase (decrease) in net assets resulting from operations	44,211,387	192,995,003
Distributions to shareholders from net realized gain	(123,218,031)	(59,192,850)
Share transactions - net increase (decrease)	218,815,782	220,582,795
Redemption fees	224,880	164,619
Total increase (decrease) in net assets	140,034,018	354,549,567
Net Assets
Beginning of period	906,327,958	551,778,391
End of period	$1,046,361,976	$906,327,958

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Health Care Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$27.70	$22.56	$15.51	$13.69	$12.64
Income from Investment Operations
Net investment income (loss)A	–B	(.02)	–B	.07	–B
Net realized and unrealized gain (loss)	1.70	7.21	8.42	2.74	1.04
Total from investment operations	1.70	7.19	8.42	2.81	1.04
Distributions from net investment income	–	–	–	(.06)	–
Distributions from net realized gain	(3.49)	(2.06)	(1.37)	(.92)	–
Total distributions	(3.49)	(2.06)	(1.37)	(.99)C	–
Redemption fees added to paid in capitalA	.01	.01	–B	–B	.01
Net asset value, end of period	$25.92	$27.70	$22.56	$15.51	$13.69
Total ReturnD,E	6.37%	32.83%	56.12%	20.81%	8.31%
Ratios to Average Net AssetsF,G
Expenses before reductions	.66%	.67%	.69%	.72%	.74%
Expenses net of fee waivers, if any	.66%	.67%	.69%	.72%	.74%
Expenses net of all reductions	.65%	.66%	.68%	.71%	.73%
Net investment income (loss)	- %H	(.07)%	(.01)%	.47%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$226,283	$236,566	$167,493	$69,363	$52,430
Portfolio turnover rateI	77%	104%	93%	98%	138%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.99 per share is comprised of distributions from net investment income of $.063 and distributions from net realized gain of $.924 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Health Care Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$27.52	$22.43	$15.44	$13.63	$12.59
Income from Investment Operations
Net investment income (loss)A	(.02)	(.04)	(.02)	.06	(.01)
Net realized and unrealized gain (loss)	1.69	7.17	8.37	2.73	1.04
Total from investment operations	1.67	7.13	8.35	2.79	1.03
Distributions from net investment income	–	–	–	(.05)	–
Distributions from net realized gain	(3.47)	(2.05)	(1.36)	(.92)	–
Total distributions	(3.47)	(2.05)	(1.36)	(.98)B	–
Redemption fees added to paid in capitalA	.01	.01	–C	–C	.01
Net asset value, end of period	$25.73	$27.52	$22.43	$15.44	$13.63
Total ReturnD,E	6.29%	32.72%	55.91%	20.75%	8.26%
Ratios to Average Net AssetsF,G
Expenses before reductions	.74%	.75%	.77%	.80%	.82%
Expenses net of fee waivers, if any	.74%	.75%	.77%	.80%	.82%
Expenses net of all reductions	.73%	.74%	.76%	.79%	.81%
Net investment income (loss)	(.08)%	(.15)%	(.10)%	.39%	(.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$820,079	$669,762	$384,285	$115,132	$70,497
Portfolio turnover rateH	77%	104%	93%	98%	138%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.98 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.924 per share.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Health Care Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015 is included at the end of the fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$201,392,804
Gross unrealized depreciation	(60,177,870)
Net unrealized appreciation (depreciation) on securities	$141,214,934
Tax Cost	$934,524,973

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,767,648
Undistributed long-term capital gain	$64,711,490

Net unrealized appreciation (depreciation) on securities and other investments	$141,212,409

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$51,352,174	$ 42,016,523
Long-term Capital Gains	71,865,857	17,176,327
Total	$123,218,031	$ 59,192,850

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $911,360,894 and $810,634,958, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07%(.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$170,832
Investor Class	1,229,560
$1,400,392

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $17,436 for the period.

Interfund Lending Program.
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$4,028,375.36%		$319

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,478 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $279,056.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $45,518 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $4,702 and a portion of class-level operating expenses as follows:

Amount
Investor Class	$10,786

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net realized gain
Initial Class	$30,210,181	$16,530,399
Investor Class	93,007,850	42,662,451
Total	$123,218,031	$59,192,850

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
Initial Class
Shares sold	1,478,196	2,203,973	$41,537,933	$56,182,265
Reinvestment of distributions	1,154,539	641,451	30,210,181	16,530,399
Shares redeemed	(2,443,437)	(1,728,943)	(64,565,178)	(41,647,908)
Net increase (decrease)	189,298	1,116,481	$7,182,936	$31,064,756
Investor Class
Shares sold	7,956,795	7,936,597	$222,275,001	$203,363,830
Reinvestment of distributions	3,588,210	1,656,146	93,007,850	42,662,451
Shares redeemed	(4,010,905)	(2,387,231)	(103,650,005)	(56,508,242)
Net increase (decrease)	7,534,100	7,205,512	$211,632,846	$189,518,039

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and Shareholders of VIP Health Care Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Health Care Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the VIP Health Care Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present). Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, its President for 3 years, stepping down in 2006, as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial Markets infrastructure). Mr. Donahue serves as a Member and Treasurer of the Board of Directors of United Way of New York (2012-present), Member of the Board of Directors of NYC Leadership Academy (2012-present) and Physicians for Human Rights (2013-present), and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services) and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director of Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present) and Head of Global Equity Research (2010-present). Previously, Mr. Bartel served as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	.66%
Actual		$1,000.00	$934.70	$3.22
Hypothetical-C		$1,000.00	$1,021.88	$3.36
Investor Class	.74%
Actual		$1,000.00	$934.50	$3.61
Hypothetical-C		$1,000.00	$1,021.48	$3.77

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Health Care Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/12/2016	02/12/2016	$–	$1.7800
Investor Class	02/12/2016	02/12/2016	$–	$1.7800

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $64,743,988, or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year for the fund qualifies for the dividends-received deduction for corporate shareholders:

	Record Date	Percentage
Initial Class	02/13/2015	0%
	12/11/2015	12%
Investor Class	02/13/2015	0%
	12/11/2015	13%

VHCIC-ANN-0216
1.817373.110

Fidelity® Variable Insurance Products: Energy Portfolio: Service Class 2 Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Service Class 2	(20.75)%	(3.15)%	1.49%

 Prior to October 1, 2006, the fund was named VIP Natural Resources Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Energy Portfolio - Service Class 2 on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$11,599	VIP Energy Portfolio - Service Class 2
$20,242	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the U.S. Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, energy (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Portfolio Manager John Dowd:  For the year, the fund’s share classes posted double-digit losses, but outpaced the -23.20% return of the sector benchmark, the MSCI U.S. IMI Energy 25/50 Index. Fund results fell far short of the broader S&P 500® index. Energy stocks continued to suffer as oversupply pushed U.S. crude oil prices down roughly 31% to close at $37 a barrel at period end. Versus the MSCI benchmark, stock selection drove performance, especially in oil & gas exploration & production (E&P), where we tend to favor select U.S. shale-related E&Ps. Positioning in oil & gas storage & transportation also helped. Among individual stocks, an underweighting in pipeline operator Kinder Morgan was by far the fund's largest relative contributor. The stock returned -63% for the year, hurt by weakening pipeline supply and demand, fundamentally compounded by a leveraged balance sheet. Other contributors included outperforming E&P Newfield Exploration and refiner Valero Energy, both among our largest holdings. A sizable underweighting in the outperforming integrated oil & gas segment was a big detractor, especially our underexposure to index stalwart Exxon Mobil, which also was our largest position. An out-of-index stake in Canadian E&P Encana detracted, as low oil and natural gas prices crimped its cash flow.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	11.7	12.9
Schlumberger Ltd.	7.7	8.8
EOG Resources, Inc.	6.0	6.3
Valero Energy Corp.	5.5	4.0
Newfield Exploration Co.	4.1	3.1
Chevron Corp.	4.1	6.1
Baker Hughes, Inc.	4.0	2.7
Pioneer Natural Resources Co.	3.9	2.9
Cimarex Energy Co.	3.9	3.8
Diamondback Energy, Inc.	3.1	1.4
	54.0

Top Industries (% of fund's net assets)

As of December 31, 2015
Oil, Gas & Consumable Fuels	77.2%
Energy Equipment & Services	18.7%
Chemicals	1.7%
Independent Power and Renewable Electricity Producers	1.0%
Semiconductors & Semiconductor Equipment	0.2%
All Others*	1.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of June 30, 2015
Oil, Gas & Consumable Fuels	82.3%
Energy Equipment & Services	16.5%
Independent Power and Renewable Electricity Producers	1.1%
All Others*	0.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
Chemicals - 1.7%
Commodity Chemicals - 1.7%
LyondellBasell Industries NV Class A	46,300	$4,023,470
Energy Equipment & Services - 18.7%
Oil & Gas Drilling - 0.3%
Nabors Industries Ltd.	27,500	234,025
Odfjell Drilling A/S (a)(b)	239,550	134,596
Xtreme Drilling & Coil Services Corp. (a)	345,800	427,346
		795,967
Oil & Gas Equipment & Services - 18.4%
Baker Hughes, Inc.	207,800	9,589,970
Bristow Group, Inc.	9,700	251,230
Cameron International Corp. (a)	102,000	6,446,400
Dril-Quip, Inc. (a)	50,444	2,987,798
Frank's International NV	194,800	3,251,212
Oceaneering International, Inc.	80,149	3,007,190
Schlumberger Ltd.	268,927	18,757,658
Tesco Corp.	22,500	162,900
Total Energy Services, Inc.	13,800	135,237
		44,589,595

TOTAL ENERGY EQUIPMENT & SERVICES		45,385,562

Independent Power and Renewable Electricity Producers - 1.0%
Independent Power Producers & Energy Traders - 0.2%
NRG Yield, Inc. Class C (b)	29,300	432,468
Renewable Electricity - 0.8%
NextEra Energy Partners LP	65,000	1,940,250

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		2,372,718

Oil, Gas & Consumable Fuels - 77.2%
Integrated Oil & Gas - 16.9%
Chevron Corp.	110,131	9,907,385
Exxon Mobil Corp.	365,448	28,486,673
Occidental Petroleum Corp.	39,500	2,670,595
		41,064,653
Oil & Gas Exploration & Production - 45.8%
Anadarko Petroleum Corp.	146,534	7,118,622
Apache Corp.	14,200	631,474
ARC Resources Ltd. (b)	20,400	246,209
Bankers Petroleum Ltd. (a)	111,300	82,045
Cabot Oil & Gas Corp.	11,900	210,511
California Resources Corp.	196,000	456,680
Canadian Natural Resources Ltd.	40,200	877,968
Carrizo Oil & Gas, Inc. (a)	18,100	535,398
Cimarex Energy Co.	104,687	9,356,924
Concho Resources, Inc. (a)	51,100	4,745,146
Continental Resources, Inc. (a)(b)	18,950	435,471
Devon Energy Corp.	58,200	1,862,400
Diamondback Energy, Inc.	114,200	7,639,980
Encana Corp.	638,700	3,244,967
Energen Corp.	50,300	2,061,797
EOG Resources, Inc.	206,742	14,635,266
EQT Corp.	28,500	1,485,705
Evolution Petroleum Corp.	15,030	72,294
Gran Tierra Energy, Inc. (Canada) (a)	121,900	265,172
Gulfport Energy Corp. (a)	53,300	1,309,581
Hess Corp.	93,800	4,547,424
Memorial Resource Development Corp. (a)	364,200	5,881,830
Newfield Exploration Co. (a)	304,300	9,908,008
Noble Energy, Inc.	208,312	6,859,714
Northern Oil & Gas, Inc. (a)	90,107	347,813
Parsley Energy, Inc. Class A (a)	164,830	3,041,114
PDC Energy, Inc. (a)(b)	115,934	6,188,557
Pioneer Natural Resources Co.	74,665	9,361,498
Rice Energy, Inc. (a)	64,914	707,563
RSP Permian, Inc. (a)	73,200	1,785,348
Seven Generations Energy Ltd. (a)	129,600	1,262,563
SM Energy Co. (b)	109,900	2,160,634
Synergy Resources Corp. (a)(b)	192,424	1,639,452
TAG Oil Ltd. (a)	120,900	46,308
Whiting Petroleum Corp. (a)	11,100	104,784
		111,116,220
Oil & Gas Refining & Marketing - 7.3%
Keyera Corp. (b)	80,100	2,330,582
PBF Energy, Inc. Class A	43,200	1,590,192
Valero Energy Corp.	187,388	13,250,205
World Fuel Services Corp.	16,965	652,474
		17,823,453
Oil & Gas Storage & Transport - 7.2%
Buckeye Partners LP	1,699	112,066
Cheniere Energy Partners LP Holdings LLC	58,100	1,010,940
Cheniere Energy, Inc. (a)	42,200	1,571,950
Columbia Pipeline Group, Inc.	79,900	1,598,000
Enterprise Products Partners LP	84,600	2,164,068
EQT Midstream Partners LP	9,400	709,324
Gener8 Maritime, Inc. (a)	27,900	263,655
Golar LNG Ltd.	58,800	928,452
Kinder Morgan, Inc.	259,100	3,865,772
Magellan Midstream Partners LP	17,670	1,200,146
Phillips 66 Partners LP	4,875	299,325
Plains All American Pipeline LP	33,600	776,160
Rice Midstream Partners LP	41,400	558,486
Shell Midstream Partners LP	41,200	1,710,624
The Williams Companies, Inc.	23,200	596,240
		17,365,208

TOTAL OIL, GAS & CONSUMABLE FUELS		187,369,534

Semiconductors & Semiconductor Equipment - 0.2%
Semiconductor Equipment - 0.2%
SolarEdge Technologies, Inc.	16,915	476,496
TOTAL COMMON STOCKS
(Cost $267,152,406)		239,627,780

Money Market Funds - 2.8%
Fidelity Cash Central Fund, 0.33% (c)	2,408,412	2,408,412
Fidelity Securities Lending Cash Central Fund, 0.35% (c)(d)	4,370,815	4,370,815
TOTAL MONEY MARKET FUNDS
(Cost $6,779,227)		6,779,227
TOTAL INVESTMENT PORTFOLIO - 101.6%
(Cost $273,931,633)		246,407,007
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(3,852,086)
NET ASSETS - 100%		$242,554,921

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$7,170
Fidelity Securities Lending Cash Central Fund	22,290
Total	$29,460

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$239,627,780	$239,493,184	$134,596	$--
Money Market Funds	6,779,227	6,779,227	--	--
Total Investments in Securities:	$246,407,007	$246,272,411	$134,596	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.1%
Curacao	7.7%
Canada	3.6%
Netherlands	3.0%
Others (Individually Less Than 1%)	0.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (including securities loaned of $4,270,819) — See accompanying schedule: Unaffiliated issuers (cost $267,152,406)	$239,627,780
Fidelity Central Funds (cost $6,779,227)	6,779,227
Total Investments (cost $273,931,633)		$246,407,007
Cash		23,450
Foreign currency held at value (cost $6,878)		6,878
Receivable for investments sold		670,476
Receivable for fund shares sold		61,270
Dividends receivable		250,099
Distributions receivable from Fidelity Central Funds		4,266
Prepaid expenses		1,365
Other receivables		2,908
Total assets		247,427,719
Liabilities
Payable for investments purchased	$154,092
Payable for fund shares redeemed	144,885
Accrued management fee	114,204
Distribution and service plan fees payable	20,864
Other affiliated payables	28,812
Other payables and accrued expenses	39,126
Collateral on securities loaned, at value	4,370,815
Total liabilities		4,872,798
Net Assets		$242,554,921
Net Assets consist of:
Paid in capital		$312,392,428
Distributions in excess of net investment income		(142,617)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(42,170,281)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(27,524,609)
Net Assets		$242,554,921
Initial Class:
Net Asset Value, offering price and redemption price per share ($46,359,670 ÷ 2,977,046 shares)		$15.57
Service Class 2:
Net Asset Value, offering price and redemption price per share ($97,285,825 ÷ 6,273,125 shares)		$15.51
Investor Class:
Net Asset Value, offering price and redemption price per share ($98,909,426 ÷ 6,362,332 shares)		$15.55

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$5,525,825
Income from Fidelity Central Funds		29,460
Total income		5,555,285
Expenses
Management fee	$1,586,952
Transfer agent fees	283,628
Distribution and service plan fees	287,986
Accounting and security lending fees	113,133
Custodian fees and expenses	21,680
Independent trustees' compensation	5,068
Audit	42,923
Legal	3,667
Miscellaneous	4,070
Total expenses before reductions	2,349,107
Expense reductions	(24,899)	2,324,208
Net investment income (loss)		3,231,077
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(34,634,341)
Foreign currency transactions	20,775
Total net realized gain (loss)		(34,613,566)
Change in net unrealized appreciation (depreciation) on: Investment securities	(33,356,984)
Assets and liabilities in foreign currencies	228
Total change in net unrealized appreciation (depreciation)		(33,356,756)
Net gain (loss)		(67,970,322)
Net increase (decrease) in net assets resulting from operations		$(64,739,245)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,231,077	$2,768,262
Net realized gain (loss)	(34,613,566)	3,706,029
Change in net unrealized appreciation (depreciation)	(33,356,756)	(52,975,739)
Net increase (decrease) in net assets resulting from operations	(64,739,245)	(46,501,448)
Distributions to shareholders from net investment income	(3,145,334)	(2,644,789)
Distributions to shareholders from net realized gain	(8,790,082)	(3,756,921)
Total distributions	(11,935,416)	(6,401,710)
Share transactions - net increase (decrease)	30,868,032	8,721,484
Redemption fees	90,979	73,907
Total increase (decrease) in net assets	(45,715,650)	(44,107,767)
Net Assets
Beginning of period	288,270,571	332,378,338
End of period (including distributions in excess of net investment income of $142,617 and distributions in excess of net investment income of $35,183, respectively)	$242,554,921	$288,270,571

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Energy Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$20.45	$23.95	$19.53	$18.81	$20.05
Income from Investment Operations
Net investment income (loss)A	.24	.22	.20	.19	.21
Net realized and unrealized gain (loss)	(4.30)	(3.23)	4.58	.74	(1.23)
Total from investment operations	(4.06)	(3.01)	4.78	.93	(1.02)
Distributions from net investment income	(.23)	(.23)	(.22)	(.21)	(.23)
Distributions from net realized gain	(.60)	(.28)	(.14)	–	–
Total distributions	(.83)	(.50)B	(.36)	(.21)	(.23)
Redemption fees added to paid in capitalA	.01	.01	–C	–C	.01
Net asset value, end of period	$15.57	$20.45	$23.95	$19.53	$18.81
Total ReturnD,E	(20.54)%	(12.59)%	24.55%	4.94%	(4.99)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.68%	.68%	.70%	.69%	.69%
Expenses net of fee waivers, if any	.68%	.67%	.69%	.69%	.69%
Expenses net of all reductions	.67%	.67%	.69%	.68%	.68%
Net investment income (loss)	1.25%	.91%	.88%	.98%	1.00%
Supplemental Data
Net assets, end of period (000 omitted)	$46,360	$70,828	$94,202	$96,822	$126,723
Portfolio turnover rateH	70%	99%	90%	81%	94%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.50 per share is comprised of distributions from net investment income of $.227 and distributions from net realized gain of $.273 per share.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Energy Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$20.37	$23.83	$19.44	$18.72	$19.94
Income from Investment Operations
Net investment income (loss)A	.19	.16	.14	.14	.16
Net realized and unrealized gain (loss)	(4.28)	(3.19)	4.55	.73	(1.21)
Total from investment operations	(4.09)	(3.03)	4.69	.87	(1.05)
Distributions from net investment income	(.18)	(.16)	(.16)	(.15)	(.18)
Distributions from net realized gain	(.60)	(.28)	(.14)	–	–
Total distributions	(.78)	(.44)	(.30)	(.15)	(.18)
Redemption fees added to paid in capitalA	.01	.01	–B	–B	.01
Net asset value, end of period	$15.51	$20.37	$23.83	$19.44	$18.72
Total ReturnC,D	(20.75)%	(12.76)%	24.21%	4.68%	(5.20)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.93%	.93%	.94%	.94%	.94%
Expenses net of fee waivers, if any	.93%	.92%	.94%	.94%	.93%
Expenses net of all reductions	.92%	.92%	.94%	.93%	.93%
Net investment income (loss)	1.00%	.66%	.64%	.74%	.75%
Supplemental Data
Net assets, end of period (000 omitted)	$97,286	$116,228	$130,100	$112,819	$127,187
Portfolio turnover rateG	70%	99%	90%	81%	94%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Energy Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$20.42	$23.90	$19.49	$18.77	$20.01
Income from Investment Operations
Net investment income (loss)A	.22	.20	.18	.17	.19
Net realized and unrealized gain (loss)	(4.29)	(3.21)	4.57	.74	(1.23)
Total from investment operations	(4.07)	(3.01)	4.75	.91	(1.04)
Distributions from net investment income	(.22)	(.20)	(.20)	(.19)	(.21)
Distributions from net realized gain	(.60)	(.28)	(.14)	–	–
Total distributions	(.81)B	(.48)	(.34)	(.19)	(.21)
Redemption fees added to paid in capitalA	.01	.01	–C	–C	.01
Net asset value, end of period	$15.55	$20.42	$23.90	$19.49	$18.77
Total ReturnD,E	(20.58)%	(12.65)%	24.45%	4.86%	(5.09)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.76%	.78%	.77%	.77%
Expenses net of fee waivers, if any	.76%	.75%	.77%	.77%	.77%
Expenses net of all reductions	.75%	.75%	.77%	.76%	.77%
Net investment income (loss)	1.17%	.83%	.80%	.90%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$98,909	$101,214	$108,077	$92,334	$107,479
Portfolio turnover rateH	70%	99%	90%	81%	94%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.81 per share is comprised of distributions from net investment income of $.215 and distributions from net realized gain of $.599 per share.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Energy Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$17,719,530
Gross unrealized depreciation	(46,941,949)
Net unrealized appreciation (depreciation) on securities	$(29,222,419)
Tax Cost	$275,629,426

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(40,472,486)
Net unrealized appreciation (depreciation) on securities and other investments	$(29,222,402)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	(29,233,499)
Long-term	(11,238,987)
Total capital loss carryforward	$(40,472,486)

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$3,399,885	$ 4,581,490
Long-term Capital Gains	8,535,531	1,820,220
Total	$11,935,416	$ 6,401,710

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $231,932,063 and $198,951,086, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted a separate 12b-1 Plan for Service Class 2 shares. Service Class 2 pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .25% of Service Class 2's average net assets.

For the period, total fees for Service Class 2, all of which was re-allowed to insurance companies for the distribution of shares and providing shareholder support services were $287,986.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$40,724
Service Class 2	76,028
Investor Class	166,876
$283,628

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,730 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $432 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $22,290.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $20,895 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,279 and a portion of class-level operating expenses as follows:

Amount
Investor Class	$2,725

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Initial Class	$671,471	$769,640
Service Class 2	1,125,062	901,241
Investor Class	1,348,801	973,908
Total	$3,145,334	$2,644,789
From net realized gain
Initial Class	$2,006,215	$989,684
Service Class 2	3,490,558	1,491,482
Investor Class	3,293,309	1,275,755
Total	$8,790,082	$3,756,921

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
Initial Class
Shares sold	318,964	657,441	$6,258,167	$16,976,138
Reinvestment of distributions	138,900	82,276	2,677,686	1,759,324
Shares redeemed	(943,712)	(1,210,859)	(17,847,770)	(29,274,110)
Net increase (decrease)	(485,848)	(471,142)	$(8,911,917)	$(10,538,648)
Service Class 2
Shares sold	1,207,923	1,331,464	$23,068,062	$32,699,584
Reinvestment of distributions	240,121	112,368	4,615,620	2,392,723
Shares redeemed	(881,739)	(1,196,622)	(16,309,856)	(28,599,996)
Net increase (decrease)	566,305	247,210	$11,373,826	$6,492,311
Investor Class
Shares sold	2,321,424	2,124,972	$45,120,504	$53,408,185
Reinvestment of distributions	244,179	105,714	4,642,110	2,249,663
Shares redeemed	(1,159,593)	(1,796,799)	(21,356,491)	(42,890,027)
Net increase (decrease)	1,406,010	433,887	$28,406,123	$12,767,821

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 60% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 40% of the total outstanding shares of Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and Shareholders of VIP Energy Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Energy Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the VIP Energy Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present). Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, its President for 3 years, stepping down in 2006, as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial Markets infrastructure). Mr. Donahue serves as a Member and Treasurer of the Board of Directors of United Way of New York (2012-present), Member of the Board of Directors of NYC Leadership Academy (2012-present) and Physicians for Human Rights (2013-present), and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services) and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director of Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present) and Head of Global Equity Research (2010-present). Previously, Mr. Bartel served as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	.68%
Actual		$1,000.00	$803.30	$3.09
Hypothetical-C		$1,000.00	$1,021.78	$3.47
Service Class 2.93%
Actual		$1,000.00	$802.50	$4.23
Hypothetical-C		$1,000.00	$1,020.52	$4.74
Investor Class	.76%
Actual		$1,000.00	$803.30	$3.45
Hypothetical-C		$1,000.00	$1,021.37	$3.87

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Service Class 2 designates 92% and 100% of the dividends distributed in February and December 2015, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

VNR2-ANN-0216
1.826359.111

Fidelity® Variable Insurance Products: Consumer Staples Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Life of FundA
Initial Class	9.46%	13.99%	10.37%
Investor Class	9.41%	13.91%	10.28%

 A From April 24, 2007

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Consumer Staples Portfolio - Initial Class on April 24, 2007, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$23,573	VIP Consumer Staples Portfolio - Initial Class
$16,659	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, the energy sector (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Portfolio Manager James McElligott:  For the year, the fund bettered the 6.04% return of the benchmark MSCI U.S. IMI Consumer Staples 25/50 Index and also the broad-based S&P 500®. Versus the sector benchmark, picks in the soft drinks segment and a large underweighting in hypermarkets & super centers gave the biggest boost. Top individual contributors included Coca-Cola Bottling Co. Consolidated, the largest independent Coca-Cola bottler in the U.S. Its stock price more than doubled in 2015, benefiting from growing recognition of the company’s superior earnings growth potential. Within hypermarkets & super centers, a sizable underweighting in big-box discount retailer Wal-Mart Stores helped, as disappointing sales growth and increased spending pressured earnings. Elsewhere, an out-of-index position in Sweden-based personal care products company Svenska Cellulosa aided results, as strategic initiatives drove improved profitability. The fund’s stake in Svenska, among others, was an example of how the fund’s foreign investments helped performance, despite the strong U.S. dollar. By contrast, security selection in the packaged foods & meats group was disappointing. An overweighting in Mead Johnson Nutrition hurt, as the infant formula company’s lack of online capabilities caused it to lose market share in China. Also, an underweighting in Kraft Foods Group detracted when the company received an unexpected merger offer that drove its stock up 36% in a single day in March.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Procter & Gamble Co.	11.5	10.9
The Coca-Cola Co.	11.2	9.7
CVS Health Corp.	6.5	5.9
Mead Johnson Nutrition Co. Class A	4.3	3.1
Walgreens Boots Alliance, Inc.	4.2	4.4
Altria Group, Inc.	4.0	3.8
Reynolds American, Inc.	3.5	3.6
Mondelez International, Inc.	3.4	4.1
Monster Beverage Corp.	3.2	3.1
Keurig Green Mountain, Inc.	2.8	4.0
	54.6

Top Industries (% of fund's net assets)

As of December 31, 2015
Beverages	23.5%
Food Products	20.6%
Food & Staples Retailing	17.5%
Household Products	16.4%
Tobacco	11.3%
All Others*	10.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of June 30, 2015
Food Products	24.4%
Beverages	22.9%
Food & Staples Retailing	17.4%
Household Products	15.1%
Tobacco	11.1%
All Others*	9.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
Beverages - 23.5%
Brewers - 1.8%
Anheuser-Busch InBev SA NV	8,036	$1,000,058
Boston Beer Co., Inc. Class A (a)	1,000	201,910
Molson Coors Brewing Co. Class B	32,800	3,080,576
		4,282,544
Distillers & Vintners - 1.9%
Constellation Brands, Inc. Class A (sub. vtg.)	28,900	4,116,516
Diageo PLC	6,479	176,927
Kweichow Moutai Co. Ltd.	9,950	333,253
		4,626,696
Soft Drinks - 19.8%
Britvic PLC	48,500	520,153
Coca-Cola Bottling Co. Consolidated	18,530	3,381,910
Coca-Cola Central Japan Co. Ltd.	111,800	1,800,396
Coca-Cola Enterprises, Inc.	26,400	1,299,936
Coca-Cola HBC AG	9,440	201,510
Coca-Cola Icecek Sanayi A/S	7,853	100,007
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	3,285	303,370
Monster Beverage Corp.	51,700	7,701,232
PepsiCo, Inc.	55,506	5,546,160
The Coca-Cola Co.	630,738	27,096,504
		47,951,178

TOTAL BEVERAGES		56,860,418

Biotechnology - 0.3%
Biotechnology - 0.3%
Enzymotec Ltd. (a)	84,900	832,020
Chemicals - 0.7%
Fertilizers & Agricultural Chemicals - 0.7%
Agrium, Inc. (b)	4,300	384,318
Monsanto Co.	6,100	600,972
Syngenta AG (Switzerland)	1,635	639,944
		1,625,234
Food & Staples Retailing - 17.5%
Drug Retail - 10.9%
CVS Health Corp.	160,339	15,676,344
Rite Aid Corp. (a)	64,600	506,464
Walgreens Boots Alliance, Inc.	118,500	10,090,868
		26,273,676
Food Distributors - 1.1%
Sysco Corp.	37,600	1,541,600
United Natural Foods, Inc. (a)	29,400	1,157,184
		2,698,784
Food Retail - 2.8%
Kroger Co.	97,652	4,084,783
Natural Grocers by Vitamin Cottage, Inc. (a)	12,700	258,699
Sprouts Farmers Market LLC (a)	56,400	1,499,676
Whole Foods Market, Inc.	27,400	917,900
		6,761,058
Hypermarkets & Super Centers - 2.7%
Costco Wholesale Corp.	21,600	3,488,400
Wal-Mart Stores, Inc.	51,704	3,169,455
		6,657,855

TOTAL FOOD & STAPLES RETAILING		42,391,373

Food Products - 20.6%
Agricultural Products - 0.5%
Bunge Ltd.	9,512	649,479
Darling International, Inc. (a)	25,500	268,260
First Resources Ltd.	150,000	202,639
		1,120,378
Packaged Foods & Meats - 20.1%
Blue Buffalo Pet Products, Inc. (a)(b)	45,300	847,563
ConAgra Foods, Inc.	64,900	2,736,184
Danone SA	17,950	1,212,944
Glanbia PLC	9,200	169,468
Greencore Group PLC	83,800	437,695
Hormel Foods Corp.	15,400	1,217,832
JBS SA	28,900	90,215
Kellogg Co.	15,200	1,098,504
Keurig Green Mountain, Inc.	76,194	6,855,936
McCormick & Co., Inc. (non-vtg.)	5,600	479,136
Mead Johnson Nutrition Co. Class A	132,400	10,452,980
Mondelez International, Inc.	185,400	8,313,336
Post Holdings, Inc. (a)	24,900	1,536,330
Premium Brands Holdings Corp.	19,600	540,958
The Hain Celestial Group, Inc. (a)	12,580	508,106
The Hershey Co.	25,700	2,294,239
The J.M. Smucker Co.	13,100	1,615,754
The Kraft Heinz Co.	53,800	3,914,488
TreeHouse Foods, Inc. (a)	40,500	3,177,630
Tyson Foods, Inc. Class A	20,600	1,098,598
		48,597,896

TOTAL FOOD PRODUCTS		49,718,274

Health Care Providers & Services - 0.3%
Health Care Services - 0.3%
Diplomat Pharmacy, Inc. (a)(b)	19,300	660,446
Household Durables - 0.8%
Housewares & Specialties - 0.8%
Jarden Corp. (a)	23,750	1,356,600
Newell Rubbermaid, Inc.	12,700	559,816
		1,916,416
Household Products - 16.4%
Household Products - 16.4%
Colgate-Palmolive Co.	29,890	1,991,272
Procter & Gamble Co.	349,436	27,748,715
Spectrum Brands Holdings, Inc.	53,100	5,405,580
Svenska Cellulosa AB (SCA) (B Shares)	155,600	4,509,306
		39,654,873
Personal Products - 7.9%
Personal Products - 7.9%
Asaleo Care Ltd.	462,122	533,500
Avon Products, Inc. (b)	574,145	2,325,287
Coty, Inc. Class A (b)	139,100	3,565,133
Elizabeth Arden, Inc. (a)(b)	45,600	451,440
Estee Lauder Companies, Inc. Class A	58,500	5,151,510
Herbalife Ltd. (a)	67,300	3,608,626
Nu Skin Enterprises, Inc. Class A	17,888	677,776
Ontex Group NV	32,700	1,164,183
Unilever NV (Certificaten Van Aandelen) (Bearer)	34,759	1,514,940
		18,992,395
Specialty Retail - 0.5%
Specialty Stores - 0.5%
GNC Holdings, Inc.	41,500	1,287,330
Tobacco - 11.3%
Tobacco - 11.3%
Altria Group, Inc.	166,896	9,715,016
British American Tobacco PLC sponsored ADR	24,159	2,668,362
Imperial Tobacco Group PLC	19,368	1,024,028
Japan Tobacco, Inc.	23,000	844,417
Philip Morris International, Inc.	51,834	4,556,727
Reynolds American, Inc.	182,900	8,440,835
		27,249,385
TOTAL COMMON STOCKS
(Cost $199,208,949)		241,188,164

Convertible Preferred Stocks - 0.6%
Internet & Catalog Retail - 0.6%
Internet Retail - 0.6%
The Honest Co., Inc. Series D (c)
(Cost $1,499,986)	32,783	1,499,986

Money Market Funds - 3.9%
Fidelity Cash Central Fund, 0.33% (d)	2,958,460	2,958,460
Fidelity Securities Lending Cash Central Fund, 0.35% (d)(e)	6,319,450	6,319,450
TOTAL MONEY MARKET FUNDS
(Cost $9,277,910)		9,277,910
TOTAL INVESTMENT PORTFOLIO - 104.3%
(Cost $209,986,845)		251,966,060
NET OTHER ASSETS (LIABILITIES) - (4.3)%		(10,313,919)
NET ASSETS - 100%		$241,652,141

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,499,986 or 0.6% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
The Honest Co., Inc. Series D	8/3/15	$1,499,986

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,160
Fidelity Securities Lending Cash Central Fund	150,394
Total	$153,554

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$241,188,164	$229,934,780	$11,253,384	$--
Convertible Preferred Stocks	1,499,986	--	--	1,499,986
Money Market Funds	9,277,910	9,277,910	--	--
Total Investments in Securities:	$251,966,060	$239,212,690	$11,253,384	$1,499,986

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$5,132,724
Level 2 to Level 1	$1,758,068

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.4%
Sweden	1.9%
United Kingdom	1.8%
Cayman Islands	1.5%
Japan	1.2%
Others (Individually Less Than 1%)	4.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (including securities loaned of $6,138,477) — See accompanying schedule: Unaffiliated issuers (cost $200,708,935)	$242,688,150
Fidelity Central Funds (cost $9,277,910)	9,277,910
Total Investments (cost $209,986,845)		$251,966,060
Foreign currency held at value (cost $13,993)		13,993
Receivable for fund shares sold		132,574
Dividends receivable		434,605
Distributions receivable from Fidelity Central Funds		9,512
Prepaid expenses		965
Other receivables		432
Total assets		252,558,141
Liabilities
Payable for investments purchased	$4,398,115
Payable for fund shares redeemed	9,838
Accrued management fee	108,070
Other affiliated payables	34,968
Other payables and accrued expenses	35,559
Collateral on securities loaned, at value	6,319,450
Total liabilities		10,906,000
Net Assets		$241,652,141
Net Assets consist of:
Paid in capital		$191,078,446
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		8,594,930
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		41,978,765
Net Assets		$241,652,141
Initial Class:
Net Asset Value, offering price and redemption price per share ($28,077,281 ÷ 1,538,865 shares)		$18.25
Investor Class:
Net Asset Value, offering price and redemption price per share ($213,574,860 ÷ 11,744,331 shares)		$18.19

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$4,574,698
Income from Fidelity Central Funds		153,554
Total income		4,728,252
Expenses
Management fee	$1,128,754
Transfer agent fees	284,059
Accounting and security lending fees	80,781
Custodian fees and expenses	9,560
Independent trustees' compensation	3,507
Audit	49,051
Legal	2,264
Miscellaneous	2,067
Total expenses before reductions	1,560,043
Expense reductions	(8,619)	1,551,424
Net investment income (loss)		3,176,828
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	10,520,017
Foreign currency transactions	(2,042)
Total net realized gain (loss)		10,517,975
Change in net unrealized appreciation (depreciation) on: Investment securities	5,432,147
Assets and liabilities in foreign currencies	372
Total change in net unrealized appreciation (depreciation)		5,432,519
Net gain (loss)		15,950,494
Net increase (decrease) in net assets resulting from operations		$19,127,322

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,176,828	$2,466,065
Net realized gain (loss)	10,517,975	12,690,719
Change in net unrealized appreciation (depreciation)	5,432,519	6,733,541
Net increase (decrease) in net assets resulting from operations	19,127,322	21,890,325
Distributions to shareholders from net investment income	(3,318,744)	(2,315,120)
Distributions to shareholders from net realized gain	(12,937,830)	(5,716,128)
Total distributions	(16,256,574)	(8,031,248)
Share transactions - net increase (decrease)	55,231,623	3,444,994
Redemption fees	15,606	8,590
Total increase (decrease) in net assets	58,117,977	17,312,661
Net Assets
Beginning of period	183,534,164	166,221,503
End of period (including undistributed net investment income of $0 and $155,726, respectively)	$241,652,141	$183,534,164

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Consumer Staples Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.08	$16.44	$14.03	$12.42	$11.61
Income from Investment Operations
Net investment income (loss)A	.28	.28	.31	.27	.21
Net realized and unrealized gain (loss)	1.34	2.21	2.73	1.64	.73
Total from investment operations	1.62	2.49	3.04	1.91	.94
Distributions from net investment income	(.27)	(.24)	(.31)	(.22)	(.14)
Distributions from net realized gain	(1.18)	(.61)	(.32)	(.09)	–
Total distributions	(1.45)	(.85)	(.63)	(.31)	(.14)
Redemption fees added to paid in capitalA	–B	–B	–B	.01	.01
Net asset value, end of period	$18.25	$18.08	$16.44	$14.03	$12.42
Total ReturnC,D	9.46%	15.66%	21.80%	15.40%	8.18%
Ratios to Average Net AssetsE,F
Expenses before reductions	.69%	.71%	.73%	.75%	.87%
Expenses net of fee waivers, if any	.69%	.70%	.72%	.75%	.87%
Expenses net of all reductions	.68%	.70%	.72%	.74%	.87%
Net investment income (loss)	1.61%	1.66%	1.94%	1.95%	1.76%
Supplemental Data
Net assets, end of period (000 omitted)	$28,077	$22,943	$25,736	$24,123	$13,965
Portfolio turnover rateG	38%	78%	36%	20%	18%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Consumer Staples Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.02	$16.40	$13.99	$12.39	$11.59
Income from Investment Operations
Net investment income (loss)A	.27	.26	.30	.25	.20
Net realized and unrealized gain (loss)	1.34	2.20	2.73	1.64	.72
Total from investment operations	1.61	2.46	3.03	1.89	.92
Distributions from net investment income	(.26)	(.23)	(.30)	(.21)	(.13)
Distributions from net realized gain	(1.18)	(.61)	(.32)	(.09)	–
Total distributions	(1.44)	(.84)	(.62)	(.30)	(.13)
Redemption fees added to paid in capitalA	–B	–B	–B	.01	.01
Net asset value, end of period	$18.19	$18.02	$16.40	$13.99	$12.39
Total ReturnC,D	9.41%	15.52%	21.79%	15.30%	8.07%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	.78%	.80%	.82%	.94%
Expenses net of fee waivers, if any	.76%	.78%	.80%	.82%	.94%
Expenses net of all reductions	.76%	.77%	.80%	.82%	.93%
Net investment income (loss)	1.53%	1.59%	1.86%	1.87%	1.69%
Supplemental Data
Net assets, end of period (000 omitted)	$213,575	$160,591	$140,485	$89,648	$45,307
Portfolio turnover rateG	38%	78%	36%	20%	18%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Consumer Staples Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$46,206,843
Gross unrealized depreciation	(5,508,225)
Net unrealized appreciation (depreciation) on securities	$40,698,618
Tax Cost	$211,267,442

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$10,236,192
Net unrealized appreciation (depreciation) on securities and other investments	$40,698,168

The Fund intends to elect to defer to its next fiscal year $360,664 of capital losses recognized during the period November 1, 2015 to December 31, 2015.

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$5,842,044	$ 4,440,987
Long-term Capital Gains	10,414,530	3,590,261
Total	$16,256,574	$ 8,031,248

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $125,499,445 and $78,565,134, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% ( .15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$16,433
Investor Class	267,626
$284,059

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,268 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $275 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $150,394.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $4,479 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $792 and a portion of class-level operating expenses as follows:

Amount
Investor Class	$3,348

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Initial Class	$400,995	$ 304,944
Investor Class	2,917,749	2,010,176
Total	$3,318,744	$2,315,120
From net realized gain
Initial Class	$1,614,521	$811,971
Investor Class	11,323,309	4,904,157
Total	$12,937,830	$5,716,128

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
Initial Class
Shares sold	441,760	170,718	$7,883,291	$2,972,708
Reinvestment of distributions	115,112	67,532	2,015,516	1,116,915
Shares redeemed	(287,181)	(534,491)	(5,040,290)	(8,658,489)
Net increase (decrease)	269,691	(296,241)	$4,858,517	$(4,568,866)
Investor Class
Shares sold	2,935,553	1,574,126	$52,128,879	$27,559,808
Reinvestment of distributions	815,517	416,552	14,241,058	6,914,333
Shares redeemed	(916,976)	(1,648,120)	(15,996,831)	(26,460,281)
Net increase (decrease)	2,834,094	342,558	$50,373,106	$8,013,860

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and Shareholders of VIP Consumer Staples Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Consumer Staples Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the VIP Consumer Staples Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 17, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present). Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, its President for 3 years, stepping down in 2006, as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial Markets infrastructure). Mr. Donahue serves as a Member and Treasurer of the Board of Directors of United Way of New York (2012-present), Member of the Board of Directors of NYC Leadership Academy (2012-present) and Physicians for Human Rights (2013-present), and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services) and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director of Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present) and Head of Global Equity Research (2010-present). Previously, Mr. Bartel served as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	.68%
Actual		$1,000.00	$1,076.80	$3.56
Hypothetical-C		$1,000.00	$1,021.78	$3.47
Investor Class	.76%
Actual		$1,000.00	$1,076.40	$3.98
Hypothetical-C		$1,000.00	$1,021.37	$3.87

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Consumer Staples Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Initial Class	02/12/16	02/12/16	$0.724
Investor Class	02/12/16	02/12/16	$0.724

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $10,266,778 or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year for the following funds qualifying for the dividends–received deduction for corporate shareholders:

	February 2015	December 2015
VIP Consumer Staples Portfolio
Initial Class	2%	78%
Investor Class	2%	80%

VCSP-ANN-0216
1.850994.108

Fidelity® Variable Insurance Products: Consumer Discretionary Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	4.71%	14.13%	9.14%
Investor Class	4.66%	14.06%	9.06%

 Prior to October 1, 2006, the fund was named VIP Consumer Industries Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Consumer Discretionary Portfolio - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$23,976	VIP Consumer Discretionary Portfolio - Initial Class
$20,242	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, the energy sector (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Portfolio Manager Peter Dixon:  For the year, the fund’s share classes underperformed the 6.43% gain of the benchmark MSCI U.S. IMI Consumer Discretionary 25/50 Index, but handily surpassed the broad-market S&P 500® index. The sector outperformed the S&P 500® as U.S. consumers continued to benefit from low gasoline prices, improving residential housing sales, declining unemployment, low inflation and continued low – albeit rising – interest rates. Versus the MSCI index, picks in hotels, resorts & cruise lines and positioning in Internet retail hurt. Global hotel and resort giant Hilton Worldwide Holdings, a large fund holding, was the biggest individual detractor; shares returned -16% in the fund. Hilton declined as investors became wary the hotel industry was entering late cycle and that revenue per available room was decelerating. Concerns also arose that alternative asset manager Blackstone Group, which owned a large stake in Hilton, would sell a significant amount of its shares – a fear that came to fruition in May. The fund’s foreign holdings also hurt performance against a stronger U.S. dollar. Picks within movies & entertainment and broadcasting were a plus. A large underweighting in global media and entertainment giant Twenty-First Century Fox was the fund’s biggest individual relative contributor. The stock suffered when the firm's 2016 earnings guidance was cut in August. We sold the fund’s small position in the stock by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Amazon.com, Inc.	9.9	4.0
The Walt Disney Co.	7.1	8.4
L Brands, Inc.	4.7	4.6
Starbucks Corp.	4.1	4.6
NIKE, Inc. Class B	4.1	5.0
Home Depot, Inc.	4.1	4.2
Charter Communications, Inc. Class A	3.8	1.1
Ross Stores, Inc.	3.4	2.1
Hilton Worldwide Holdings, Inc.	3.1	4.5
Comcast Corp. Class A	3.0	5.9
	47.3

Top Industries (% of fund's net assets)

As of December 31, 2015
Specialty Retail	19.4%
Media	19.3%
Hotels, Restaurants & Leisure	16.5%
Internet & Catalog Retail	11.9%
Textiles, Apparel & Luxury Goods	9.0%
All Others*	23.9%

As of June 30, 2015
Hotels, Restaurants & Leisure	26.2%
Media	20.7%
Specialty Retail	18.1%
Internet & Catalog Retail	8.3%
Textiles, Apparel & Luxury Goods	7.0%
All Others*	19.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
Auto Components - 4.3%
Auto Parts & Equipment - 4.3%
Delphi Automotive PLC	47,237	$4,049,628
Tenneco, Inc. (a)	54,060	2,481,895
Visteon Corp.	21,600	2,473,200
		9,004,723
Automobiles - 1.4%
Automobile Manufacturers - 0.7%
Ferrari NV (a)	9,600	460,800
Tata Motors Ltd. (a)	84,556	499,394
Tesla Motors, Inc. (a)(b)	2,130	511,221
		1,471,415
Motorcycle Manufacturers - 0.7%
Harley-Davidson, Inc.	34,200	1,552,338

TOTAL AUTOMOBILES		3,023,753

Beverages - 2.7%
Distillers & Vintners - 1.6%
Constellation Brands, Inc. Class A (sub. vtg.)	22,800	3,247,632
Soft Drinks - 1.1%
Monster Beverage Corp.	15,840	2,359,526

TOTAL BEVERAGES		5,607,158

Hotels, Restaurants & Leisure - 16.5%
Casinos & Gaming - 2.2%
Las Vegas Sands Corp.	83,260	3,650,118
Wynn Resorts Ltd. (b)	15,020	1,039,234
		4,689,352
Hotels, Resorts & Cruise Lines - 4.4%
Accor SA	52,825	2,296,590
Hilton Worldwide Holdings, Inc.	296,640	6,348,096
Royal Caribbean Cruises Ltd.	4,100	414,961
		9,059,647
Leisure Facilities - 1.5%
Vail Resorts, Inc.	23,960	3,066,640
Restaurants - 8.4%
Chipotle Mexican Grill, Inc. (a)	1,000	479,850
Domino's Pizza, Inc.	6,445	717,006
Fiesta Restaurant Group, Inc. (a)	27,000	907,200
McDonald's Corp.	38,620	4,562,567
Papa John's International, Inc.	3,100	173,197
Ruth's Hospitality Group, Inc.	132,916	2,116,023
Starbucks Corp.	142,370	8,546,471
		17,502,314

TOTAL HOTELS, RESTAURANTS & LEISURE		34,317,953

Household Durables - 3.9%
Homebuilding - 2.1%
Lennar Corp. Class A	22,400	1,095,584
PulteGroup, Inc.	179,800	3,204,036
		4,299,620
Household Appliances - 1.0%
Techtronic Industries Co. Ltd.	535,908	2,169,487
Housewares & Specialties - 0.8%
Jarden Corp. (a)	29,340	1,675,901

TOTAL HOUSEHOLD DURABLES		8,145,008

Household Products - 1.7%
Household Products - 1.7%
Spectrum Brands Holdings, Inc.	33,880	3,448,984
Internet & Catalog Retail - 11.9%
Internet Retail - 11.9%
Amazon.com, Inc. (a)	30,398	20,545,703
Expedia, Inc.	6,917	859,783
Ocado Group PLC (a)(b)	725,033	3,250,354
		24,655,840
Internet Software & Services - 1.3%
Internet Software & Services - 1.3%
Alibaba Group Holding Ltd. sponsored ADR (a)	33,600	2,730,672
Media - 19.3%
Broadcasting - 2.3%
ITV PLC	1,189,200	4,849,126
Cable & Satellite - 8.0%
Charter Communications, Inc. Class A (a)(b)	43,080	7,887,948
Comcast Corp. Class A	108,980	6,149,741
Naspers Ltd. Class N	15,940	2,178,748
Starz Series A (a)	11,900	398,650
		16,615,087
Movies & Entertainment - 9.0%
Lions Gate Entertainment Corp. (b)	51,200	1,658,368
The Walt Disney Co.	140,184	14,730,535
Time Warner, Inc.	34,300	2,218,181
		18,607,084

TOTAL MEDIA		40,071,297

Multiline Retail - 2.1%
Department Stores - 1.1%
Macy's, Inc.	62,740	2,194,645
General Merchandise Stores - 1.0%
B&M European Value Retail S.A.	260,460	1,093,163
Burlington Stores, Inc. (a)	24,900	1,068,210
		2,161,373

TOTAL MULTILINE RETAIL		4,356,018

Software - 2.0%
Application Software - 2.0%
Mobileye NV (a)(b)	98,000	4,143,440
Specialty Retail - 19.4%
Apparel Retail - 10.0%
Inditex SA	31,390	1,078,376
L Brands, Inc.	101,800	9,754,476
Ross Stores, Inc.	130,300	7,011,443
TJX Companies, Inc.	13,157	932,963
United Arrows Ltd.	8,700	375,067
Zumiez, Inc. (a)	112,866	1,706,534
		20,858,859
Automotive Retail - 3.5%
AutoZone, Inc. (a)	5,890	4,369,850
O'Reilly Automotive, Inc. (a)	11,680	2,959,946
		7,329,796
Home Improvement Retail - 4.1%
Home Depot, Inc.	63,740	8,429,615
Specialty Stores - 1.8%
Signet Jewelers Ltd.	16,800	2,077,992
Staples, Inc.	175,800	1,664,826
		3,742,818

TOTAL SPECIALTY RETAIL		40,361,088

Textiles, Apparel & Luxury Goods - 9.0%
Apparel, Accessories & Luxury Goods - 4.9%
G-III Apparel Group Ltd. (a)	112,052	4,959,422
Regina Miracle International Holdings Ltd. (a)	90,019	130,596
VF Corp.	83,900	5,222,775
		10,312,793
Footwear - 4.1%
NIKE, Inc. Class B	136,070	8,504,375

TOTAL TEXTILES, APPAREL & LUXURY GOODS		18,817,168

TOTAL COMMON STOCKS
(Cost $181,471,208)		198,683,102

Money Market Funds - 12.2%
Fidelity Cash Central Fund, 0.33% (c)	10,396,028	10,396,028
Fidelity Securities Lending Cash Central Fund, 0.35% (c)(d)	15,012,498	15,012,498
TOTAL MONEY MARKET FUNDS
(Cost $25,408,526)		25,408,526
TOTAL INVESTMENT PORTFOLIO - 107.7%
(Cost $206,879,734)		224,091,628
NET OTHER ASSETS (LIABILITIES) - (7.7)%		(16,116,307)
NET ASSETS - 100%		$207,975,321

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$8,116
Fidelity Securities Lending Cash Central Fund	47,939
Total	$56,055

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$198,683,102	$192,251,434	$6,431,668	$--
Money Market Funds	25,408,526	25,408,526	--	--
Total Investments in Securities:	$224,091,628	$217,659,960	$6,431,668	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$2,514,776
Level 2 to Level 1	$0

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.2%
United Kingdom	4.4%
Netherlands	2.2%
Bailiwick of Jersey	1.9%
Cayman Islands	1.3%
France	1.1%
South Africa	1.0%
Hong Kong	1.0%
Bermuda	1.0%
Others (Individually Less Than 1%)	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (including securities loaned of $14,639,614) — See accompanying schedule: Unaffiliated issuers (cost $181,471,208)	$198,683,102
Fidelity Central Funds (cost $25,408,526)	25,408,526
Total Investments (cost $206,879,734)		$224,091,628
Receivable for investments sold		515,225
Receivable for fund shares sold		331,431
Dividends receivable		208,901
Distributions receivable from Fidelity Central Funds		18,819
Prepaid expenses		665
Other receivables		922
Total assets		225,167,591
Liabilities
Payable for investments purchased	$2,021,213
Payable for fund shares redeemed	553
Accrued management fee	93,354
Other affiliated payables	28,953
Other payables and accrued expenses	35,699
Collateral on securities loaned, at value	15,012,498
Total liabilities		17,192,270
Net Assets		$207,975,321
Net Assets consist of:
Paid in capital		$188,834,039
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,930,479
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		17,210,803
Net Assets		$207,975,321
Initial Class:
Net Asset Value, offering price and redemption price per share ($42,048,244 ÷ 2,351,370 shares)		$17.88
Investor Class:
Net Asset Value, offering price and redemption price per share ($165,927,077 ÷ 9,302,064 shares)		$17.84

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$1,958,785
Income from Fidelity Central Funds		56,055
Total income		2,014,840
Expenses
Management fee	$797,428
Transfer agent fees	193,355
Accounting and security lending fees	57,519
Custodian fees and expenses	10,083
Independent trustees' compensation	2,402
Audit	46,696
Legal	1,457
Miscellaneous	1,547
Total expenses before reductions	1,110,487
Expense reductions	(8,158)	1,102,329
Net investment income (loss)		912,511
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $12,232)	2,601,733
Foreign currency transactions	(983)
Total net realized gain (loss)		2,600,750
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $10,119)	268,039
Assets and liabilities in foreign currencies	(134)
Total change in net unrealized appreciation (depreciation)		267,905
Net gain (loss)		2,868,655
Net increase (decrease) in net assets resulting from operations		$3,781,166

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$912,511	$457,117
Net realized gain (loss)	2,600,750	13,607,792
Change in net unrealized appreciation (depreciation)	267,905	(5,425,870)
Net increase (decrease) in net assets resulting from operations	3,781,166	8,639,039
Distributions to shareholders from net investment income	(888,137)	(466,463)
Distributions to shareholders from net realized gain	(12,074,620)	(7,488,531)
Total distributions	(12,962,757)	(7,954,994)
Share transactions - net increase (decrease)	108,756,640	(34,067,534)
Redemption fees	73,024	10,416
Total increase (decrease) in net assets	99,648,073	(33,373,073)
Net Assets
Beginning of period	108,327,248	141,700,321
End of period	$207,975,321	$108,327,248

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Consumer Discretionary Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$19.01	$18.54	$14.24	$12.26	$12.56
Income from Investment Operations
Net investment income (loss)A	.13	.08	.03	.07	.06
Net realized and unrealized gain (loss)	.73	1.59	5.58	2.55	(.29)
Total from investment operations	.86	1.67	5.61	2.62	(.23)
Distributions from net investment income	(.09)	(.10)	(.02)	(.05)	(.08)
Distributions from net realized gain	(1.91)	(1.11)	(1.30)	(.60)	–
Total distributions	(2.00)	(1.20)B	(1.32)	(.65)	(.08)
Redemption fees added to paid in capitalA	.01	–C	.01	.01	.01
Net asset value, end of period	$17.88	$19.01	$18.54	$14.24	$12.26
Total ReturnD,E	4.71%	9.64%	41.10%	21.67%	(1.75)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.70%	.72%	.76%	.89%	.97%
Expenses net of fee waivers, if any	.70%	.72%	.75%	.89%	.97%
Expenses net of all reductions	.69%	.71%	.75%	.88%	.96%
Net investment income (loss)	.69%	.45%	.16%	.53%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$42,048	$21,446	$32,004	$11,950	$7,462
Portfolio turnover rateH	46%	129%	122%	190%	182%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.20 per share is comprised of distributions from net investment income of $0.097 and distributions from net realized gain of $1.106 per share.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Consumer Discretionary Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.97	$18.50	$14.21	$12.25	$12.54
Income from Investment Operations
Net investment income (loss)A	.11	.07	.01	.06	.05
Net realized and unrealized gain (loss)	.74	1.59	5.58	2.53	(.28)
Total from investment operations	.85	1.66	5.59	2.59	(.23)
Distributions from net investment income	(.08)	(.08)	(.01)	(.04)	(.07)
Distributions from net realized gain	(1.91)	(1.11)	(1.30)	(.60)	–
Total distributions	(1.99)	(1.19)	(1.31)	(.64)	(.07)
Redemption fees added to paid in capitalA	.01	–B	.01	.01	.01
Net asset value, end of period	$17.84	$18.97	$18.50	$14.21	$12.25
Total ReturnC,D	4.66%	9.58%	41.05%	21.45%	(1.76)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.78%	.80%	.83%	.96%	1.04%
Expenses net of fee waivers, if any	.77%	.79%	.83%	.96%	1.04%
Expenses net of all reductions	.77%	.78%	.83%	.94%	1.03%
Net investment income (loss)	.61%	.38%	.08%	.46%	.42%
Supplemental Data
Net assets, end of period (000 omitted)	$165,927	$86,882	$109,697	$27,563	$14,654
Portfolio turnover rateG	46%	129%	122%	190%	182%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Consumer Discretionary Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$30,669,841
Gross unrealized depreciation	(13,773,760)
Net unrealized appreciation (depreciation) on securities	$16,896,081
Tax Cost	$207,195,547

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$3,051,328
Net unrealized appreciation (depreciation) on securities and other investments	$16,894,990

The Fund intends to elect to defer to its next fiscal year $805,036 of capital losses recognized during the period November 1, 2015 to December 31, 2015.

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$1,510,373	$ 4,595,504
Long-term Capital Gains	11,452,384	3,359,490
Total	$12,962,757	$ 7,954,994

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $155,944,498 and $65,935,053, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07%( .15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$17,926
Investor Class	175,429
$193,355

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $912 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $176 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $47,939.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $5,625 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $12.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $516 and a portion of class-level operating expenses as follows:

Amount
Investor Class	$2,005

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Initial Class	$201,826	$103,660
Investor Class	686,311	362,803
Total	$888,137	$466,463
From net realized gain
Initial Class	$2,248,126	$1,615,468
Investor Class	9,826,494	5,873,063
Total	$12,074,620	$7,488,531

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
Initial Class
Shares sold	1,350,232	161,810	$24,894,236	$2,977,085
Reinvestment of distributions	138,025	98,074	2,449,952	1,719,128
Shares redeemed	(265,236)	(858,057)	(4,757,952)	(15,235,071)
Net increase (decrease)	1,223,021	(598,173)	$22,586,236	$(10,538,858)
Investor Class
Shares sold	4,742,177	904,665	$86,676,987	$16,531,688
Reinvestment of distributions	593,909	356,044	10,512,805	6,235,866
Shares redeemed	(614,917)	(2,609,265)	(11,019,388)	(46,296,230)
Net increase (decrease)	4,721,169	(1,348,556)	$86,170,404	$(23,528,676)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and Shareholders of VIP Consumer Discretionary Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Consumer Discretionary Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the VIP Consumer Discretionary Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 17, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present). Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, its President for 3 years, stepping down in 2006, as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial Markets infrastructure). Mr. Donahue serves as a Member and Treasurer of the Board of Directors of United Way of New York (2012-present), Member of the Board of Directors of NYC Leadership Academy (2012-present) and Physicians for Human Rights (2013-present), and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services) and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director of Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present) and Head of Global Equity Research (2010-present). Previously, Mr. Bartel served as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	.69%
Actual		$1,000.00	$990.90	$3.46
Hypothetical-C		$1,000.00	$1,021.73	$3.52
Investor Class	.77%
Actual		$1,000.00	$990.80	$3.86
Hypothetical-C		$1,000.00	$1,021.32	$3.92

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Consumer Discretionary Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/12/16	02/12/16	$0.298
Investor Class	02/12/16	02/12/16	$0.298

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $3,057,786, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class and Investor Class designate 1% and 100% of the dividends distributed in February, 2015 and December, 2015, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

VCONIC-ANN-0216
1.817355.110

Item 2.

Code of Ethics

As of the end of the period, December 31, 2015, Variable Insurance Products Fund IV (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that David A. Rosow is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Rosow is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to VIP Consumer Discretionary Portfolio, VIP Consumer Staples Portfolio, VIP Energy Portfolio, VIP Financial Services Portfolio, VIP Health Care Portfolio, VIP Industrials Portfolio, VIP Materials Portfolio, VIP Real Estate Portfolio, VIP Technology Portfolio, VIP Telecommunications Portfolio, and VIP Utilities Portfolio (the “Funds”):

Services Billed by PwC

December 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Consumer Discretionary Portfolio	$40,000	$-	$2,500	$1,500
VIP Consumer Staples Portfolio	$40,000	$-	$2,500	$1,500
VIP Energy Portfolio	$40,000	$-	$7,500	$1,600
VIP Financial Services Portfolio	$40,000	$-	$2,900	$1,500
VIP Health Care Portfolio	$42,000	$-	$2,500	$1,800
VIP Industrials Portfolio	$40,000	$-	$2,500	$1,500
VIP Materials Portfolio	$39,000	$-	$2,500	$1,500
VIP Real Estate Portfolio	$47,000	$-	$3,500	$1,600
VIP Technology Portfolio	$44,000	$-	$2,500	$1,600
VIP Telecommunications Portfolio	$39,000	$-	$2,500	$1,500
VIP Utilities Portfolio	$39,000	$-	$6,400	$1,500

December 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Consumer Discretionary Portfolio	$37,000	$-	$2,600	$200
VIP Consumer Staples Portfolio	$37,000	$-	$2,600	$300
VIP Energy Portfolio	$37,000	$-	$2,600	$300
VIP Financial Services Portfolio	$38,000	$-	$2,600	$200
VIP Health Care Portfolio	$40,000	$-	$2,600	$300
VIP Industrials Portfolio	$37,000	$-	$2,600	$300
VIP Materials Portfolio	$37,000	$-	$2,600	$200
VIP Real Estate Portfolio	$45,000	$-	$3,600	$300
VIP Technology Portfolio	$41,000	$-	$2,600	$300
VIP Telecommunications Portfolio	$37,000	$-	$2,600	$200
VIP Utilities Portfolio	$36,000	$-	$2,600	$200

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2015A	December 31, 2014A
Audit-Related Fees	$5,290,000	$5,950,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2015 A	December 31, 2014 A
PwC	$5,700,000	$8,130,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund IV

By:	/s/ Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	February 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	February 24, 2016

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	February 24, 2016